UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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Donnelley Financial Solutions, Inc.

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2025 Proxy Statement

Created in ActiveDisclosure℠ by DFIN

Our Values

Our values enable us to make a positive impact

on our employees, clients, and shareholders.

Purposeful Agility We navigate constantly changing market conditions in order to help our clients succeed.	Collective Genius We create the best solutions by leveraging diverse perspectives, sharing knowledge, and fostering an inclusive environment in which all voices are heard.	Uncompromising Integrity We adhere to the highest standards of integrity, quality, and transparency in all that we do.	Bold Action We are confident and willing to push boundaries to pursue innovative and unconventional solutions.

Dear DFIN Shareholders,

The Board of Directors would like to thank you for your continued investment in DFIN. 2024 was a meaningful year in our history as an independent company as we continued to make significant progress on our strategic transformation, including changing the mix of business to become a software-first company, investing in the development and security of our technology platforms, and enhancing our financial flexibility.

In 2024, we achieved a significant milestone in our journey to transform DFIN into an enterprise software and services company. For the first time in our history, Software Solutions surpassed each of Tech-Enabled Services and Print and Distribution to become DFIN’s largest revenue component. This important accomplishment demonstrates the progress of our transformation and is a proof point for our broader strategy of becoming a software-centric company.

DFIN is now a more profitable, focused and resilient company, with the Board of Directors diligently serving as thoughtful stewards of the business. We are meaningfully ahead of our original transformation plan and we are energized to make continued progress against our key strategic priorities. Through the disciplined execution of our strategy, we believe there is opportunity ahead to create substantial value for our shareholders.

The Board, together with the executive management team, regularly evaluates the Company’s capital allocation strategy and remains committed to deploying capital in ways that will generate long-term value for our shareholders. As such, our deep belief in the intrinsic value of the company is reflected in the Company’s repurchase of nearly 1 million shares of DFIN stock in 2024.

Going forward, our focus remains on delivering exceptional value to our clients, driving superior returns for our shareholders, and creating a world-class experience for our employees. In 2025 we will continue to work hard on your behalf to ensure the long-term success of DFIN. We are firmly committed to our strategy and believe we have the right strategic plan in place to achieve our goals. Thank you for your continued support.

Sincerely,

Richard L. Crandall
Chairman of the Board

Luis A. Aguilar	Juliet S. Ellis	Gary G. Greenfield

Daniel N. Leib	Lois M. Martin	Chandar Pattabhiram

Ayman Sayed

Notice of Annual Meeting of Stockholders

Wednesday, May 14, 2025 1:30 p.m. Central time	Virtual Meeting: Annual meeting to be held live via the Internet -- please visit www.proxydocs.com/DFIN for more details and to register to attend	Record Date The close of business March 17, 2025

Items of Business

•
To elect the nominees identified in this proxy statement for a one-year term as directors
•
To approve, on an advisory basis, the Company’s executive compensation
•
To vote to amend the Company’s Amended and Restated 2016 Performance Incentive Plan
•
To vote to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm
•
To conduct any other business if properly raised

In accordance with Securities and Exchange Commission rules that allow us to furnish our proxy materials over the Internet, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the proxy materials.

We have adopted a virtual format for our Annual Meeting. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/DFIN. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your notice, proxy card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. You will find more information on the matters for voting in the proxy statement on the following pages. If you are a stockholder of record, you may vote by mail, by toll-free telephone number or, by using the Internet.

Your vote is important! We strongly encourage you to exercise your right to vote as a stockholder. Please sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, call the toll-free number or log on to the Internet. You may revoke your proxy at any time before it is exercised at the Annual Meeting.

You will find instructions on how to vote on page 66. Most stockholders vote by proxy in advance of the meeting and do not attend the meeting live via the Internet. However, as long as you were a stockholder at the close of business on March 17, 2025, you are invited to attend the meeting, or to send a representative.

By Order of the Board of Directors

Leah Trzcinski

Secretary

April 2, 2025

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 14, 2025.

This proxy statement and our annual report to stockholders are available on the Internet at www.proxydocs.com/DFIN. On this site, you will be able to access our 2025 proxy statement and our 2024 Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and all amendments or supplements to the foregoing material that are required to be furnished to stockholders.

Table of Contents

Proposals	1	Corporate Governance Policies	38

Proposal 1: Election of Directors	1	Risk Assessment	40

Proposal 2: Advisory Vote to Approve Executive		Compensation Committee Report	40
Compensation	7

Proposal 3: Approval of Amendment to Amended and		Executive Compensation Tables	41
Restated 2016 Performance Incentive Plan	8	2024 Summary Compensation Table	41
Proposal 4: Ratification of Independent Registered		2024 Grants of Plan-Based Awards	43
Public Accounting Firm	15	Grants of Plan-Based Awards Table	43

		Outstanding Equity Awards at 2024 Fiscal Year-End	44
Company Information	16	Outstanding Equity Awards at Fiscal Year-End Table	44

The Board’s Committees and Their Functions	16	Option Exercises and Stock Vested Table	45

Compensation Committee Interlocks and Insider		Pension Benefits	45
Participation	17	2024 Pension Benefits Table	46

Policy on Attendance at Stockholder Meetings	17	Nonqualified Deferred Compensation	47

Corporate Governance	18	2024 Nonqualified Deferred Compensation Table	47

Governance Highlights	18

Risk Oversight	20	Potential Payments Upon Termination or Change in

Nomination of Directors	22	Control	48

		General Terms Under Mr. Leib’s Employment
Stock Ownership	23	Agreement Or The Executive Severance Plan	48

Beneficial Stock Ownership of Directors, Executives and		Potential Payment Obligations Upon Termination Of

Principal Stockholders	23	Employment Of An NEO Or Upon A Change In Control	49

Compensation Discussion & Analysis	25	2024 Pay Ratio Disclosure	55

Executive Summary	25

2024 Business Highlights	25	Pay Versus Performance	56

Key 2024 Compensation Actions	26

Our Executive Compensation Program	27	Director Compensation	60

Executive Compensation Governance Best Practices	29	Cash Retainer	60

2024 Say-On-Pay Vote	29	Equity Retainer	60

		2024 Non-Employee Director Compensation Table	61

How We Determine Executive Compensation	30

Our Executive Compensation Philosophy and Objectives	30	Certain Transactions	62

Oversight Responsibilities for Executive Compensation	30

Peer Group Selection and Market Data	31	Section 16(a) Beneficial Ownership Reporting Compliance	62

2024 Named Executive Officer Compensation	32

Base Salary	32	Report of the Audit Committee	63

Annual Incentive Plan	32

Corporate Financial Goals	33	The Company’s Independent Registered Public

Corporate Strategic Initiatives	33	Accounting Firm	64

Individual Performance Factor	33

Determination of 2024 Annual Cash Incentive Awards	34	Submitting Stockholder Proposals and Nominations for

Long-Term Incentive Program	34	2026 Annual Meeting	65

2024 Long-Term Incentive Awards	35

Performance Share Unit Awards	35	Discretionary Voting of Proxies on Other Matters	65

Long-Term Incentive Award Payouts in 2024	36

2022 PSU Payout by NEO	36	Questions and Answers About How to Vote Your Proxy	66

2023 and 2024 PSU Interim Performance Period		Voting Instructions and Rules	66
Certification	37

Other Compensation And Governance Matters	37	Appendix A	A-1

Benefit Programs	37	Appendix B	B-1

Independence Assessment of Compensation		Appendix C	C-1

Consultant	38

This proxy statement is issued by Donnelley Financial Solutions, Inc. in connection with the 2025 Annual Meeting of Stockholders scheduled for May 14, 2025. This proxy statement and accompanying proxy card are first being made available to stockholders on or about April 2, 2025.

DFIN 2025 Proxy Statement

Proposals

Proposal 1: Election of Directors

Each director will serve until the next annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal, or death. Our by-laws (the Bylaws) provide that directors are elected to the Board of Directors (the Board) by a majority of the votes cast, except in contested elections, wherein directors are elected to the Board by a plurality of the votes cast. The Board presently consists of eight directors. The following persons are nominated for election as director of the Company to serve until the next annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal, or death.

The biographies below about the business background of each person nominated by the Board have been furnished to the Company by the nominees for director. The names of the nominees, along with their present positions, their principal occupations, current directorships held with other public corporations, as well as select former directorships, their ages and the year first elected or appointed as a director, are set forth in the biographies.

Our Board values having directors who reflect a diverse set of skills, professional and personal backgrounds, perspectives and experiences. The following table sets out a summary of the primary qualifications, characteristics, skills or experience the director nominees brings to the Board. The lack of a mark for a particular item does not mean that the director nominee does not possess that qualification, characteristic, skill, or experience as we look to each director to be knowledgeable in many areas. The biography for each director nominee notes the specific experience, qualifications, attributes and skills for each director that the Board considers important in determining that each nominee should serve on the Board in light of the Company’s business, structure and strategic direction. “Regulatory Industry Knowledge” encompasses the regulatory and compliance markets in which the Company operates and may also include expertise from the perspective of our clients and their regulators. “Software Industry Knowledge” includes familiarity with software business models, brand and marketing strategies for software products, software talent management, as well as M&A activity and trends in the software industry.

	Accounting & Corporate Finance	Software Industry Knowledge	Transformation Experience	Strategy and Management	Technology Expertise	Corporate Governance	Risk Management (including Cybersecurity Expertise)	Regulatory Industry Knowledge

Richard L. Crandall		✓	✓	✓			✓
Daniel N. Leib	✓		✓	✓				✓
Luis A. Aguilar				✓		✓	✓	✓
Juliet S. Ellis	✓			✓		✓		✓
Gary G. Greenfield	✓	✓		✓	✓
Lois M. Martin	✓			✓	✓		✓
Chandar Pattabhiram		✓	✓	✓	✓
Ayman Sayed		✓	✓	✓	✓

DFIN 2025 Proxy Statement	1

Proposal 1: Election of Directors

As set forth below, our director nominees also exhibit a mix of tenure, age and independence. Seven of our eight nominees are independent, including our Board Chair. Our CEO is the only member of management who serves as a director. All members of our Audit, Compensation and Corporate Responsibility & Governance Committees are independent.

	Gender Identity	Demographic Background
Board Composition Metrics

Board Independence	Age

The Board recommends the stockholders vote FOR each of our nominees.

2	DFIN 2025 Proxy Statement

Proposal 1: Election of Directors

Luis A. Aguilar | Age: 71

Former Commissioner of the U.S. Securities and Exchange Commission (the SEC), serving from July 2008 to December 2015. Prior to the SEC, he was a Partner specializing in corporate and securities law matters at McKenna Long & Aldridge, LLP, an international law firm, from 2005 to 2008, and Alston & Bird, LLP, a law firm, from 2003 to 2004. He held various positions including General Counsel, Head of Compliance and Corporate Secretary at Invesco, Inc., a global asset management firm, from 1994 to 2002. He was also Invesco’s Managing Director for Latin America in the 1990’s, and president of one of Invesco’s broker-dealers. He began his career as an attorney at the SEC. He is an expert in corporate governance with a background in compliance and governmental regulation and oversight of public companies. He was named a Board Leadership Fellow by the National Association of Corporate Directors (NACD) and has earned both his NACD Directorship Certification and NACD Cyber Risk Oversight Certificate, demonstrating his firm commitment to effective boardroom performance and cybersecurity literacy. He was named to the Financial Accounting Foundation Board of Trustees, which is responsible for providing governance and oversight to ensure that the Financial Accounting Standards Board and Governmental Accounting Standards Board establish and improve high-quality financial accounting and reporting standards. He earned a BS from Georgia Southern University, a JD from the University of Georgia and a Master of Laws (Taxation) from Emory University. He is a Principal at Falcon Cyber Investments, a firm focused on cyber security, a position he has held since September 2016. He chairs the Company’s Corporate Responsibility and Governance Committee.

QUALIFICATIONS

Mr. Aguilar’s experience as Commissioner of the SEC, in private law practice and as General Counsel gives the Board significant expertise in the regulatory environment that drives a significant portion of our business, gives the Board insights into corporate governance best practices and provides insights into the Company’s global investment management and global capital markets businesses.

Director Since 2016 COMMITTEES (CHAIR) Corporate Responsibility & Governance
	Current Directorships • None	Former Directorships • Envestnet, Inc. • MiMedx Group, Inc.

Richard L. Crandall | Age: 81

Chairman of Enterprise Software CEO Roundtable, a roundtable for the software industry, which he founded in 1994. He is a cybersecurity expert and serves on the Board of the National Cybersecurity Center (Colorado Springs) (the NCC), a position he has held since 2016. The NCC collaborates with the private sector, the military and federal agencies to research cyber threats and to educate the public and private sectors. He Chairs the Cyber Committee and the Strategic Planning Committee of the NCC. He founded Comshare, Inc., a decision support software company, in 1966. He served as its Chief Executive Officer for 26 years and Chairman for three years. At Comshare, he successfully transformed the company from its timesharing beginnings to a 100 percent enterprise software products company and eventual sale in 2003. He has been involved in other leadership roles throughout his career, including having served as Chairman of Giga Information Group, a technology advisory firm. At Novell, he served as Chairman and oversaw the sale of the company to a trio of private equity firms and simultaneously much of its patent library to a consortium led by Microsoft, Apple Computer, Oracle and EMC. He has also been a technology advisor to the U.S. Chamber of Commerce. He serves on the Advisory Board for the Wharton Executive Education Program, Boards That Lead governance initiative. He attended the University of Michigan, where he received a BS in Electrical Engineering, a BS in Mathematics and a Masters in Industrial Engineering. He is a member of the Company’s Audit Committee and Corporate Responsibility and Governance Committee.

QUALIFICATIONS

Mr. Crandall has extensive experience as an entrepreneur and as a leader of several companies, including as a former enterprise software CEO that successfully executed a strategic transformation. His background with extensive experience in board chairmanships and as a strategist with continuing expertise in enterprise software, cybersecurity and digital transformation provides the Board with key insights.

Director Since 2016 COMMITTEES Chairman of the Board Audit Corporate Responsibility & Governance
	Current Directorships • None	Former Directorships • Diebold Nixdorf, Inc. • Giga Information Group • Novell Inc. • RR Donnelley & Sons Company

DFIN 2025 Proxy Statement	3

Proposal 1: Election of Directors

Juliet S. Ellis | Age: 66

Former chief investment officer of US Growth Equities for Invesco, Inc., where she was responsible for overseeing the allocation and management of over $30 billion in assets across nine fund strategies from 2008 to 2019. Prior to joining Invesco in 2004, she served as a managing director with JPMorgan Fleming Asset Management, where she was responsible for the management of mutual funds, sub-advised portfolios and institutional separate account portfolios. She joined JPMorgan in 1987 as an equity analyst and also served as assistant portfolio manager and director of equity research before being promoted to senior portfolio manager in 1993 and managing director in 2000. She began her career as a financial consultant at Merrill Lynch in 1981. She earned a bachelor’s degree in economics and political science, cum laude, from Indiana University, where she was a member of Phi Beta Kappa. She is a Chartered Financial Analyst® (CFA) charterholder. She is a member of the Company’s Compensation Committee and Corporate Responsibility and Governance Committee.

QUALIFICATIONS

Ms. Ellis has significant expertise and a successful track record in the investment management industry. As a former lead investment manager, she brings successful financial leadership and experienced perspectives on shareholder priorities, capital allocation and shareholder communication, among other strengths, to our Board.

Director Since 2018 COMMITTEES Compensation Corporate Responsibility & Governance
	Current Directorships • APA Corporation	Former Directorships • None

Gary G. Greenfield | Age: 70

Executive Advisor at Court Square Capital Partners, a private equity firm, since April 2020 and Partner at Court Square from 2013 to March 2020. He also served as Interim CEO, Sectigo, a leading cybersecurity provider of digital identity solutions, from July 2022 to December 2022 and Special Advisor at JMI Equity, a private equity firm, from 2021 to 2022. From 2007 to 2013, he served as President and CEO of Avid Technology, Inc. where he oversaw a successful turnaround of the firm. He served as President and Chief Executive Officer of GXS, Inc. from 2003 to 2007. During this period, he concurrently served as an Operating Partner at Francisco Partners. He received a B.S. in General Engineering and International Security Affairs from the U.S. Naval Academy, a Master of Science Administration from George Washington University, and an M.B.A. from Harvard Business School. He chairs the Company’s Compensation Committee and is a member of the Audit Committee.

QUALIFICATIONS

Mr. Greenfield is a proven leader in high technology industries both as a CEO and through his experience working with private equity firms that specialize primarily in the technology sector. He has a strong operational track record that has resulted in the ability to grow markets and develop products. His skills at developing company vision and strategies in the evolving software development field strengthen our Board in this area.

Director Since 2016 COMMITTEES (CHAIR) Compensation Audit
	Current Directorships • None	Former Directorships • Avid Technology, Inc. • Diebold Nixdorf, Inc. • Epocrates Inc. • GXS, Inc. • Hyperion Solutions Corporation • Mobius Management Systems Inc. • Novell Inc. • Velosio, LLC • Vocus Inc.

4	DFIN 2025 Proxy Statement

Proposal 1: Election of Directors

Daniel N. Leib | Age: 58

President and Chief Executive Officer, and a member of DFIN’s Board, since the Company became an independent public company in 2016. Prior to the Company’s spin-off from RR Donnelley & Sons Company (RRD), he served as RRD’s Executive Vice President and Chief Financial Officer since May 2011. Prior to that, he held various positions of increasing responsibility including Group Chief Financial Officer, Senior Vice President of Finance, Mergers & Acquisitions, Treasurer, and Vice President of Investor Relations. Prior to RRD, he held positions with Interpublic Group of Companies, Dun & Bradstreet, Sears and Andersen Consulting. He graduated from New York University with a MBA and from University of Illinois, Champaign-Urbana with a Bachelor of Science in Finance.

QUALIFICATIONS

Mr. Leib has significant management experience, including strategy, mergers & acquisitions, treasury, investor relations, operations and international operations. He has many years of executive leadership experience, a strong background in corporate finance and strategy, and possesses integral knowledge of the opportunities and challenges facing the Company.

Director Since 2016 COMMITTEES None
	Current Directorships • William Blair Mutual Funds	Former Directorships • None

Lois M. Martin | Age: 62

Chief Financial Officer of Mortenson, a private construction and real estate development company, since 2017. Previously, she served as Executive Vice President and Chief Financial Officer of Ceridian Corporation, a private human resource software development company, from 2012 to 2017. She was Senior Vice President and Chief Financial Officer of Capella Education Company from 2004 to 2011 and in various finance leadership roles including Chief Financial Officer at Deluxe Corporation from 1993 to 2001, each a publicly traded company. She has overseen the process of separating and spinning off businesses, including the spin-off and IPO of Deluxe’s payment business that was known as eFunds. She is also experienced with the integration of acquisitions into existing businesses. She began her career as an auditor for PriceWaterhouseCoopers. She earned a bachelor’s degree from Augustana University. She chairs the Company’s Audit Committee.

QUALIFICATIONS

Ms. Martin is a financial expert whose 30-year career has been spent in the financial operations side of businesses both public and private, with a unique background in corporate restructurings and insight into the challenges and successes of capital restructurings, including spin-offs. She also brings significant M&A experience to the Board.

Director Since 2016 COMMITTEES (CHAIR) Audit
	Current Directorships • A.O. Smith Corporation	Former Directorships • ADC Telecommunications Inc. • MTS Systems Corporation • Raven Industries

DFIN 2025 Proxy Statement	5

Proposal 1: Election of Directors

Chandar Pattabhiram | Age: 55

Chief Go-to-Market Officer for Workato, a leading AI-driven enterprise orchestration platform provider, since May 2024. Previously, he served as Chief Marketing Officer for Coupa Software, Inc., a leading Business Spend Management software provider from August 2017 to October 2023. He served as Chief Marketing Officer at Marketo, Inc., a leading marketing automation software provider from 2016 to 2017 and in various senior marketing leadership positions from 2014 to 2016 (Marketo was acquired by Adobe for $4.75 billion). Prior to that, he served in senior marketing leadership roles at Badgeville Inc., a privately held software-as-a-service (SaaS) company from 2012-2014, Cast Iron Systems, Inc., a privately held a SaaS integration appliance vendor, from 2002-2012 (Cast Iron was acquired by IBM in 2010) and Jamcracker, Inc., a privately held cloud services management and cloud governance solutions company, from 2000-2002. He began his career at Compucom Systems, from 1993-1996, and joined Andersen Consulting (now Accenture) where he worked on a myriad of management consulting projects across IT strategy and business process reengineering, from 1996-2000. He received his undergraduate degree in mechanical engineering from PSG College of Technology in India and his master’s degree in management information systems from University of Texas. He is on the Board of Directors of privately held BlueShift Technologies, Inc., an AI platform for consumer engagement, and has also been a strategic advisor to the CEO of Freshworks. He is a member of the Company’s Corporate Responsibility & Governance Committee.

QUALIFICATIONS

Mr. Pattabhiram’s deep experience with marketing provides insights into the Company’s go-to-market strategies. His more than 20 years of business-to-business enterprise marketing leadership in high growth SaaS product offerings brings a unique insight to the Board.

Director Since 2022 COMMITTEES Corporate Responsibility & Governance
	Current Directorships • None	Former Directorships • None

Ayman Sayed | Age: 62

Chief Executive Officer and Director of BMC Software, a company with over $2 billion in annual revenue, since October 2019. As CEO of BMC Software, he has successfully navigated the company through significant transformations, product innovation, and business growth. He also drove a strategic split of the company into BMC and BMC Helix, demonstrating his ability to drive organizational change and sustained value. Prior to BMC Software, Mr. Sayed served as President and Chief Product Officer at CA Technologies from 2015 to 2019, helping to lead the company through its $19 billion acquisition by Broadcom. From 1999 to 2015, he held various leadership roles at Cisco Systems, including Senior Vice President of the Network Operating System Technology Group, with responsibility for networking software across the company. He currently serves as a board member at FD Technologies (First Derivatives), a publicly-traded UK-based software and capital market consulting firm and previously served on the board of Elisity Security from 2019 to February 2024, where he provided strategic guidance backed by Atlantic Bridge. Mr. Sayed holds a Bachelor of Science degree from the Cairo University in Egypt. He is a member of the Company’s Compensation Committee.

QUALIFICATIONS

Mr. Sayed has extensive CEO and management experience and a strong background in software development and product engineering at high growth software companies. His substantial board roles, including experience as a member of a compensation committee, and contributions in these roles underline his capability to provide valuable insights and strategic direction in board settings.

Director Since 2025 COMMITTEES Compensation
	Current Directorships • BMC Software • FD Technologies Plc	Former Directorships • Elisity, Inc.

In the event that an incumbent director is not reelected, the Company’s Principles of Corporate Governance require that director to promptly tender his or her resignation. The Board will accept this resignation unless it determines that the best interests of the Company and its stockholders would not be best served by doing so. If any nominee does not stand for election, proxies voting for that nominee may be voted for a substitute nominee selected by the Board. The Board may also choose to reduce the number of directors to be elected at the meeting. In 2024, the Board met five times. Each director of the Company during 2024 attended at least 75% of the total number of meetings of the Board and those committees of which the director was a member during the period he or she served as a director.

6	DFIN 2025 Proxy Statement

Proposal 2: Advisory Vote to Approve Executive Compensation

The Board recommends the stockholders vote FOR the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this proxy statement.

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the Exchange Act), the Company is presenting a proposal that gives stockholders the opportunity to cast an advisory (non-binding) vote on our executive compensation for named executive officers (NEOs). The advisory vote on executive compensation described in this proposal is commonly referred to as a Say-on-Pay vote. While this vote is advisory, and thus not binding on the Company, the Board values the opinions of our stockholders and the Compensation Committee will review the results of the vote and expects to take them into consideration when making future decisions regarding NEO compensation. Under current Board policy and consistent with the stockholder support for annual say on pay frequency at the 2023 annual meeting, the stockholder vote for advisory approval of NEO compensation will occur annually and we anticipate that the next such vote as to say on pay frequency will occur at our 2026 Annual Meeting.

Our Compensation Discussion and Analysis (the CD&A), section of this proxy statement describes our executive compensation program and the decisions and rationale of our Compensation Committee. Our goal is to retain and attract experienced and talented executive officers, and to motivate them to achieve our short-term and long-term financial, operational and strategic objectives that create stockholder value. To achieve this goal, we strongly emphasize a culture of pay for performance in order to provide incentives and accountability for our executive officers in working toward the achievement of our objectives. Accordingly, we have designed our incentive compensation programs with the goal that actual realized pay varies against targeted compensation opportunity, based on achievement of challenging performance goals and demonstration of meaningful individual commitment and contribution.

This proposal gives our stockholders the opportunity to express their views on the overall compensation of our NEOs and the policies and practices described in this proxy statement. We are asking our stockholders to support our NEO compensation by voting FOR the following resolution at the 2025 Annual Meeting:

“RESOLVED: that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures in this Proxy Statement.”

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the 2025 Annual Meeting and entitled to vote on the advisory resolution on executive compensation is required to approve the proposal.

DFIN 2025 Proxy Statement	7

Proposal 3: Approval Of Amendment To Amended And Restated 2016 Performance Incentive Plan

The Board recommends that the stockholders vote FOR the proposal to amend the Amended and Restated 2016 Performance Incentive Plan.

The Board proposes that our stockholders approve an amendment (the Amendment) to our Amended and Restated Donnelley Financial Solutions, Inc. 2016 Performance Incentive Plan, which was approved by our stockholders on May 18, 2017, (the Amended and Restated 2016 PIP) to make an additional 1,950,000 shares of our common stock, par value $0.01 per share, available for grants under the Amended and Restated 2016 PIP. The Board approved the Amendment on March 24, 2025. If approved by stockholders, the Amendment will become effective as of May 14, 2025, the Effective Date, and apply to all awards made on or after the Effective Date. We believe approval of the Amendment is advisable and in the best interests of our stockholders so the Company may continue to grant equity-based awards as part of its compensation programs. The Amendment also extends the term of the Amended and Restated 2016 PIP for an additional ten years until May 13, 2035. The Amended and Restated 2016 PIP would otherwise remain unchanged.

A total of 10,295,000 shares of our common stock, par value $0.01 per share, were previously reserved for awards under the Amended and Restated 2016 PIP. As of the record date, approximately 1,534,202 shares of common stock remained available for the future grant of awards under the Amended and Restated 2016 PIP, which will remain available for grants under the Amended and Restated 2016 PIP if the Amendment is approved by stockholders.

If stockholders do not approve the Amendment, then the Amended and Restated 2016 PIP will remain outstanding and continue as currently in effect, including with respect to the ability to grant the number of remaining shares described above, and the rights of existing awards or award holders under the Amended and Restated 2016 PIP will not be affected. However, the Company only will be able to make further equity grants under the Amended and Restated 2016 PIP to the extent of the remaining 1,534,202 shares. Furthermore, provisions regarding the grant of incentive stock options and annual grants of non-employee director awards would expire on May 18, 2027.

Background and Purposes of the Amendment and the Amended and Restated 2016 PIP

The Board believes that approving the Amendment to make additional shares available for grant will allow us to attract, motivate, reward and retain the broad-based talent critical to achieving our business goals. Stock ownership by employees and directors provides performance incentives and fosters a long-term commitment to our benefit and to the benefit of our stockholders, offers additional incentives to put forth maximum effort for the success of our business, and affords them an opportunity to acquire a proprietary interest in the Company.

The Amended and Restated 2016 PIP is intended to provide incentives:

(i) to officers, other employees and other persons who provide services to the Company through rewards based upon the ownership or performance of Company common stock as well as other performance based compensation; and

(ii) to non-employee directors of the Company through the grant of equity-based awards.

Factors Considered By the Board in Approving the Amendment to the Amended and Restated 2016 PIP

We are committed to using equity incentive awards prudently, within reasonable limits, and subject to performance and time-based vesting requirements. In setting the proposed number of shares available for grants under the Amendment to the Amended and Restated 2016 Plan, the Board considered several factors, including the potential dilutive effect of equity awards outstanding under the Amended and Restated 2016 PIP, and the Company’s historical equity usage under the Amended and Restated 2016 PIP, to arrive at a reasonable and appropriate total potential dilutive impact of the Amendment.

8	DFIN 2025 Proxy Statement

Proposal 3: Approval Of Amendment To Amended And Restated 2016 Performance Incentive Plan

Burn Rate. We manage our long-term shareholder dilution by closely managing the number of equity awards granted and regularly repurchasing shares when valuations are attractive, consistent with the Company's share repurchase program. We design the size and types of equity awards made pursuant to the Amended and Restated 2016 PIP to grant what we believe is necessary to attract, reward and retain employees. Our burn rate, which we define as the number of shares subject to equity awards granted under the Amended and Restated 2016 PIP in a fiscal year divided by the weighted average basic shares outstanding for that fiscal year, was an average of 2.4% for fiscal years 2022 through 2024.

Total Potential Dilution. The dilution rate (or overhang) for the Amended and Restated 2016 PIP as of March 17, 2025 was 12.7% (calculated by dividing (a) the number of shares subject to awards outstanding plus the number of shares remaining available for grant under the existing Amended and Restated 2016 PIP, by (b) the sum of the total number of common shares outstanding and the components of (a)). As of March 17, 2025, the shares remaining available under the Amended and Restated 2016 PIP and shares subject to outstanding awards represented 4.2% and 8.5% of our current overhang, on a fully diluted basis, respectively. If stockholders approve the Amendment, the issuance of 1,950,000 shares under the Amended and Restated 2016 PIP would increase our total potential dilution rate, on a fully diluted basis, by 4.9% to approximately 17.6%.

Expected Plan Duration. Based on the Company’s historic and projected future use of equity-based compensation, we estimate that the shares requested under the Amendment will be sufficient to provide awards for approximately 5 years. However, the actual duration of the shares reserve will depend on currently unknown factors, such as the Company’s future stock price, changes in participation, our hiring and promotion activity, future grant practices, award type mix and levels, competitive market practices, acquisitions and divestitures, the rate of returned shares due to forfeitures, the need to attract, retain and motivate key talent, and how the Company chooses to balance total compensation between cash and equity-based awards.

Key Data

The following table includes information regarding outstanding equity awards and shares available for future awards under the Amended and Restated 2016 PIP (and without giving effect to approval of this proposed Amendment) as of March 17, 2025.

Shares Subject To Outstanding Stock Options(1)	Shares Subject To Outstanding Full-Value Awards(2)	Shares Remaining Available For Future Grant(3)
286,725	2,350,309	1,534,202

(1)
The weighted average remaining term of outstanding options is 3.07 years, and the weighted average exercise price of outstanding options is $17.86. The Company did not have any stock appreciation rights outstanding as of March 17, 2025.
(2)
Consists of 660,560 restricted stock unit awards and 1,689,749 performance stock unit (PSU) awards. Assumes PSUs will vest and pay out based on maximum performance levels being achieved.
(3)
Represents the total number of shares available for future awards under the existing Amended and Restated 2016 PIP reflecting PSU awards at maximum payout. The Amended and Restated 2016 PIP was the Company's only active equity compensation plan as of March 17, 2025.

DFIN 2025 Proxy Statement	9

Proposal 3: Approval Of Amendment To Amended And Restated 2016 Performance Incentive Plan

Key Features of the Amended and Restated 2016 PIP

The Amended and Restated 2016 PIP has a number of special terms and limitations that are supportive of sound corporate governance practices, including:

•
Minimum Vesting. No awards granted under the Amended and Restated 2016 PIP may vest until the first anniversary of the applicable grant date (subject to limited exceptions).
•
Stock Options and Stock Appreciation Rights (SARs) Granted with Exercise Price No Less Than Fair Market Value. The exercise price for stock options and SARs granted under the Amended and Restated 2016 PIP must equal or exceed the underlying stock’s fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions.
•
Prohibition on Repricing. The Amended and Restated 2016 PIP prohibits the “repricing” of options and SARs without stockholder approval.
•
Prohibition on Liberal Recycling of Awards. Shares tendered by a participant or withheld by the Company in payment of the purchase price of a stock option or to satisfy any tax withholding obligation with respect to awards do not become available for issuance as future awards under the Amended and Restated 2016 PIP.
•
Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards. Dividends or dividend equivalents credited or payable in connection with an award under the Amended and Restated 2016 PIP that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.
•
Limit on Non-Employee Director Compensation. The aggregate grant date fair value of all awards granted to any non-employee directors during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, shall not exceed $500,000.
•
No Automatic Single Trigger Equity Acceleration. Upon a change of control of the Company, there is no automatic acceleration of equity awards (no “single trigger”); instead, the Amended and Restated 2016 PIP provides for a “double trigger” where awards would only vest upon a qualifying termination that follows a change of control unless otherwise determined by the administrator.
•
No Change of Control/280G Tax Gross-Ups. The Company does not provide its employees with tax gross-ups on change of control benefits.
•
Clawback/Recoupment Provision. The Amended and Restated 2016 PIP includes a “clawback” or recoupment provision, which provides that awards and any cash payment or securities delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or the Company’s clawback policy.

Summary Description of the Amended and Restated 2016 PIP

Under the Amended and Restated 2016 PIP, the Company may grant stock options, including incentive stock options, SARs, restricted stock, stock units and cash awards, as discussed in greater detail below. The following description of the Amended and Restated 2016 PIP is a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated 2016 PIP, which is attached as Appendix B to this proxy statement and to the Amendment, which is attached as Appendix A to this proxy statement.

Participants. Non-employee directors (who are expected to number eight following the 2025 Annual Meeting) and employees (approximately 1,800) and other individuals who provide services to the Company are eligible to participate in the Amended and Restated 2016 PIP. Although consultants are eligible to receive awards under the Amended and Restated 2016 PIP, the Company has not historically made grants to its consultants and does not intend to start doing so in the future.

10	DFIN 2025 Proxy Statement

Proposal 3: Approval Of Amendment To Amended And Restated 2016 Performance Incentive Plan

Administration. The Amended and Restated 2016 PIP will be generally administered by a committee designated by the Board, the Plan Committee, but the Board may, in its discretion, administer the Amended and Restated 2016 PIP or grant awards. Each member of the Plan Committee is a director that the Board has determined to be a “non-employee director” under Section 16 of the Exchange Act and “independent” for purposes of the NYSE listing rules.

The Plan Committee may select eligible participants and determine the terms and conditions of each grant and award. All awards shall have a minimum vesting period of at least one year. Up to 5% of the shares available for grant may be granted with a minimum vesting period of less than one year, and the Plan Committee may provide for early vesting upon the death, permanent or total disability, retirement or termination of service of the award recipient. “Double trigger” vesting shall occur with acceleration upon a Change of Control (as defined in the Amended and Restated 2016 PIP) and the grantee’s termination without Cause or for Good Reason (each as defined in the applicable award agreement).

Each grant and award will be evidenced by an award agreement approved by the Plan Committee. The Plan Committee generally cannot reprice any stock option or other award granted under the Amended and Restated 2016 PIP. Except with respect to grants to (i) officers of the Company who are subject to Section 16 of the Exchange Act, (ii) a person whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Code, or (iii) persons who are not employees of the Company, the Plan Committee may delegate some or all of its power and authority to administer the Amended and Restated 2016 PIP to the chief executive officer or other executive officer of the Company.

Available Shares. Subject to approval of the Amendment by the Company’s stockholders 3,484,202 shares of Company common stock (including the 1,534,202 shares that are currently available under, and will be carried over from, the Amended and Restated 2016 PIP) will be available under the Amended and Restated 2016 PIP following the approval of the Amendment for grants and awards to eligible participants, subject to adjustment in the event of certain corporate transactions that affect the capitalization of the Company. Prior to approval of the Amendment, 10,295,000 shares of common stock had been authorized for grant under the Amended and Restated 2016 PIP. In general, shares subject to a grant or award under the Amended and Restated 2016 PIP which are not issued or delivered would again be available for grant. However, shares tendered or withheld upon exercise, vesting, settlement of an award or upon any other event to pay exercise price or tax withholding and shares purchased by the Company using the proceeds from the exercise of a stock option will not be available for future issuance. Upon exercise of an SAR, the total number of shares remaining available for issuance under the Amended and Restated 2016 PIP will be reduced by the gross number of shares for which the SAR is exercised.

Award Limits. The maximum number of shares of common stock with respect to which options, SARs or a combination thereof may be granted during any calendar year to any person is 1,500,000. No non-employee director may be granted (in any calendar year) compensation with a value in excess of $500,000, with the value of any equity-based awards based on such award’s accounting grant date value.

Termination and Amendment. Unless previously terminated by the Board, the Amended and Restated 2016 PIP will terminate on May 13, 2035. Termination will not affect the rights of any participant under grants or awards made prior to termination. The Board may amend the Amended and Restated 2016 PIP at any time, but no amendment may be made (i) without stockholder approval if required by any applicable law, rule or regulation, (ii) if it would increase the number of shares of Company common stock available under the Amended and Restated 2016 PIP or (iii) permit repricing of awards.

Performance Awards and Fixed Awards. Under the Amended and Restated 2016 PIP, bonus awards, whether performance awards or fixed awards, can be made in (i) cash, (ii) stock units, (iii) restricted shares of Company common stock that are forfeitable and have restrictions on transfer or (iv) any combination of the foregoing.

DFIN 2025 Proxy Statement	11

Proposal 3: Approval Of Amendment To Amended And Restated 2016 Performance Incentive Plan

The performance goals of performance awards must be tied to one or more of the following: net sales; cost of sales; gross profit; earnings from operations; earnings before interest, taxes, depreciation and amortization; earnings before income taxes; earnings before interest and taxes; cash flow measures; return on equity; return on assets; return on net assets employed; return on capital; working capital; leverage ratio; stock price measures; enterprise value; safety measures; net income per common share (basic or diluted); EVA (economic value added); cost reduction goals or, in the case of awards not intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, any other similar criteria established by the Plan Committee. The Plan Committee may provide in any award agreement that the Plan Committee (i) will amend or adjust the performance goals or other terms or conditions of an outstanding award in recognition of unusual or nonrecurring events and (ii) has the right to reduce the amount payable pursuant to any performance award.

Restricted stock recipients will have the rights of a stockholder, including voting and dividend rights, subject to any restrictions and conditions specified in the award agreement. No dividends, however, will be paid at a time when any performance-based goals that apply to an award of restricted shares have not been satisfied. Upon termination of any applicable restriction period, including the satisfaction or achievement of required performance goals, a certificate evidencing ownership of the shares of the common stock will be delivered to the grantee, subject to the Company’s right to require payment of any taxes.

Recipients of stock units generally will be credited dividends and other distributions otherwise payable and held until the award is paid out. Interest may be credited. The grantee will have only the rights of a general unsecured creditor and no rights as a stockholder of the Company until delivery of the shares, cash or other property underlying the award.

At the time of vesting of a bonus award, the award: (i) if in units, will be paid to the participant in shares of Company common stock, in cash or in a combination thereof and (ii) if a cash bonus award, will be paid to the participant in cash, in shares of Company common stock or in a combination thereof. In addition, shares of restricted common stock issued pursuant to an award will be released from the restrictions.

Stock Options and Stock Appreciation Rights. The period for the exercise of a non-qualified stock option or an SAR, and the option exercise price and base price of an SAR, will be determined by the Plan Committee. The option exercise price and the base price of an SAR will not be less than 100% of the fair market value of a share of Company common stock on the date of grant, and the minimum vesting period must be at least one year. The exercise of an SAR entitles the holder to receive (subject to withholding taxes) shares of Company common stock, cash or both with a value equal to the excess of the fair market value of a stated number of shares of Company common stock over the SAR base price. Subject to the terms of the Amended and Restated 2016 PIP, the option exercise price can generally be paid by the option recipient in cash, in previously owned whole shares of Company common stock having a fair market value as of the date of exercise equal to the aggregate exercise price payable, by authorizing the Company to withhold whole shares of common stock that would otherwise be delivered having a fair market value as of the date of exercise equal to the aggregate exercise price payable, in cash by a broker-dealer acceptable to the Company, via a cashless exercise (to the extent expressly authorized by the Plan Committee), or any other method described under the plan.

Stock options and SARs must be exercised within ten years of the date of grant, or five years after the date of grant for incentive stock options granted to 10% stockholders. If the recipient of an incentive stock option is a 10% stockholder, the option exercise price will be not less than the price required by the Code, currently 110% of fair market value on the date of grant.

Awards to Non-Employee Directors. Promptly following the date of each Annual Meeting, the Company will make an award under the Amended and Restated 2016 PIP to each individual who is, immediately following such annual meeting, a non-employee director. Any such awards will be in the form of stock options, restricted stock, stock units or SARs with a minimum vesting period of one year from the date of grant.

Transferability. Awards granted under the Amended and Restated 2016 PIP may be assigned or transferred in the event of death, subject to certain conditions.

U.S. Federal Income Tax Consequences

The following is a brief summary of some of the U.S. federal income tax consequences generally arising with respect to grants and awards under the Amended and Restated 2016 PIP. This summary is not intended to constitute tax advice, is not intended to be

12	DFIN 2025 Proxy Statement

Proposal 3: Approval Of Amendment To Amended And Restated 2016 Performance Incentive Plan

exhaustive and, among other things, does not describe federal employment tax or other federal tax consequences associated with awards or state, local or foreign tax consequences. This section is based on the Code, its legislative history, existing and proposed regulations under the Code and published rulings and court decisions, all as in effect as of the date of this document. These laws are subject to change, possibly on a retroactive basis.

Stock Units. A participant will not recognize any income at the time of the grant of stock units, and neither the Company nor its subsidiaries will be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income at the time the Company common stock is delivered under the stock units in an amount equal to the fair market value of such shares. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction at the time the ordinary income is recognized by a participant, except to the extent the limit of Section 162(m) of the Code applies. In addition, a participant will recognize compensation taxable as ordinary income when amounts equal to dividend equivalents and any other distributions attributable to stock units are paid, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.

Stock Options. A participant will not recognize any income upon the grant of a non-qualified or incentive stock option. A participant will recognize compensation taxable as ordinary income upon exercise of a non-qualified stock option in an amount equal to the excess of the fair market value of the shares purchased on the date of exercise over their exercise price, and the Company (or one of its subsidiaries) generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code. A participant will not recognize any income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of such shares will be treated as long-term capital gain or loss, and neither the Company nor its subsidiaries will be entitled to any deduction. If, however, such shares are disposed of within such one or two year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (A) the lesser of either (i) the amount realized upon such disposition or (ii) the fair market value of such shares on the date of exercise, over (B) the exercise price, and the Company or one of its subsidiaries will be entitled to a corresponding deduction. The participant will also be subject to capital gain tax on the excess, if any, of the amount realized on such disposition over the fair market value of the shares on the date of exercise.

SARs. A participant will not recognize any income upon the grant of SARs. A participant will recognize compensation taxable as ordinary income upon exercise of an SAR in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company upon such exercise, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction.

Restricted Stock. A participant will not recognize any income at the time of the grant of shares of restricted stock (unless the participant makes an election to be taxed at the time of grant), and neither the Company nor its subsidiaries will be entitled to a tax deduction at such time. If the participant elects to be taxed at the time the restricted stock is granted, the participant will recognize compensation taxable as ordinary income at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, a participant will recognize compensation taxable as ordinary income at the time the forfeiture conditions on the restricted stock lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company or one of its subsidiaries generally will be entitled to a corresponding deduction at the time the ordinary income is recognized by a participant, except to the extent limited by Section 162(m) of the Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the forfeiture conditions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.

Cash Bonus Awards. A participant will not recognize any income upon the grant of a bonus award payable in cash, and neither the Company nor its subsidiaries will be entitled to a tax deduction at such time. At the time such award is paid, the participant will recognize compensation taxable as ordinary income in an amount equal to any cash paid by the Company, and the Company or one of its subsidiaries generally will be entitled to a corresponding deduction, except to the extent limited by Section 162(m) of the Code.

DFIN 2025 Proxy Statement	13

Proposal 3: Approval Of Amendment To Amended And Restated 2016 Performance Incentive Plan

Section 409A. Awards made under the Amended and Restated 2016 PIP that are considered to include deferred compensation for purposes of Section 409A of the Code will be interpreted, administered and construed to comply with the requirements of Section 409A to avoid adverse tax consequences to recipients. The Company intends to structure any awards under the Amended and Restated 2016 PIP so that the requirements under Section 409A are either satisfied or are not applicable.

New Plan Benefits Table

The table below reflects awards granted in 2024, our last completed fiscal year. Because the Amendment will not alter the substantive provisions of the Amended and Restated 2016 PIP (except for the increase in the number of shares of Company common stock and the extension of the plan term for an additional ten years, each as described in the Amendment), for purposes of this table, the Company has assumed that the same awards would have been made under the Amended and Restated 2016 PIP had the Amendment been in place.

Name and Position	Dollar Value ($)(1)	Number of Units
Daniel N. Leib, Chief Executive Officer	6,647,951	94,385
David A. Gardella, Chief Financial Officer	2,659,179	37,754
Craig D. Clay, President, GCM	2,659,179	37,754
Eric J. Johnson, President, GIC	2,049,852	29,103
Robert K. Williams, Chief People and Administrative Officer	1,551,247	22,024
Executive Group	15,567,408	221,020
Non-Executive Director Group	1,450,823	23,117
Non-Executive Officer Employee Group	16,124,556	237,876

(1)
The amounts shown in this column constitute the aggregate grant date fair value of shares of restricted stock units and performance stock units granted in 2024. The amounts are valued in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (ASC Topic 718). See Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating the fair value pursuant to ASC Topic 718.

On March 17, 2025, the closing price of our common stock on the NYSE was $43.80 per share.

14	DFIN 2025 Proxy Statement

Proposal 4: Ratification of Independent Registered Public Accounting Firm

The Board and the Audit Committee recommend that the stockholders vote
FOR the ratification of the appointment of Deloitte & Touche LLP as the
Company’s independent registered public accounting firm for 2025

Proposal 4 is the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2025. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. The Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. Representatives of Deloitte & Touche LLP will be present at the 2025 Annual Meeting. They will be available to respond to your questions and may make a statement if they desire.

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the 2025 Annual Meeting and entitled to vote on the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2025 is required to approve the proposal.

DFIN 2025 Proxy Statement	15

Company Information

The Board’s Committees and their Functions

The Board has three standing committees. The members of those committees and the committees’ responsibilities are described below. Each committee operates under a written charter that is reviewed annually and is posted on the Company’s website at the following address: http://investor.dfinsolutions.com/corporate-governance/governance-documents. A print copy of each charter is available upon request.

	BOARD	AUDIT	CRG	COMPENSATION
Luis A. Aguilar	X		Chair
Richard L. Crandall	Chair	X	X
Juliet S. Ellis	X		X	X
Gary G. Greenfield	X	X		Chair
Daniel N. Leib	X
Lois M. Martin	X	Chair
Chandar Pattabhiram	X		X
Ayman Sayed	X			X

Audit Committee—assists the Board in its oversight of (1) the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes and financial statement audits; (2) the qualifications and independence of the Company’s independent registered public accounting firm; (3) the performance of the Company’s internal auditing department and the independent registered public accounting firm; and (4) the Company’s risk assessment and risk management policies and practices.

The committee selects, compensates, evaluates and, when appropriate, replaces the Company’s independent registered public accounting firm. Pursuant to its charter, the Audit Committee is authorized to obtain advice and assistance from internal or external legal, accounting or other advisors and to retain third-party consultants, and has the authority to engage independent auditors for special audits, reviews and other procedures.

The Audit Committee is chaired by Ms. Martin and consists of Ms. Martin, Mr. Crandall and Mr. Greenfield. The Board has determined that each member of the Audit Committee is “independent” within the meaning of the rules of both the NYSE and the SEC. The Board has also determined that each of the members of the Audit Committee is an “audit committee financial expert” within the meaning of the rules of the SEC. The committee met four times in 2024.

Corporate Responsibility & Governance Committee (CRG)—(1) makes recommendations to the Board regarding nominees for election to the Board, taking into account the overall variety of skills and experiences among members of the Board, and recommends policies and practices relating to the governance of the Company and the Board; (2) reviews and makes recommendations to the Board with respect to the Company’s corporate governance framework; (3) conducts the annual review of the performance of the Board, its committees and its members which may include interviews of each director conducted by a third-party governance expert; and (4) reviews and evaluates the Company’s policies, practices and initiatives with respect to key environmental, social and corporate governance issues such as climate and workforce inclusion, and monitors the Company’s performance with respect to corporate responsibility metrics and initiatives. Pursuant to its charter, the Corporate Responsibility & Governance Committee is authorized to obtain advice and assistance from internal or external legal or other advisors and to retain third-party consultants and has the sole authority to approve the terms and conditions under which it engages director search firms.

16	DFIN 2025 Proxy Statement

COMPANY INFORMATION

The Corporate Responsibility & Governance Committee is chaired by Mr. Aguilar and consists of Mr. Aguilar, Mr. Crandall, Ms. Ellis and Mr. Pattabhiram. The Board has determined that each member is “independent” within the meaning of the rules of the NYSE. The committee met four times in 2024.

Compensation Committee—(1) establishes the Company’s overall compensation strategy; (2) establishes the compensation of the Company’s directors, Chief Executive Officer, other senior officers and key management employees; (3) adopts amendments to, and approves terminations of, the Company’s employee benefit plans; (4) reviews the Company’s succession planning practices for the Chief Executive Officer and for other key executive management positions; (5) reviews and provides guidance regarding the Company’s human capital management; and (6) reviews and approves compensation-related disclosures for inclusion in the Company’s annual proxy statement in accordance with the rules and regulations of the SEC.

Pursuant to its charter, the Compensation Committee is authorized to obtain advice and assistance from internal or external legal or other advisors and has the sole authority to engage counsel, experts or consultants in matters related to the compensation of the Chief Executive Officer and other executive officers of the Company and will have the sole authority to approve any such firm’s fees and other retention terms. Pursuant to its charter, prior to selecting or receiving any advice from any committee adviser (other than in-house legal counsel) and on an annual basis thereafter, the Compensation Committee must assess the independence of such committee advisers in compliance with any applicable NYSE listing rules and the federal securities laws. The Compensation Committee must also review and approve, in advance, any engagement of any compensation consultant by the Company for any services other than providing advice to the committee regarding executive officer compensation.

The Compensation Committee engaged Meridian Compensation Partners, or Meridian, as its independent compensation consultant to provide objective analysis, advice and recommendations on executive officer pay in connection with the Compensation Committee’s decision-making process for 2024.

Meridian reports directly to the Compensation Committee and not to management on executive officer and director compensation matters. The Compensation Committee reviews management’s preliminary recommendations and makes final compensation decisions. The Compensation Committee, with the assistance of its consultant, reviews and evaluates the Company’s executive and employee compensation practices and determines, based on this review, whether any risks associated with such practices are likely to have a material adverse effect on the Company. Meridian advised the Compensation Committee on the 2024 compensation levels of the Company’s executive officers and provided advice related to proposed compensation. The Committee, with the assistance of its consultants, has reviewed and evaluated the Company’s executive and employee compensation practices and has concluded, based on this review, that any risks associated with such practices are not likely to have a material adverse effect on the Company.

See Compensation Discussion and Analysis section of this proxy statement for further information regarding the Compensation Committee’s risk assessment and other executive compensation decisions.

The Compensation Committee is chaired by Mr. Greenfield and consists of Mr. Greenfield, Ms. Ellis, and Mr. Sayed. The Board has determined that each member is “independent” within the meaning of the rules of the NYSE. The committee met four times in 2024.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or has been an officer or employee of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. No member of our Compensation Committee is an executive officer of another entity at which one of our executive officers serves on the board of directors or is a member of a compensation committee (or other committee serving an equivalent function).

Policy on Attendance at Stockholder Meetings

Directors are expected to attend regularly scheduled meetings of stockholders, except when circumstances prevent such attendance, and directors may participate by telephone or other electronic means and will be deemed present at such meetings if they can both hear and be heard. All of the members of the Board at the time of the Company’s 2024 Annual Meeting of Stockholders attended this meeting.

DFIN 2025 Proxy Statement	17

COMPANY INFORMATION

Corporate Governance

Governance Highlights

The Company has in place a number of governance best practices, including:

•
No stockholders rights plan (poison pill);
•
Annual election of directors;
•
Majority voting for the election of directors;
•
No super majority voting;
•
25% or greater stockholders may call a special meeting;
•
Independent compensation consultant;
•
Clawback policy;
•
Political Activities Disclosure Policy;
•
Split leadership—Non-executive Chairman and separate Chief Executive Officer;
•
All independent directors except for the Chief Executive Officer;
•
Fully independent Audit, Compensation and Corporate Responsibility & Governance Committees;
•
Annual Board and committee self-evaluations;
•
Board compensation heavily weighted toward equity;
•
Stock ownership guidelines for senior officers and directors; and
•
Insider Trading and Window Period Policy.

Principles of Corporate Governance

The Board has adopted a set of Principles of Corporate Governance to provide guidelines for the Company and the Board to support effective corporate governance. The Principles of Corporate Governance cover topics including, but not limited to, director qualification standards, Board and committee composition, director access to management and independent advisors, director orientation and continuing education, succession planning and the annual evaluations of the Board and its committees.

The Corporate Responsibility & Governance Committee is responsible for overseeing and reviewing the Principles of Corporate Governance and recommending to the Board any changes to those principles. The full text of the Principles of Corporate Governance is available through the Corporate Governance link on the Investors page of the Company’s website at the following address: http://investor.dfinsolutions.com/corporate-governance/governance-documents and a print copy is available upon request.

18	DFIN 2025 Proxy Statement

COMPANY INFORMATION

Code of Ethics

The Company has adopted and maintains a set of Principles of Ethical Business Conduct. The policies referred to therein apply to all directors, officers and employees of the Company. In addition, in accordance with the NYSE listing requirements and SEC rules, the Company has adopted and will maintain a Code of Ethics that applies to its Chief Executive Officer and senior financial officers. The Principles of Ethical Business Conduct and the Code of Ethics cover key areas of professional conduct, including, but not limited to, conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. The Company encourages all employees, officers and directors to promptly report any violations of any of the Company’s policies and has a number of reporting channels available, including the Company’s anonymous hotline. In the event that an amendment to a provision of the Code of Ethics is necessary, the Company will post such information on its website. The full text of each of the Principles of Ethical Business Conduct and our Code of Ethics is available through the Corporate Governance link on the Investors page of the Company’s website at the following address: http://investor.dfinsolutions.com/corporate-governance/ governance-documents and a print copy is available upon request.

Independence of Directors

The Company’s Principles of Corporate Governance provides that the Board must be composed of a majority of independent directors. No director qualifies as independent unless the Board affirmatively determines that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. All non-employee directors of our Board are independent in accordance with NYSE requirements. As the Company’s CEO, Mr. Leib is not independent.

Executive Sessions

The Company’s independent directors are expected to meet regularly in executive sessions without management. Executive sessions are led by the chairman of the Board. An executive session is expected to be held in conjunction with each regularly scheduled Board meeting. Each committee of the Board also is expected to meet in executive session without management in conjunction with each regularly scheduled committee meeting and such sessions will be led by the chair of such committee.

Board Leadership

The Board has determined that having an independent director serve as chairman of the Board is in the best interest of the stockholders at this time. The structure helps to ensure a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board. No single leadership model is right for all companies at all times, however, the Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively and recognizes that, depending on the circumstances, other leadership models might be appropriate. The Board’s Principles of Corporate Governance provide that the Corporate Responsibility & Governance Committee shall periodically conduct a review of the chairman of the Board or any committee and recommend any changes to the Board for purposes of succession planning.

Board and Committee Evaluations

The Board undertakes an annual evaluation process to identify ways to enhance the Board’s and committees’ effectiveness. This process is coordinated by the Chair of the Corporate Responsibility & Governance Committee and, in 2024, included interviews of each director and management conducted by a third-party governance expert. Results of the individual evaluation discussions were reviewed by the third-party governance expert with the Board, including the Chief Executive Officer. Following this review, the Chairman of the Board and the Chair of the Corporate Responsibility & Governance Committee determine whether discussions with any individual director concerning performance are appropriate. Each committee is also encouraged to discuss the results with respect to their committee.

DFIN 2025 Proxy Statement	19

COMPANY INFORMATION

Director Orientation and Continuing Education

Our orientation program is designed to familiarize new directors with the Company’s businesses, strategies, and policies and assist new directors in developing Company and industry knowledge to optimize their effectiveness on the Board. The orientation program includes meetings with members of executive and senior management and review of a variety of Board and Company related materials. We also believe that regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities and we encourage our directors to take advantage of these opportunities. The Company provides financial and administrative support to directors to attend qualifying academic or other independent programs.

Board’s Role in Risk Oversight

The Board is actively involved in oversight of risks inherent in the operation of the Company’s businesses and the implementation of its strategic plan. The Board performs this oversight role by using several different levels of review.

In connection with its reviews of the operations of the Company’s business units and corporate functions, the Board addresses the primary risks associated with those units and functions. In addition, the Board reviews the key risks associated with the Company’s strategic plan annually and periodically throughout the year as market dynamics and the Company’s financial performance continues to evolve. The Board also participates in and reviews the Company’s risk management process and output, including topics such as cybersecurity, artificial intelligence, product development, and regulatory changes. The Board discusses enterprise risk management at least annually, reviewing qualitative and quantitative metrics from across the company on key existing, emerging and potential risk topics.

The Board is actively engaged in the oversight of the Company’s cybersecurity and information security programs, including the development and use of artificial intelligence. The Board receives reports on the Company’s cybersecurity program and developments in information security at each meeting from the Chief Information Security Officer. At least once each year, the Board discusses cybersecurity and information security risks with the Chief Information Officer and Chief Information Security Officer, including meeting with the Chief Information Security Officer in executive session. Additionally, the Board receives real-time reports from management on key developments across our industry, as well as specific information about vendors and other significant incidents if they were to occur. The Company’s global information security team, in collaboration with independent third parties, assesses both risks and changes in the cyber environment and adjusts the Company’s cybersecurity program as needed. The Company applies rigorous security controls such as Zero Trust Architecture, endpoint threat detection and response, data encryption, and perimeter security to help ensure proper information security safeguards are maintained and extends this rigor to the Company’s suppliers as well via our Supplier Compliance Audits.

Each of the other Board committees also oversees the management of Company risks that fall within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors, and each committee reports back to the full Board.

The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, other financial matters, certain compliance issues and accounting and legal matters. The Audit Committee reviews information regarding the Company's business continuity and disaster recovery plans as well as the Company's hedging programs and other financial risks exposures, overseeing the steps management has undertaken to manage these risks. The Audit Committee, along with the Corporate Responsibility & Governance Committee, is also responsible for reviewing certain major legislative and regulatory developments that could materially impact the Company’s contingent liabilities or present other risks and opportunities.

The Corporate Responsibility & Governance Committee also oversees risks related to the Company’s governance structure, policies and processes, including by overseeing the Board self-assessment process, related person transactions and certain compliance issues, including periodic review of the Company’s Principles of Ethical Business Conduct and Board and committee structure to support appropriate oversight of risk. In addition, the Corporate Responsibility & Governance Committee oversees risks related to other Company programs such as climate and culture.

The Compensation Committee considers risks related to the attraction, development and retention of key management and employees and risks relating to the design of compensation programs and arrangements, as well as succession planning for possible successors to the position of chief executive officer and other key executive management positions.

20	DFIN 2025 Proxy Statement

COMPANY INFORMATION

Global Sustainability

The Company’s foundation is built on delivering trusted solutions to our clients through responsible and sustainable business practices and the Board oversees and supports the Company in this endeavor. The Company prioritizes the development and wellbeing of our employees, the communities where we live and work, and protection of the environment, in compliance with applicable regulations and industry best practices. The nature of the Company's business offers a number of sustainability benefits, including its decisions to adopt predominantly virtual operations, reduce its physical office space globally and close all but one print manufacturing facility. In 2024, the Company published its third ESG Factsheet describing key sustainability initiatives and utilizing the Sustainability Accounting Standards Board (SASB) framework. This report is available on the Investors page of the Company’s website at the following address: http://investor.dfinsolutions.com.

Human Capital Management

The Board and the Corporate Responsibility & Governance and Compensation Committees each play a role to oversee the Company’s human capital management strategies and routinely engage with senior leadership on talent and culture. The Company’s human capital management objective is to attract, retain and motivate the talent needed to deliver on the Company’s strategic priorities. The Company strives to create a culture where employees are empowered to do their best work each day and are rewarded based on their performance. The Corporate Responsibility & Governance Committee supports and provides guidance to management on these issues and regularly reviews the Company’s policies, practices and contributions with respect to its inclusive culture. The Compensation Committee of the Board provides any observations to management regarding the Company’s programs related to human capital management, including employee engagement, benefits, succession planning and talent management.

In 2024, the Company continued its strategy to provide greater market-driven and predictable pay and benefit programs through the “My Total Wellbeing” program. The components of the program include policies such as flexible paid time-off for U.S. salaried employees and parental leave, transparency regarding career development paths and health and wellness benefits to promote physical and emotional wellbeing. With support from shareholders at the 2023 Annual Meeting, the Company launched an Employee Stock Purchase Plan, which today allows eligible employees based in the U.S., Canada and the United Kingdom to purchase the Company’s stock at a 10% discount through payroll deductions. The Company invests in its employees’ skills and professional development by offering virtual and self-directed learning, mentoring, coaching and career development opportunities as well as mandatory courses in topics such as data protection, IT security, principles of ethical business conduct, harassment awareness, anti-corruption/anti-trust and data privacy. In 2024, the Company was again ranked on Newsweek’s list of Top 100 Most Loved Workplaces® in America, which recognizes companies that have created a workplace where employees feel respected, inspired and appreciated.

Health and Safety—The Company believes everyone contributes to a safe and healthy work environment no matter their role in the organization. The Company’s Environmental, Health and Safety Management System aligns with ISO 14001 and 45001. The Company monitors annual leading and lagging indicators to improve its sustainability performance and in 2024 achieved a workforce total recordable incident rate of 0.19 (per 200,000 hours worked). Manufacturing employees (comprising 8% of the Company's global workforce) achieved a 100% completion rate for job-specific safety training and there is a safety committee that promotes safe practices at work and at home.

2024 marked the sixth year DFIN observed the importance of employee health and safety among its global workforce through its annual Safety Week event, which included blood pressure screenings, stress management exercises and virtual ergonomic sessions. Employees participated in a 5-day activity challenge and collectively achieved approximately 6.9 million steps. In December 2024, the Company's Pinnacle Awards recognized employee contributions in several categories including community service, data privacy and security, safety, health and wellbeing and living the Company values.

DFIN 2025 Proxy Statement	21

COMPANY INFORMATION

Nomination of Directors

It is the policy of the Corporate Responsibility & Governance Committee to consider candidates for director recommended by stockholders. In order to recommend a candidate, stockholders must submit the individual’s name and qualifications in writing to the committee (in care of the Secretary at the Company’s offices at 391 Steel Way, Lancaster, Pennsylvania 17601 and otherwise in accordance with the procedures outlined in the Company’s Bylaws and summarized under Submitting Stockholder Proposals and Nominations for 2026 Annual Meeting section of this proxy statement). The committee evaluates candidates recommended for director by stockholders in the same way that it evaluates any other candidate. The committee also considers candidates recommended by management and members of the Board.

After conducting an initial evaluation of a potential candidate, the Chairman of the Board and/or the chair of the Corporate Responsibility & Governance Committee generally will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board and, under certain circumstances, members of management. If the Corporate Responsibility & Governance Committee believes a candidate would be a valuable addition to the Board, considering the criteria and competencies discussed in the next paragraph, it will recommend that candidate’s election to the full Board.

In identifying and evaluating nominees for directors, the committee takes into account the applicable requirements for directors under the listing rules of the NYSE. In addition, the committee considers other criteria as it deems appropriate and which may vary over time depending on the Board’s needs, including certain core competencies and other criteria such as the personal and professional qualities, integrity, ethics, leadership expertise, industry experience and education of the nominees, as well as the mix of skills and experience on the Board prior to and after the addition of the nominees. Although not part of any formal policy, the goal of the committee will be a balanced and diverse Board, with members whose skills, viewpoints, backgrounds and experiences complement each other and, together, contribute to the Board’s effectiveness as a whole. See the Skills Matrix immediately prior to our director and nominee biographies under Proposal 1—Election of Directors.

The Corporate Responsibility & Governance Committee from time to time may engage third-party search firms to identify candidates for director and may use search firms to do preliminary interviews and background and reference reviews of prospective candidates.

Communications with the Board of Directors

The Board has established procedures for stockholders and other interested parties to communicate with the Board. A stockholder or other interested party may contact the Board by writing to the chair of the Corporate Responsibility & Governance Committee or the other non-management members of the Board to their attention at the Company’s offices at 391 Steel Way, Lancaster, Pennsylvania 17601. Any stockholder must include the number of shares of the Company’s common stock the stockholder holds, and any interested party must detail his or her relationship with the Company in any communication to the Board. Communications received in writing will be distributed to the chair of the Corporate Responsibility & Governance Committee or the non-management directors of the Board as a group, as appropriate, unless such communications are considered, in the reasonable judgment of the Company’s Secretary, improper for submission to the intended recipient(s). Examples of communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

Obtaining the Company’s Financial Statements

The Company’s financial statements for the year ended December 31, 2024 are included in its 2024 Annual Report on Form 10-K for the year ended December 31, 2024, which we made available to the Company’s stockholders at the same time as this proxy statement. Additional printed copies of the Company’s 2024 Annual Report, this proxy statement and other corporate governance documents can be obtained by contacting the Investor Relations department at investors@dfinsolutions.com. The Company’s 2024 Annual Report, this proxy statement, other press releases, earnings releases, and financial information as well as corporate governance information and links to its SEC filings can be found at investor.dfinsolutions.com.

22	DFIN 2025 Proxy Statement

Stock Ownership

The table below lists the beneficial ownership of common stock as of March 17, 2025 by all directors and nominees, each of the persons named in the tables under the Executive Compensation section below, and the directors and executive officers as a group. The table below includes all stock awards subject to vesting conditions that vest within 60 days of March 17, 2025. The table also lists all institutions and individuals known to hold more than 5% of the Company’s common stock, which information has been obtained from filings pursuant to Sections 13(d) and (g) of the Exchange Act. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all common stock beneficially owned set forth opposite their name. The figures shown below are rounded to the nearest whole share and reflect percentages based on 28,530,105 outstanding shares of common stock as of March 17, 2025. Unless otherwise indicated, the address for each beneficial owner who is also a director, nominee or executive officer is 391 Steel Way, Lancaster, Pennsylvania 17601.

	Beneficial Ownership
Name	Number	Percentage
Principal Stockholders
BlackRock, Inc. and affiliated persons (1)	4,339,170	15.2%
Mawer Investment Management Ltd. and affiliated persons (2)	2,021,103	7.1%
The Vanguard Group and affiliated persons (3)	1,732,673	6.1%

Named Executive Officers (4)
Daniel N. Leib	453,953	1.6%
David A. Gardella	171,367	*
Eric J. Johnson	105,570	*
Craig D. Clay	105,472	*
Robert K. Williams	46,624	*

Directors (5)
Richard L. Crandall	103,443	*
Lois M. Martin	69,431	*
Luis A. Aguilar	56,513	*
Juliet S. Ellis	56,218	*
Gary G. Greenfield	43,128	*
Chandar Pattabhiram	11,914	*
Ayman Sayed	—	*

Directors and Named Executive Officers as a group (12 persons)	1,223,633	4.3%

* Less than one percent.

(1)
BlackRock, Inc., or BlackRock, is an investment advisor with a principal business office at 50 Hudson Yards, New York, New York 10001. This amount reflects the total shares expected to be held by BlackRock clients. BlackRock is expected to have sole investment authority over all shares and sole voting authority over 4,294,075 shares. The indicated interest is based solely on a Schedule 13G/A filed on November 8, 2024 by BlackRock reporting ownership as of September 30, 2024.

DFIN 2025 Proxy Statement	23

STOCK OWNERSHIP

(2)
Mawer Investment Management Ltd., or Mawer, is an investment manager with a principal business office at 600, 517 – 10th Avenue SW Calgary, Alberta, Canada T2R 0A8. This amount reflects the total shares expected to be held by Mawer clients. Mawer is expected to have sole investment authority and sole voting authority over all shares. The indicated interest is based solely on a Schedule 13G filed on November 8, 2024 by Mawer reporting ownership as of September 30, 2024.
(3)
The Vanguard Group, Inc., or Vanguard, is an investment advisor with a principal business office at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. This amount reflects the total shares expected to be held by Vanguard clients. Vanguard is expected to have sole investment authority over 1,672,336 shares and shared investment authority over 60,337 shares, sole voting authority over no shares and shared voting authority over 37,848 shares. The indicated interest is based solely on a Schedule 13G/A filed on February 13, 2024 by Vanguard reporting ownership as of December 31, 2023.
(4)
Does not reflect ownership of restricted stock units that will not vest within 60 days.
(5)
Reflects ownership of common stock and restricted stock units that will vest on the earlier of the date the director ceases to be a director or the first anniversary of the grant date. Amounts for certain directors also reflect restricted stock units such director elected to defer that will vest on the date such director ceases to be a director of the Company.

24	DFIN 2025 Proxy Statement

Compensation Discussion & Analysis

This Compensation Discussion and Analysis discusses our compensation policies and determinations that apply to our named executive officers. When we refer to our named executive officers, we are referring to the following individuals whose 2024 compensation is set forth below in the Summary Compensation Table and subsequent compensation tables. Please note that amounts and percentages are shown as rounded and so individual tables or summaries may not sum (see Appendix C for a reconciliation and calculation of relevant metrics). While the discussion in the CD&A is focused on our NEOs, many of our executive compensation programs apply broadly across our executive ranks.

Name	Position

Daniel N. Leib	Chief Executive Officer

David A. Gardella	Chief Financial Officer

Craig D. Clay	President, GCM

Eric J. Johnson	President, GIC

Robert K. Williams	Chief People and Administrative Officer

Executive Summary

2024 Business Highlights

•
The Company delivered strong financial results and an improved sales mix for the year, despite a challenging capital markets environment. Net sales were $781.9 million in 2024, representing a year-over-year decline of 1.9%. During the year, our recurring and reoccurring revenue, comprised of compliance-related software and services as well as our Venue dataroom product, increased by approximately 1% from 2023 on an organic basis, while our total event-driven revenue declined by approximately 8%. Full-year 2024 software solutions net sales grew by 12.6% to total $329.7 million, or approximately 42% of net sales, and set another annual record for software sales. For the first time in company history and consistent with our long-term strategy, software solutions was the largest component of net sales.

DFIN 2025 Proxy Statement	25

COMPENSATION DISCUSSION AND ANALYSIS

•
An improved net sales mix, combined with diligent cost control, led to strong operating performance and free cash flow generation in 2024.

•
The Company continued its shareholder-friendly capital allocation during 2024, repurchasing approximately 0.9 million shares at an average price of $61.97 per share. As of December 31, 2024, the remaining authorized amount under the current stock repurchase program was $91.3 million. From 2020 to 2024, the Company repurchased 8.3 million shares for $276.4 million at an average price of $33.42 per share.

Key 2024 Compensation Actions

The primary elements of our total direct compensation program for the NEOs and a summary of the actions taken by the Compensation Committee during 2024 are set forth below.

Compensation Component	Link to Business and Talent Strategies	2024 Compensation Actions

Base Salary (Page 32)	• Competitive base salaries help attract and retain executive talent	• Base salaries for the NEOs were increased to be appropriately competitive within the market

Annual Cash Incentive Compensation (Page 32)	• Focuses executives on achieving annual financial and strategic corporate initiatives that are key indicators of annual financial and operational performance

•  Adjusted EBITDA and software solutions net sales growth remain key drivers of our financial success

•  Identified 5 top strategic corporate initiatives critical to our operational success

•  Individual performance can increase or decrease the calculated payout by 25%

•  Annual cash incentive awards for the NEOs were earned at 136.8% of target.

Long-Term Equity Incentive Compensation (Page 44)

•  2024 Performance share units (PSUs) are measured by achievement of recurring/ reoccurring revenue, free cash flow conversion and relative total shareholder return, which are key indicators of long-term performance and creation of stockholder value

•  2022 and 2023 PSUs were measured by achievement of software solutions net sales and Adjusted EBITDA margin goals

•  Restricted stock units (RSUs) provide focus on stock price growth and serve our talent retention objectives

•  The long-term incentive award mix consists of 67% PSUs and 33% RSUs

•  PSUs will be earned based on achievement of recurring/ reoccurring revenue and free cash flow conversion goals. The recurring/ reoccurring revenue portion is subject to three 1-year performance periods and a 3-year performance period (2024-2026). The free cash flow conversion portion consists of one, cumulative 3-year goal. Final payouts can then be adjusted +/-25% based on the Company's 3-year relative total shareholder return compared against the S&P 600 Small Cap Index. All earned PSUs will vest at the end of the 2026 performance year.

•  PSUs granted in 2022 vested at 124.9% of target.

•  RSUs vest in equal annual installments over three years.

26	DFIN 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Our Executive Compensation Program

Our goal is to retain and attract experienced and talented executive officers, and to motivate them to achieve our short-term and long-term financial, operational and strategic objectives that create stockholder value. To achieve this goal, we strongly emphasize a culture of pay for performance in order to provide incentives and accountability for our executive officers in working toward the achievement of our objectives. Accordingly, we have designed our incentive compensation programs with the goal that actual realized pay varies above or below targeted compensation opportunity, based on achievement of challenging performance goals and demonstration of meaningful individual commitment and contribution.

The table below outlines each of the principal elements of the Company’s executive compensation program:

Pay Element
	Base Salary	Annual Cash Incentive	PSU	RSU

Who Receives	All NEOs

When Granted	Annually

Form of Delivery	Cash		Equity

Type of Performance	Short-term emphasis (fixed)	Short-term emphasis (variable)	Long-term emphasis

Performance Period	1 year	1 year	3 years	3 years (ratable annual vesting)

How Payout Determined	Compensation Committee determination	Pre-established formula	Pre-established formula and stock price at vesting date	Stock price at each vesting date

2024 Performance Measures	Individual performance, role, responsibilities, market/industry norms	Adjusted EBITDA, software solution net sales growth, strategic corporate initiatives, individual performance	Recurring/ reoccurring revenue; free cash flow conversion; total shareholder return	Stock price

DFIN 2025 Proxy Statement	27

COMPENSATION DISCUSSION AND ANALYSIS

The targeted mix of total direct compensation we established at the beginning of 2024 for our CEO and the other NEOs is illustrated below. We believe the mix of compensation components, the allocation between cash and equity, the time horizon between short-term and long- term performance and the differentiation between fixed and variable compensation, collectively provide appropriate incentives to motivate near-term performance, while at the same time providing significant incentives to keep our executives focused on longer-term corporate goals that drive stockholder value.

Target Pay Mix–2024

28	DFIN 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Governance Best Practices

The Compensation Committee reviews the Company’s executive compensation program on an ongoing basis to evaluate whether the program supports the Company’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:

What We Do	What We Don’t Do

Our leading practices include:

✓ Pay for performance by structuring a significant percentage of target annual compensation in the form of variable, at-risk compensation

✓ Pre-established performance goals that are aligned with creation of long-term stockholder value

✓ Market comparison of executive compensation against a relevant peer group that is reviewed annually

✓ Use of an independent compensation consultant reporting directly to the Compensation Committee and providing no other services to the Company

✓ Double-trigger vesting for equity awards in the event of a change in control

✓ Robust stock ownership guidelines and insider trading and window period policy

✓ Clawback policy that applies to all incentive-based cash and equity incentives

✓ Mitigate undue risk

✓ Annual say-on-pay vote

	⦸	We do not have tax gross ups

	⦸	We do not allow dividends or dividend equivalents on unearned equity awards

	⦸	We do not allow repricing of underwater stock options without stockholder approval

	⦸	We do not allow hedging or short sales of our securities

	⦸	We do not allow pledging of our securities

	⦸	We do not provide excessive perquisites to executive officers

2024 Say-On-Pay Vote

In 2024, we held an advisory “say-on-pay” vote in alignment with stockholders’ support at our 2023 Annual Meeting of Stockholders for an annual “say-on-pay” vote. In its compensation review process, the Compensation Committee considers whether the Company’s executive compensation program is aligned with the interests of the Company’s stockholders. In that respect, as part of its review of the Company’s executive compensation program, the Compensation Committee considered the approval of approximately 99.1% of the votes cast for the Company’s advisory say-on-pay vote at our 2024 Annual Meeting of Stockholders. The Compensation Committee determined that the Company’s executive compensation philosophies and objectives and compensation elements continued to be appropriate and did not make any specific changes to the Company’s executive compensation program in response to the 2024 say-on-pay vote and the substantial support received from stockholders. The Compensation Committee will continue to regularly review, assess and, when appropriate, adjust our executive compensation program in response to stockholder feedback.

DFIN 2025 Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

How We Determine Executive Compensation

Our Executive Compensation Philosophy and Objectives

The goal of our executive compensation program is to attract, retain, and motivate our executive team. Overall compensation levels are generally targeted at the market median but may vary based upon each executive’s experience, skills and performance. The Compensation Committee believes that our executive compensation program should reward actions and behaviors that drive long-term stockholder value creation and seeks to foster these objectives through a compensation system that focuses heavily on variable, performance-based incentives that create a balanced focus on our short-term and long-term financial, operational and strategic initiatives. To that end, the Compensation Committee’s goal is to implement an executive compensation program that is built upon the following objectives:

•
Attracting and Retaining the Right Talent. Executive compensation should be market-competitive in order to attract and retain highly motivated talent with a performance- driven mindset.
•
Pay for Performance. A significant percentage of an executive’s compensation should be directly aligned with Company performance, with a balance between short-term and long-term performance.
•
Alignment with Stockholder Interests. Our executives’ interests should be aligned with stockholder interests through the risks and rewards of stock ownership in the Company.

Oversight Responsibilities for Executive Compensation

The table below summarizes the key oversight responsibilities for executive compensation.

Compensation Committee
•
Establishes executive compensation philosophy
•
Approves incentive compensation programs and target performance expectations for the annual incentive plan (AIP) and long-term incentive (LTI) awards
•
Approves all compensation actions for the NEOs, including base salary, target and actual AIP awards and LTI grants

All Independent Board Members	• Assess performance of the CEO

Independent Compensation Committee Consultant
•
Provides independent advice, research, and analytical services on a variety of subjects to the Compensation Committee, including compensation of executive officers, non-employee director compensation and executive compensation trends
•
Participates in Compensation Committee meetings as requested and communicates with the Chair of the Compensation Committee between meetings
•
Reports to the Compensation Committee, does not perform any other services for the Company and has no economic or other ties to the Company or the management team that could compromise its independence or objectivity

CEO and Management
•
Management, including the CEO, develops preliminary recommendations regarding compensation matters with respect to all NEOs, other than the CEO, and provides these recommendations to the Compensation Committee, which makes the final decisions with advice from its independent consultant, as appropriate
•
Responsible for the administration of the compensation programs once Compensation Committee decisions are finalized

30	DFIN 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Peer Group Selection and Market Data

To obtain a broad view of competitive practices among industry peers and competitors for executive talent, the Compensation Committee reviews market data for peer group companies as well as general industry survey data. The peer group is used as a reference point to assess the competitiveness of base salary, incentive targets, and total direct compensation awarded to the NEOs and as information on market practices, including share utilization and share ownership guidelines. During 2023, we conducted a comprehensive review of our peer group to help inform compensation decisions for 2024. This evaluation of potential peers was intended to reflect the Company’s evolving business mix and growth trajectory to include companies taking into consideration the following peer group criteria:

•
Within a target range of the Company’s operations and scale of approximately 0.3 times to 3 times the Company’s size in a variety of financial metrics including revenue, EBITDA and market capitalization;
•
Similar industry to the Company and within the data software and services space;
•
Direct competitors for executive talent and shareholder investments; and
•
Publicly-traded companies that operate in the United States and are subject to US laws and regulations.

This review resulted in a peer group that was generally consistent with prior years, except for the removal of Avalara, Inc., following its acquisition. The peer group utilized was as follows:

•
ACI Worldwide, Inc. (ACIW)
•
BlackLine, Inc. (BL)
•
Broadridge Financial Solutions, Inc. (BR)
•
CSG Systems International, Inc. (CSGS)
•
DocuSign, Inc. (DOCU)
•
Envestnet, Inc.
•
FactSet Research Systems Inc. (FDS)
•
Huron Consulting Group, Inc. (HURN)

• Jack Henry & Associates, Inc. (JKHY) • Morningstar, Inc. (MORN) • Perficient, Inc. • Q2 Holdings, Inc. (QTWO) • Resources Connection, Inc. (RGP) • Verint Systems Inc. (VRNT) • Workiva Inc. (WK)

We note that Envestnet, Inc. and Perficient, Inc. were taken private and will be removed from the Company’s peer group.

The Compensation Committee also reviews data from national survey sources related to general industry when it considers the market competitiveness of NEO compensation levels and/or market practices. The Compensation Committee does not review the specific companies included in these surveys, and the data presented to the Compensation Committee is general and not specific to any particular subset of companies.

DFIN 2025 Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

2024 Named Executive Officer Compensation

Base Salary

Base salaries are a fixed amount paid to each executive for performing his or her normal duties and responsibilities. We determine the amount based on the executive’s overall performance, level of responsibility, pay band, competitive compensation practices data and comparison to other Company executives. Based on these criteria, with an effective date of January 1, 2024, base salary adjustments were approved in March 2024 as follows:

Name	2023 Base Salary	Increase (%)	2024 Base Salary
Daniel N. Leib	$815,000	4%	$850,000
David A. Gardella	$470,000	3%	$485,000
Craig D. Clay	$470,000	3%	$485,000
Eric J. Johnson	$440,000	5%	$460,000
Robert K. Williams	$425,000	6%	$450,000

Annual Incentive Plan (AIP)

The AIP is a cash bonus plan that incentivizes short-term (i.e., annual) financial and operational performance. The Compensation Committee reviews our target annual bonus opportunities by job level each year to help ensure they are competitive. All NEOs participated in the corporate AIP plan in 2024 to align management across the Company. The target annual incentive opportunity as a percent of annual base salary for each of our NEOs in 2024 was unchanged from 2023 and was as follows:

Name	2023 Target Annual Incentive as Percent of Base Salary (%)	2024 Target Annual Incentive as Percent of Base Salary (%)	2024 Target Annual Incentive ($)
Daniel N. Leib	130%	130%	$1,105,000
David A. Gardella	100%	100%	$485,000
Craig D. Clay	100%	100%	$485,000
Eric J. Johnson	100%	100%	$460,000
Robert K. Williams	70%	70%	$315,000

The Compensation Committee undertakes a rigorous review and analysis to establish annual performance goals under the AIP. For 2024, the Compensation Committee established the following goals and payout levels under the AIP:

Goals	Weighting	Payout Range
Consolidated Non-GAAP Adjusted EBITDA	50%	50% – 225%
Consolidated Software Solutions Net Sales Growth	30%	50% – 225%
Strategic Corporate Initiatives	20%	0% – 100%
Individual Performance Factor		+/-25%

The Adjusted EBITDA and software solutions net sales growth goals were based on the Company’s annual operating plan reviewed by the Board and are critical components of the Company’s long term strategic plan. In addition, the Compensation Committee may utilize its discretionary authority under the AIP to increase or decrease the amount of an award otherwise payable if it determines that an adjustment is appropriate to better reflect the actual performance of the Company and/or participant (including any unusual or nonrecurring events, including without limitation, any strategic transactions, acquisitions, divestitures or other similar events involving or affecting the Company). The Compensation Committee believes that the corporate strategic initiatives are important “leading indicators” of financial performance and continue to be important for a company like ours in the process of transforming its business strategy. For 2024, the Committee increased the maximum payout of the corporate financial goals to 225% of target, while capping the maximum payout for the strategic corporate initiatives at 100% of target. Taken together, the maximum payout remains at 200% of target with a stronger emphasis on attaining the corporate financial goals. Calculated payouts may be adjusted +/- 25% based on each participant’s individual performance, as evaluated by the Compensation Committee.

32	DFIN 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Corporate Financial Goals

The threshold, target and maximum performance and payout opportunities for the corporate financial goals under the 2024 AIP (subject to interpolation between points), along with the actual performance achieved and related payout percentage, are set forth below.

Given the long-term plan of the Company and the multi-year digital transformation, the Board tasked management with continued focus on the strategic shift in the Company’s mix of revenue toward its software solutions offerings. To support this strategy, the corporate revenue metric (comprising 30% of the total weighting) was focused on consolidated software solutions net sales growth and reflected an increased weighting as compared to 2023. The target for the corporate revenue metric was set at a growth rate of 10.0% over the prior year (recognizing that approximately 60% of the Company’s software offering is sensitive to corporate transactions market activity and is adjusted to exclude eBrevia, which was sold in the fourth quarter of 2023). In addition, the consolidated Adjusted EBITDA target was higher than the prior year results, reflecting regulatory tailwinds and continued discipline in cost management offsetting ongoing softness of capital markets transactional activity and investments in the Company’s software solutions and related technology in support of the Company’s strategy. The Compensation Committee determined it was appropriate to establish the final 2024 corporate financial goals as follows:

	Threshold	Target	Maximum	Actual		% of Target Achieved	Payout%
Payout%	50%	100%	225%
Consolidated Non-GAAP Adjusted EBITDA ($ millions)	$170.8	$213.5	$256.2	$217.3	*	101.8%	111.1%
Consolidated Software Solutions Net Sales Growth	5.0%	10.0%	15.0%	14.2%		141.6%	204.1%

* GAAP Consolidated Net Earnings was $92.4 million for the period. See Appendix C for a reconciliation.

Corporate Strategic Initiatives

Corporate strategic initiatives make up 20% of the AIP target and are set by the Compensation Committee. These initiatives represented the Company’s five key initiatives for 2024 and are essential to long-term business success for the Company and thus contribute to producing income and stockholder returns. Payouts for meeting the Corporate Strategic Initiatives range from 0% for meeting one goal, 40% for meeting two goals, 60% for meeting three goals, 80% for meeting four goals, and 100% for meeting all five goals. The Corporate Strategic Initiatives were:

•
operational transformation through functional improvements in sales, client experience, services and operations as well as productivity goals
•
development of capabilities to increase addressable/ serviceable market by 5%
•
continued software development, including end-to-end Tailored Shareholder Reports solution, Venue dataroom product enhancements, and new capabilities in ActiveDisclosure
•
continued implementation of Zero Trust Architecture for IT security
•
maintain or increase representation of women and people of color at the supervisor level and above

The Compensation Committee determined that all five of the initiatives were achieved, resulting in a 100% payout for the Corporate Strategic initiatives portion of the AIP.

Individual Performance Factor

The Committee has the ability to increase or decrease each NEO’s calculated payout by +/-25%. Consistent with the last three years, the Committee did not choose to adjust any of the payouts for the NEOs in 2024.

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COMPENSATION DISCUSSION AND ANALYSIS

Determination of 2024 Annual Cash Incentive Awards

The Compensation Committee determined the 2024 annual cash incentive awards for the NEOs using the following framework:

Base Salary	X	Target Percentage	X	Financial Performance 80% Weighted	+	Corporate Strategic Initiatives 20% Weighted	X	Individual Performance Factor

Based on the achievement of the 2024 financial goals and corporate strategic initiatives, the annual cash incentive awards paid to our NEOs for 2024 were as follows:

	Target Annual Cash Incentive Opportunity ($)	Adjusted EBITDA (50%)	Software Solutions Sales Growth (30%)	Corporate Strategic Initiatives (20%)	Total Weighted Payout	Individual Performance Factor	Total Payout

Daniel N. Leib	$1,105,000	111.1%	204.1%	100.0%	136.8%	100.0%	$1,511,640
David A. Gardella	$485,000	111.1%	204.1%	100.0%	136.8%	100.0%	$663,480
Craig D. Clay	$485,000	111.1%	204.1%	100.0%	136.8%	100.0%	$663,480
Eric J. Johnson	$460,000	111.1%	204.1%	100.0%	136.8%	100.0%	$629,280
Robert K. Williams	$315,000	111.1%	204.1%	100.0%	136.8%	100.0%	$430,920

Long-Term Incentive (LTI) Program

Each executive officer has an annual LTI target grant denoted in terms of a dollar value, which is allocated between PSUs and RSUs. Details on the types of equity awards granted to our NEOs in 2024 are provided in the table below.

Equity Award	Weighting	Rationale and Key Features

PSUs	67%
•
Incentivize NEOs to achieve specific measurable financial goals (recurring / reoccurring revenue and free cash flow conversion) over one-year and a three-year performance periods.
•
The number of PSUs that are earned and vest at the end of the performance cycle range from 0% for below threshold performance to 200% of the target number of shares for maximum performance.
•
The final payout may be adjusted if the Company's three-year total shareholder return performance is in the top or bottom quartile compared to the S&P 600 Small Cap Index.
•
Encourage retention of our executive officers’ services and promote ownership by our executives in Company stock.

RSUs	33%
•
Align pay and Company performance as reflected in our stock price.
•
RSUs vest in one-third installments at the end of each of the first three years following grant, subject to continued employment.
•
Encourage retention of our executive officers’ services and promote ownership by our executives in Company stock.

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COMPENSATION DISCUSSION AND ANALYSIS

2024 Long-Term Incentive Awards

The Compensation Committee approved the annual PSU and RSU awards to each of the NEOs. The LTI award values were split between PSU and RSUs at 67% and 33% of the total LTI award value, respectively. The table below shows the LTI award values including the PSU (at target) and RSU award value granted to each NEO.

Executive	Total LTI	PSU (Target)	RSU
Daniel N. Leib	$6,000,000	$4,020,000	$1,980,000
David A. Gardella	$2,400,000	$1,608,000	$792,000
Craig D. Clay	$2,400,000	$1,608,000	$792,000
Eric J. Johnson	$1,850,000	$1,239,500	$610,500
Robert K. Williams	$1,400,000	$938,000	$462,000

Performance Share Unit Awards

The performance measures and weightings for the 2024 PSU are as follows:

Performance Measures	Weighting	Description
Recurring / Reoccurring Revenue	50%
•
Recurring / reoccurring revenue achievement is measured in each of 2024, 2025 and 2026 (weighted 20% each) and cumulatively over 2024-2026 (weighted 40%).
•
Each performance measure and performance period is independent. The final awards will be issued at the end of the 2026 performance year.
•
After the performance threshold is met, payouts are interpolated on a straight-line basis for performance levels between threshold and target and between target and maximum.

Free Cash Flow Conversion	50%
•
Free cash flow conversion achievement is measured on a cumulative basis for 2024 through 2026.
•
Payout scale ranges from 0% for below threshold performance to 50% for threshold performance to 100% for target performance to 200% for maximum performance.

Relative Total Shareholder Return (Relative TSR)	Modifier
•
Final payout will be adjusted based on the quartile ranking of the Company's 3-year Relative TSR against the S&P 600 Small Cap index
•
Final payout will increase by 25% for top quartile ranking; no change in payout for middle two quartile rankings; a 25% decrease in payout for bottom quartile ranking

The recurring / reoccurring revenue (defined to include revenue from ActiveDisclosure, Venue, Arc Suite and traditional compliance offerings in capital markets and investment company segments) portion of the PSU consists of four independent performance periods that will be measured, one for each of 2024, 2025 and 2026 as well as the cumulative period of 2024-2026. The free cash flow conversion portion is measured over one performance period cumulative 2024-2026. The Committee established the 2024 and 2024-2026 goals at the grant date. The 2025 and 2026 performance goals for recurring / reoccurring revenue are established based on actual company results in the preceding year plus a predetermined increase which was established at the grant date. Portions earned following the 2024 and 2025 periods will be subject to further time-based vesting until the full awards vest following the 2026 performance year. Following the conclusion of the 2026 performance year the Company's 3-year Relative TSR will be compared against the S&P 600 Small Cap index. The PSU payout will be adjusted based on the Company's quartile ranking. If the Company's Relative TSR ranks in the top quartile, the PSU payout will be increased by 25%. If the Company's Relative TSR ranks in the second or third quartile, no adjustment will be made. If the Company's Relative TSR ranks in the bottom quartile, the PSU payout will be reduced by 25%.

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COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Award Payouts in 2024

2022 PSU Payout

As previously disclosed in our 2023 Proxy Statement, during fiscal year 2022, the Compensation Committee granted the executive team, including the NEOs, performance share units with vesting based upon the Company’s achievement of software solutions net sales goals and Adjusted EBITDA margin goals for each of 2022, 2023, 2024 and cumulatively over 2022-2024. At the start of the 2022 performance year, the Committee established the 2022 and 2022-2024 goals. The 2023 and 2024 performance goals were established based on actual company results in the preceding year plus a predetermined increase which was established at the grant date (+12.8% and +50 basis points for software solutions net sales and Adjusted EBITDA margin, respectively). The 2024 and 2022-2024 software solutions net sales threshold, target and maximum amounts were adjusted to reflect the sale of eBrevia. At the close of each performance period, the Compensation Committee determined the achievement of the performance goals as shown in the table immediately below. The PSUs earned for the 2022 and 2023 performance periods were subject to further time-based vesting, such that all four portions of the awards were issued following the 2024 performance year. The table further below shows the performance achievement and payouts for each NEO.

	Threshold	Target	Maximum
Software Solutions Net Sales Goals	85% of Target	+12.8% from prior year	115% of Target
Adjusted EBITDA Margin Goals	-100bps of Target	+50bps from prior year	+100bps of Target
Payout%	50%	100%	200%

	Threshold	Target	Maximum	Actual	Earned %	2022 Earned %
Year 1- 2022 Software Solutions Net Sales	$253.6	$298.3	$343.0	$279.6	79.1%
Year 1- 2022 EBITDA Margin	22.7%	23.7%	24.7%	26.2%	200.0%	139.6%

	Threshold	Target	Maximum	Actual	Earned %	2023 Earned %
Year 2- 2023 Software Solutions Net Sales	$268.1	$315.4	$362.7	$292.6	76.0%
Year 2- 2023 EBITDA Margin	25.7%	26.7%	27.7%	26.0%	66.8%	71.4%

	Threshold	Target	Maximum	Actual	Earned %	2024 Earned %
Year 3- 2024 Software Solutions Net Sales	$276.8	$325.7	$374.6	$329.7	108.2%
Year 3- 2024 EBITDA Margin	25.5%	26.5%	27.5%	27.8%	200.0%	154.1%

	Threshold	Target	Maximum	Actual	Earned %	2022-2024 Earned %
2022-2024 Software Solutions Net Sales	$308.7	$363.2	$417.7	$329.7	69.3%
2022-2024 EBITDA Margin	23.7%	24.7%	25.7%	27.8%	200.0%	134.6%

Total Payout						124.9%

2022 PSU Payout by NEO

Executive	Target PSU	Payout (%)	Actual Shares
Daniel N. Leib	88,600	124.9%	110,683
David A. Gardella	29,600	124.9%	36,977
Craig D. Clay	29,600	124.9%	36,977
Eric J. Johnson	19,700	124.9%	24,609
Robert K. Williams	13,800	124.9%	17,239

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COMPENSATION DISCUSSION AND ANALYSIS

2023 PSU Interim Performance Period Certification

As previously disclosed in our 2024 Proxy Statement, the 2023 PSU award consists of four independent performance periods: each individual year of the three-year performance period as well as the cumulative three-year period. During each of the performance periods, performance in software solutions net sales and Adjusted EBITDA margin is measured against target. At the close of the 2024 performance period, the Compensation Committee determined the achievement of the performance goals for the 2024 performance period. The Compensation Committee certified achievement of 2024 software solutions net sales of $329.7 million and 2024 Adjusted EBITDA margin of 27.8%, resulting in 94.3% of the 2023 PSUs being earned for the 2024 performance period. These earned amounts are subject to further time-based vesting until the conclusion of the cumulative performance year, as applicable.

2024 PSU Interim Performance Period Certification

The 2024 PSU award consists of five independent performance periods: for the recurring / reoccurring revenue metric, each individual year of the three-year performance period as well as the cumulative three-year period and for the free cash flow conversion metric a cumulative three-year period. During each of the performance periods, performance in recurring / reoccurring revenue and free cash flow conversion is measured against target. At the close of the 2024 performance period, the Compensation Committee determined the achievement of the performance goal for the 2024 performance period. The Compensation Committee certified achievement of 2024 recurring / reoccurring revenue of $595.4 million, resulting in 66.4% of the 2024 PSUs being earned for the 2024 performance period. These amounts are subject to modification following the conclusion of the 2026 performance year based on the Company's 3-year Relative TSR compared against the S&P 600 Small Cap index and are also subject to time-based vesting until the conclusion of the cumulative performance year.

Other Compensation and Governance Matters

Benefit Programs

The Company’s benefit programs were established based upon an assessment of competitive market factors and a determination of what is needed to retain high-caliber executives. NEOs are subject to the same eligibility requirements and are eligible to participate in the same health and welfare benefit programs that are offered to all other eligible employees. The options available under the Donnelley Financial Group Benefits Plan include health, dental, vision, life insurance, accidental death and dismemberment, and disability coverage.

As part of the overall compensation program, the Company also provides certain executives, including certain of the NEOs, the following benefits:

•
Pension Plan: The Donnelley Financial Pension Plan (the “Pension Plan”) is a defined benefit pension plan under which benefits were frozen as of December 31, 2011, prior to the Company’s spin-off from RR Donnelley & Sons Company (RRD) in 2016. Because the Pension Plan is frozen, no additional employees became participants in the Pension Plan after December 31, 2011, and existing participants in the Pension Plan (including those NEOs who were participants in the predecessor plan maintained by RRD before the Pension Plan was frozen) do not earn additional benefits under such plan. In August 2024, the Company executed an amendment to allow for the termination of the Pension Plan. All participants, including NEOs who are participants, will have the option of receiving a lump sum distribution or an annuity contract with a third party as settlement of their pension benefit. Finalization of the Pension Plan termination is subject to certain conditions, including regulatory review, and the Company has the ability to change the effective date of the termination or revoke the decision to terminate the Plan. All NEOs other than Mr. Williams are participants in the Pension Plan.
•
Supplemental Retirement Plan: The Company’s supplemental retirement plan was frozen by RRD as of December 11, 2011 and is intended to be an extension of the Company’s qualified pension plan. This supplemental retirement plan takes into account compensation above limits imposed by applicable tax laws and is similar to programs found at many of the companies we compete with for talent. This benefit is available to Company executives, including NEOs, who were participants at RRD before the plan was frozen and existing participants generally do not accrue benefits under the plan. All NEOs other than Mr. Williams are participants in the supplemental retirement plan.
•
Savings Plan: Under the Donnelley Financial Savings Plan, NEOs and generally all employees may contribute 1% to 85% of pay (up to the IRS contribution limit) as pre-tax, Roth 401(k), and/or after-tax contributions. The Company matches contributions to eligible participants’ 401(k) accounts of 50% of the first 6% of each participant’s total pre-tax and Roth 401(k) contributions for the year, up to 3% of his or her pay (not to exceed the IRS compensation limit of $345,000). All NEOs are eligible to participate in the savings plan.

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COMPENSATION DISCUSSION AND ANALYSIS

•
Supplemental Insurance: Additional life and disability insurance enhances the value of the Company’s overall compensation program. The premium cost for these additional benefits is included as taxable income for NEOs and there is no tax gross-up on this benefit.
•
Deferred Compensation Plan: Prior to the Company’s spin-off, RRD provided a select group of management or highly compensated employees the opportunity to defer the receipt of up to 50% of base salary or up to 90% of annual bonus, or both. The Donnelley Financial Deferred Compensation Plan is a continuation of the RRD Nonqualified Deferred Compensation Plan, and all deferrals and other benefits accrued by those NEOs eligible under the RRD Plan continue under the terms of the Donnelley Financial Nonqualified Deferred Compensation Plan. Currently, the Donnelley Financial Nonqualified Deferred Compensation Plan is not accepting additional deferrals.
•
Executive Physicals: In 2024, the Company offered executives, including all NEOs, a comprehensive range of medical screening through a network of health care providers contracted by the Company. The program serves as a risk management tool and promotes a focus on wellness among key executives.
•
Financial Counseling: Mr. Leib is reimbursed for his financial counseling services expenses through independent financial or tax advisors of his choice. The cost of these services, if utilized, is included as taxable income to Mr. Leib and there is no tax gross-up on this benefit.
•
Automobile Program: Mr. Leib receives a monthly automobile allowance that provides him with an opportunity to use his car for both business and personal use in an efficient manner. This allowance is included as taxable income to Mr. Leib and there is no tax gross-up on this benefit.
•
Club Dues: The Company maintains country club memberships for business purposes. Mr. Clay and Mr. Johnson may use certain country clubs for nonbusiness purposes but to the extent that there is an incremental cost to the Company, the executive must reimburse the Company for such use.

Independence Assessment of Compensation Consultant

The Compensation Committee engaged Meridian to provide compensation consultant services for the Compensation Committee’s decision-making process for 2024. Meridian regularly attended Compensation Committee meetings and reported directly to the Compensation Committee, and not to management, on matters relating to the compensation of the executive officers and for directors. The Compensation Committee reviewed the work and services provided by Meridian and considered the following factors to determine that (a) such services were provided on an independent basis and (b) no conflicts of interest exist.

Corporate Governance Policies

Stock Ownership Guidelines: The Compensation Committee has established stock ownership guidelines for all executive officers and certain other executives. These guidelines are designed to encourage our executives to have a meaningful equity ownership in the Company, and thereby align their interests with those of our stockholders. These stock ownership guidelines provide that each executive must own (by way of shares owned outright and including unvested restricted stock units but excluding unexercised stock options or performance share units) shares of Company common stock with a value of 5x base salary for the CEO, 3x base salary for the CFO, 2x base salary for other members of the executive team and 1x base salary for all other officers covered by the policy. Executives must hold 50% of their vested shares until their guideline has been met. In the event an executive does not achieve or make progress toward the required stock ownership level, the Compensation Committee has the discretion to take appropriate action. As of March 15, 2025, all executive officers have met or exceeded the guideline amounts.

Clawback Policy: The Company maintains a clawback policy to provide for the recovery of certain incentive-based compensation from current or former executive officers in accordance with the requirements of Section 303A.14 of the NYSE Listed Company Manual. Pursuant to this policy, the Company is required to recover erroneously awarded incentive-based compensation received by current or former executive officers of the Company. The Company shall recover reasonably promptly the amount of erroneously awarded incentive-based compensation in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Incentive-based compensation refers to any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. The Compensation Committee will have discretion in

38	DFIN 2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

determining how to accomplish recovery of erroneously awarded incentive-based compensation under this policy, recognizing that different means of recovery may be appropriate in different circumstances.

Insider Trading and Window Period Policy and Prohibition on Hedging and Pledging: The Company’s insider trading policy provides rules applicable to trading in the Company’s stock and applies to the Company’s employees, including executive officers and directors and the family members who live with them, their family members whose transactions in securities are directed by or subject to control or influence by them and members of their households. This policy provides that the Company’s executive officers and directors, and these related individuals, cannot engage in any transaction in Company securities (including purchases, sales, broker assisted cashless exercises of stock options and the sale of the common stock acquired pursuant to the exercise of stock options) without first obtaining the approval of the Company’s Chief Legal and Compliance Officer.

Approval of transactions can be sought only during a defined window period when the executive officers and directors are not in possession of material non-public information about the Company. The window period is generally defined as the period of time commencing on the second day after the public release by the Company of its quarterly and annual earnings information and ending on the last trading day of the then current fiscal quarter, or such shorter time as may be determined by the Company's Chief Legal and Compliance Officer. Executive officers and directors using trading plans intended to satisfy the affirmative defense of Rule 10b5-1(c) under the Exchange Act should design those plans to transact only during the window period as well. The Company’s Chief Legal and Compliance Officer may close the window at any time if an individual or group of individuals are likely to be in possession of material non-public information. The Company’s trading policy also clarifies the obligations of the Company’s officers, directors and employees with respect to securities law prohibitions against insider trading.

In addition, the insider trading policy prohibits the Company’s executive officers, directors and employees from engaging in pledging securities, whether as collateral for a loan or otherwise, holding securities in a “margin account” at a broker dealer, conducting short sales, trading in publicly traded options, purchasing puts or calls, hedging or any similar transactions or arrangements with respect to Company securities or the securities of any other company while aware of material nonpublic information regarding that company.

Risk Assessment

The Compensation Committee, with the assistance of Meridian, reviewed and evaluated the Company’s executive and employee compensation practices and has concluded, based on this review, that any risks associated with such practices are not likely to have a material adverse effect on the Company. The determination primarily took into account the balance of cash and equity payouts, the balance of annual and long term incentives, the type of performance metrics used, incentive plan payout leverage, the possibility that the plan designs could be structured in ways that might encourage gamesmanship, the avoidance of uncapped rewards, multi-year vesting for equity awards, the use of stock ownership requirements for senior management and the Compensation Committee’s oversight of all executive compensation programs.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report

The Compensation Committee of the Board of Directors of Donnelley Financial Solutions, Inc., on behalf of the Board, establishes and monitors the Company’s overall compensation strategy to help ensure that executive compensation supports the business objectives. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the Company’s proxy statement to be filed in connection with the Company’s 2025 Annual Meeting of Stockholders.

Compensation Committee

Gary G. Greenfield, Chair

Juliet S. Ellis

Ayman Sayed

40	DFIN 2025 Proxy Statement

Executive Compensation Tables

2024 Summary Compensation Table

The Summary Compensation Table provides compensation information about our principal executive officer, principal financial officer, and the three most highly compensated executive officers other than the principal executive officer and principal financial officer (together, the NEOs) as of December 31, 2024.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Daniel N. Leib	2024	850,000	—	6,647,951	0	1,511,640	0	41,731	9,051,322
President and Chief	2023	815,000	—	4,711,808	0	1,196,176	0	32,294	6,755,277
Executive Officer	2022	780,000	—	4,103,488	0	2,605,601	0	49,968	7,539,057
David A. Gardella	2024	485,000	—	2,659,179	0	663,480	0	10,350	3,818,009
Chief Financial Officer	2023	470,000	—	1,979,003	0	530,630	0	9,900	2,989,533
	2022	450,000	—	1,371,968	0	998,842	0	9,150	2,829,960
Craig D. Clay	2024	485,000	—	2,659,179	0	663,480	0	13,699	3,821,358
President, Global	2023	470,000	—	1,979,003	0	530,630	0	9,900	2,989,533
Capital Markets	2022	450,000	—	1,371,968	0	713,613	0	9,150	2,544,731
Eric J. Johnson	2024	460,000	—	2,049,852	0	629,280	0	14,223	3,153,355
President, Global	2023	440,000	—	1,366,444	0	496,760	0	9,900	2,313,104
Investment Companies	2022	420,000	—	912,576	0	956,678	0	9,150	2,298,404
Robert K. Williams
Chief People and	2024	450,000	—	1,551,247	0	430,920	0	22,669	2,454,836
Administrative Officer(5)	2023	425,000	—	942,378	0	335,878	0	9,900	1,713,156

1.
The amounts shown in this column for 2024 constitute the aggregate grant date fair value of shares of PSUs (at target levels of achievement) and RSUs granted during the fiscal year under the Company’s Amended and Restated 2016 Performance Incentive Plan (the Amended and Restated 2016 PIP). The amounts are valued in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (which we refer to as ASC Topic 718). See Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating the fair value pursuant to ASC Topic 718. For further information on these awards, see the Outstanding Equity Awards at Fiscal Year-End table. Maximum payout of the PSUs would result in additional value to the NEOs in the following amounts: Mr. Leib, $5,753,077; Mr. Gardella, $2,301,245; Mr. Clay, $2,301,245; Mr. Johnson, $1,773,954; and Mr. Williams, $1,342,427. The NEOs were granted awards in 2024 with the following grant date fair values:

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EXECUTIVE COMPENSATION TABLES

Grant Date Fair Value of 2024 Awards by Type

2.
The amounts shown in this column constitute payments made under the Company’s Annual Incentive Plan, or the AIP (which is a subplan of the Amended and Restated 2016 PIP). At the outset of the year, the Compensation Committee set performance criteria that were used to determine whether and to what extent the NEOs received payments under the AIP. See Compensation Discussion and Analysis for further information on the 2024 payments.
3.
The amounts shown in this column include the aggregate of the increase, if any, in actuarial values of each of the NEO’s benefits under our Pension Plans and Supplemental Retirement Plan. All NEOs other than Mr. Williams participate in the Pension Plan and Supplemental Retirement Plan.
4.
Amounts in this column include the value of the following perquisites provided to Mr. Leib in 2024: corporate automobile allowance of $16,800; $6,630 paid to providers of financial advice/estate planning and a $3,599 premium paid by the company for supplemental disability insurance. The amounts in the column also include contributions made by the Company on behalf of each of the NEOs to the Company’s Savings Plan in the amount of $10,350 and payments made to cover the value of executive physicals in the following amounts: Mr. Leib, $4,352; Mr. Clay, $3,349; Mr. Johnson, $3,873; and Mr. Williams, $12,319. The Company does not provide a tax gross-up on these benefits.
5.
Mr. Williams was not an NEO for 2022.

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EXECUTIVE COMPENSATION TABLES

2024 Grants of Plan-Based Awards

The following table shows additional information regarding: (i) the threshold, target and maximum level of annual cash incentive awards under the AIP for our NEOs for performance during 2024, as established by the Compensation Committee in March 2024 under the AIP and (ii) RSU and PSU Awards granted in March 2024 under the Amended and Restated 2016 PIP, in each case to help retain the NEOs and focus their attention on building shareholder value.

Grants of Plan-Based Awards Table

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)		THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	Stocks or Units(#)(3)	and Option Awards(4)
Daniel N. Leib		552,500	(1)	1,105,000	(1)	2,210,000	(1)	—	—	—	—	—
	3/4/2024	—		—		—		31,619	63,238	158,095	—	4,606,888
	3/4/2024	—		—		—		—	—	—	31,147	2,041,063
David A. Gardella		242,500	(1)	485,000	(1)	970,000	(1)	—	—	—	—	—
	3/4/2024	—		—		—		12,648	25,295	63,238	—	1,842,741
	3/4/2024	—		—		—		—	—	—	12,459	816,438
Craig D. Clay		242,500	(1)	485,000	(1)	970,000	(1)	—	—	—	—	—
	3/4/2024	—		—		—		12,648	25,295	63,238	—	1,842,741
	3/4/2024	—		—		—		—	—	—	12,459	816,438
Eric J. Johnson		230,000	(1)	460,000	(1)	920,000	(1)	—	—	—	—	—
	3/4/2024	—		—		—		9,750	19,499	48,748	—	1,420,502
	3/4/2024	—		—		—		—	—	—	9,604	629,350
Robert K. Williams		157,500	(1)	315,000	(1)	630,000	(1)	—	—	—	—	—
	3/4/2024	—		—		—		7,378	14,756	36,890	—	1,074,975
	3/4/2024	—		—		—		—	—	—	7,268	476,272

1.
Consists of potential payouts under the AIP for performance during 2024, calculated based on the NEO’s salary and bonus target as of December 31, 2024. In each case, the amount actually earned by each NEO is reported as Non-Equity Incentive Plan Compensation in the 2024 Summary Compensation Table. See Compensation Discussion and Analysis section of this proxy statement for further information on these payments.
2.
Consists of PSUs awarded under the Amended and Restated 2016 PIP. The PSUs are subject to a performance targets based on achievement of recurring / reoccurring revenue (weighted 50%) and free cash flow conversion (weighted 50%) goals. The recurring / reoccurring revenue portion is subject to three 1-year performance periods, each weighted at 20% and a 3-year performance period (2024-2026), weighted at 40%. The free cash flow conversion portion consists of one, cumulative 3-year goal. The threshold performance level for each performance period must be reached in order for the holder to be entitled to earn any shares for that period. From 50% to 200% of the number of target PSUs granted may be earned depending upon performance versus specified target levels. Final payout will be adjusted based on the quartile ranking of the Company's 3-year Relative TSR against the S&P 600 Small Cap index. Final payout will increase by 25% for top quartile ranking; no change in payout for middle two quartile rankings; a 25% decrease in payout for bottom quartile ranking. The PSUs have no dividend or voting rights and are payable in shares of common stock of the Company upon vesting at the end of the cumulative performance period. See Compensation Discussion and Analysis section of this proxy statement for further information and Potential Payments Upon Termination or Change in Control for vesting information.
3.
Consists of RSUs awarded under the Amended and Restated 2016 PIP. Each RSU is equivalent to one share of Company common stock. The awards vest one-third on each of the first, second and third anniversaries of the grant date. The RSUs have no dividend or voting rights and are payable in shares of common stock of the Company upon vesting. See Potential Payments Upon Termination or Change in Control section of this proxy statement for vesting information.
4.
Grant date fair value with respect to the PSUs and RSUs is determined in accordance with ASC Topic 718. See Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC Topic 718.

DFIN 2025 Proxy Statement	43

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at 2024 Fiscal Year-End

The table below shows (i) each grant of stock options of the Company that are unexercised and outstanding, (ii) the aggregate number of unvested RSUs and (iii) the aggregate number of unvested PSUs, each of which are outstanding for the NEOs as of December 31, 2024.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Daniel N. Leib	70,800	0	22.35	3/2/2027	118,909	7,459,162	94,633	5,936,328
	27,900	0	17.65	3/2/2028	—	—	—	—
	47,400	0	19.415	3/2/2028	—	—	—	—
	64,300	0	14.15	3/5/2029	—	—	—	—
David A. Gardella	19,300	0	22.35	3/2/2027	47,998	3,010,915	38,609	2,421,943
	33,800	0	17.65	3/2/2028	—	—	—	—
	22,500	0	14.15	3/5/2029	—	—	—	—
Craig D. Clay	3,225	0	14.15	3/2/2029	47,998	3,010,915	38,609	2,421,943
Eric J. Johnson	—	—	—	—	34,151	2,142,292	28,488	1,787,052
Robert K. Williams	—	—	—	—	24,318	1,525,468	20,826	1,306,415

1.
Represents stock options awarded on March 2, 2017, March 2, 2018 and March 5, 2019 under the Amended and Restated 2016 PIP. The stock options vested one-fourth on each of the first through fourth anniversaries of the grant date.
2.
The following table provides information with respect to the vesting of each NEO’s outstanding unvested RSUs over shares of Company common stock that are set forth in the above table.

Vesting Date	Daniel N. Leib	David A. Gardella	Craig D. Clay	Eric J. Johnson	Robert K. Williams
3/3/2025	26,919	10,069	10,069	6,826	4,744
3/4/2025	10,382	4,153	4,153	3,201	2,422
3/3/2026	12,385	5,202	5,202	3,592	2,477
3/4/2026	10,382	4,153	4,153	3,201	2,423
3/4/2027	10,383	4,153	4,153	3,202	2,423

3.
Also represents the earned and unvested portions of PSUs awarded on March 3, 2023 and March 4, 2024, described below, which have met certified performance targets and are payable at the end of the cumulative three-year performance period with respect to each PSU grant, in the following amounts: Mr. Leib, 44,279 and 4,199; Mr. Gardella, 18,597 and 1,679; Mr. Clay, 18,597 and 1,679; Mr. Johnson, 12,841 and 1,294; and Mr. Williams, 8,856 and 979. If employment terminates by reason of death or disability, the earned and unvested portion of the PSUs shall vest and become payable in full. If employment terminates other than for death or disability, the earned and unvested portion of the PSUs will be forfeited. NEO employment agreements and the Company’s Executive Severance Plan provide for accelerated vesting of equity awards under certain circumstances. See Potential Payments Upon Termination or Change in Control section of this proxy statement for vesting information.
4.
Assumes a closing price per share of $62.73 on December 31, 2024, the last trading day of the fiscal year.

44	DFIN 2025 Proxy Statement

EXECUTIVE COMPENSATION TABLES

5.
Represents unearned and unvested portions of PSUs awarded on March 3, 2023 and March 4, 2024, assuming target performance achievement in the following amounts: Mr. Leib, 37,718 and 56,915; Mr. Gardella, 15,842 and 22,766; Mr. Clay, 15,842 and 22,766; Mr. Johnson, 10,938 and 17,550; and Mr. Williams, 7,544 and 13,281. The 2023 PSUs are subject to performance targets based on achievement of software solutions net sales (weighted 50%) and Adjusted EBITDA margin (weighted 50%) goals measured in each of 2023, 2024, 2025 and cumulatively over the three year performance period beginning January 1, 2023 and ending December 31, 2025 (each weighted 25%). The 2024 PSUs are subject to a performance targets based on achievement of recurring / reoccurring revenue (weighted 50%) and free cash flow conversion (weighted 50%) goals. The recurring / reoccurring revenue portion is subject to three 1-year performance periods, each weighted at 20% and a 3-year performance period (2024-2026), weighted at 40%. The free cash flow conversion portion consists of one, cumulative 3-year goal. Final payout will be adjusted based on the quartile ranking of the Company's 3-year relative TSR against the S&P 600 Small Cap index. Final payout will increase by 25% for top quartile ranking; no change in payout for middle two quartile rankings; a 25% decrease in payout for bottom quartile ranking. For PSUs awarded in 2023 and 2024, the threshold performance level must be achieved in order for the holder to be entitled to receive any shares. From 50% to 200% of the number of target PSUs granted may be earned depending upon performance versus specified target levels and are payable in shares of common stock of the Company upon vesting at the end of the cumulative performance period. PSUs are forfeited if the associated performance thresholds are not achieved. The earned and unvested portions of the PSUs previously meeting certified performance targets are subject to time-based vesting as set forth above and are reflected as stock units that have not vested in the table above. If employment terminates by reason of death or disability, a pro rata portion of the unearned and unvested portion of the PSUs shall vest and become payable, based on the target performance with respect to the PSUs. If employment terminates other than for death or disability, the unearned and unvested portion of the PSUs will be forfeited. NEO employment agreements and the Company’s Executive Severance Plan provide for accelerated vesting of equity awards under certain circumstances. See Potential Payments Upon Termination or Change in Control section of this proxy statement for vesting information.
6.
Assumes target performance achievement of the PSUs and a price per share of $62.73 on December 31, 2024, the last trading day of the fiscal year.

Option Exercises and Stock Vested Table

The following table shows information regarding the value of options exercised and restricted stock units and performance share units which vested during 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Daniel N. Leib	65,000	2,705,284	156,634	9,910,660
David A. Gardella	N/A	N/A	53,012	3,355,108
Craig D. Clay	N/A	N/A	51,879	3,281,938
Eric J. Johnson	N/A	N/A	35,867	2,270,764
Robert K. Williams	N/A	N/A	24,883	1,575,052

1.
Value realized on vesting of Company RSUs and PSUs is the fair market value on the date of vesting, based on the closing price of Company common stock as reported by the New York Stock Exchange. For PSUs vesting on December 31, 2024, reflects a price per share of Company common stock of $62.73 on December 31, 2024 (the last trading day of the fiscal year). The actual value realized is based on the closing price of Company common stock of $47.54 on March 3, 2025, the date the shares are actually delivered as follows: Mr. Leib, $5,261,870; Mr. Gardella, $1,757,887; Mr. Clay, $1,757,887; Mr. Johnson, $1,169,912; and Mr. Williams, $819,542.

Pension Benefits

In connection with its spin-off from RRD, the Company adopted defined benefit pension plans for Donnelley Financial employees, or the Donnelley Financial Qualified Retirement Plans, that are substantially similar to those maintained by RRD (including with respect to being frozen for future benefit accruals), and assets and liabilities of Donnelley Financial allocated employees and former employees were transferred to, and assumed by, such Donnelley Financial pension plans in accordance with applicable law and as set forth in the employee matters section of the Separation and Distribution Agreement executed in connection with the spin-off.

DFIN 2025 Proxy Statement	45

EXECUTIVE COMPENSATION TABLES

Generally, effective December 31, 2011, RRD froze benefit accruals under all of its then existing Federal income tax qualified U.S. defined benefit pension plans, or collectively the RRD Qualified Retirement Plans, that were still open to accruals. Therefore, beginning January 1, 2012, participants generally ceased earning additional benefits under the RRD Qualified Retirement Plans. Thereafter, the RRD Qualified Retirement Plans were merged into one RRD Qualified Retirement Plan and generally no new participants will enter this plan. Before the RRD Qualified Retirement Plans were frozen, accrual rates varied based on age and service. Accruals for the plans were calculated using compensation that generally included salary and annual cash bonus awards. The amount of annual earnings that may be considered in calculating benefits under a qualified pension plan is limited by law. The RRD Qualified Retirement Plan was funded entirely by RRD, and the Donnelley Financial Qualified Retirement Plan is funded entirely by the Company, with contributions made to a trust fund from which the benefits of participants are paid.

In August 2024, the Company executed an amendment to allow for the termination of the Pension Plan. All participants, including NEOs who are participants, will have the option of receiving a lump sum distribution or an annuity contract with a third party as settlement of their pension benefit. Finalization of the Pension Plan termination is subject to certain conditions, including regulatory review, and the Company has the ability to change the effective date of the termination or revoke the decision to terminate the Plan.

The U.S. Internal Revenue Code places limitations on pensions that can be accrued under tax qualified plans. Prior to being frozen, to the extent an employee’s pension would have accrued under one of the RRD Qualified Retirement Plans if it were not for such limitations, the additional benefits were accrued under an unfunded supplemental pension plan, or the RRD SERP or the Donnelley Financial SERP, as applicable. Prior to a change in control of the Company, the Donnelley Financial SERP is unfunded and provides for payments to be made out of the Company’s general assets. Because the RRD Qualified Retirement Plans and, therefore the subsequent Donnelley Financial Qualified Retirement Plans, were frozen as of December 31, 2011, generally no additional benefits will accrue under the Donnelley Financial Qualified Retirement Plans or the related Donnelley Financial SERP.

Some participants, including those that have a cash balance or pension equity benefit, can elect to receive either a life annuity or a lump sum amount upon termination of employment. Other participants will receive their plan benefit in the form of a life annuity. Under a life annuity benefit, benefits are paid monthly after retirement for the life of the participant or, if the participant is married or chooses an optional benefit form, generally in a reduced amount for the lives of the participant and surviving spouse or other named survivor. See Note 7 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating the present value of the current accrued benefit with respect to each NEO under the Donnelley Financial Qualified Retirement Plan and the Donnelley Financial SERP set forth in the table below.

2024 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Daniel N. Leib	Pension Plan	7	105,596	—
	SERP	7	125,239	—
David A. Gardella	Pension Plan	20	71,111	—
	SERP	20	9,049	—
Craig D. Clay	Pension Plan	17	183,893	—
	SERP	17	83,572	—
Eric J. Johnson	Pension Plan	20	203,768	—
	SERP	20	65,944	—
Robert K. Williams	None	—	—	—

1.
The number of years of credited service was frozen effective December 31, 2011, when benefit accruals at RRD were frozen.

46	DFIN 2025 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Nonqualified Deferred Compensation

In connection with the spin-off from RRD, we adopted deferred compensation benefits for Company employees that are substantially similar to those maintained by RRD and assets and liabilities of Company allocated employees and the assets of certain former Donnelley Financial allocated employees were transferred to, and assumed by, such Company deferred compensation plans in accordance with applicable law and as set forth in the employee matters section of the Separation and Distribution Agreement. We determined not to offer eligible employees the opportunity to make deferrals for 2024 and will determine in our discretion whether to offer such deferral opportunities in future years. In addition, we maintain a number of now-frozen deferred compensation plans, which will remain frozen.

The 2024 Nonqualified Deferred Compensation table presents amounts deferred under our Deferred Compensation Plan. Participants may defer up to 50% of base salary and 90% of annual incentive bonus payments under the Deferred Compensation Plan. Deferred amounts are credited with earnings or losses based on the rate of return of mutual funds selected by the executive, which the executive may change at any time. We do not make contributions to participants’ accounts under the Deferred Compensation Plan. Distributions generally are paid in a lump sum distribution on the latter of the first day of the year following the year in which the NEO’s employment with the Company terminates or the six-month anniversary of such termination unless the NEO elects that a distribution be made three years after a deferral under certain circumstances. If the separation from service is due to death or disability, the balance of the deferred compensation account is distributed within 60 days of the event.

2024 Nonqualified Deferred Compensation Table

Name	Executive Contributions In Last FY ($)	Registrant Contributions In Last FY ($)	Aggregate Earnings In Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance At Last FYE ($)
Daniel N. Leib	—	—	20,404	—	114,155
David A. Gardella	—	—	—	—	—
Craig D. Clay	—	—	125,393	—	665,968
Eric J. Johnson	—	—	—	—	—
Robert K. Williams	—	—	—	—	—

1.
Amounts in this column with respect to the Deferred Compensation Plan are not included in the 2024 Summary Compensation Table because the amounts do not reflect above-market earnings.

DFIN 2025 Proxy Statement	47

Potential Payments Upon Termination or Change in Control

This section describes the payments that would have been received by the NEOs upon termination of his or her employment at December 31, 2024. The amount of these payments would have depended upon the circumstances of their termination, which include termination by the Company without Cause, termination by Mr. Leib for Good Reason, other voluntary termination by the employee, death, disability, or termination without Cause or termination by the NEO for Good Reason following a Change in Control (each as defined in the applicable document) of the Company. Mr. Leib is party to an employment agreement (as amended by two side letters) with the Company and Mr. Gardella, Mr. Clay, Mr. Johnson and Mr. Williams are subject to the Company’s Executive Severance Plan. The information in this section is based upon the employment arrangements as in effect as of December 31, 2024. This information is presented to illustrate the payments the NEOs would have received from the Company under the various termination scenarios. A description of the terms with respect to each of these types of terminations follows.

General Terms Under Mr. Leib’s Employment Agreement Or The Executive Severance Plan

Mr. Leib’s employment agreement and the Executive Severance Plan provide for payments of certain benefits, as described below, upon termination of employment both before and after a Change in Control (as defined in the Amended and Restated 2016 PIP). The NEO’s rights upon a termination of his or her employment depend upon the circumstances of the termination. Central to an understanding of the rights of Mr. Leib under his employment agreement and each other NEO under the Executive Severance Plan is an understanding of the definition of ‘Cause’ and ‘Good Reason’ that is used in the agreement and the Executive Severance Plan, as applicable.

For purposes of Mr. Leib’s employment agreement and the Executive Severance Plan, we have Cause to terminate the NEO if the NEO has engaged in any of a list of specified activities, including refusing to substantially perform duties consistent with the scope and nature of his or her position or refusal or failure to attempt in good faith to follow the written direction of the chief executive officer, chief operating officer or the Board, as applicable, committing an act materially injurious (monetarily or otherwise) to us or our subsidiaries, commission of a felony or other actions specified in the definition.

For purposes of Mr. Leib’s employment agreement and the Executive Severance Plan, an NEO is generally said to have Good Reason to terminate his or her employment (and thereby gain access to the benefits described below) if we assign the applicable NEO duties that represent a material diminution of his or her duties or responsibilities, reduce his or her compensation or generally require that any NEO’s principal office be located more than seventy-five miles from his or her primary work location of employment or, in the case of Mr. Leib, materially breach his employment agreement.

Under Mr. Leib’s employment agreement, a termination by the Company without Cause or by Mr. Leib for Good Reason are generally referred to as a “Qualifying Termination.” Under the Executive Severance Plan, for the NEOs (other than Mr. Leib) a “Qualifying Termination” is (i) outside of the period which is three months prior to or two years following a Change in Control (the CIC Termination Period), termination without Cause and (ii) during a CIC Termination Period, termination without Cause or termination by the NEO for Good Reason.

Mr. Leib’s employment agreement and the Executive Severance Plan require, as a precondition to the receipt of the benefits described below, that the NEO sign a standard form of release in which he or she waives all claims that he or she might have against us and certain associated individuals and entities. Mr. Leib’s employment agreement and the Executive Severance Plan also include noncompete and nonsolicit provisions that would apply for a period of one to two years, as set forth therein, following the NEO’s termination of employment.

None of our NEOs are entitled to tax gross-ups upon any termination, including after a Change in Control.

The benefits to be provided to the NEO in each of those situations are described in the tables below, which assume that the termination had taken place on December 31, 2024.

48	DFIN 2025 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payment Obligations Upon Termination Of Employment Of An NEO Or Upon A Change In Control

The following tables set forth our payment obligations under Mr. Leib’s employment agreement and the Executive Severance Plan under the circumstances specified upon a termination of the employment of our NEOs or upon a Change in Control. The tables do not include payments or benefits that do not discriminate in scope, terms or operation in favor of the NEOs and are generally available to all salaried employees, or pension or deferred compensation payments that are discussed in Pension Benefits and Nonqualified Deferred Compensation.

Unless otherwise noted, the descriptions of the payments below are applicable to all of the tables relating to potential payments upon termination, termination after a Change in Control or after a Change in Control. Pro-rata vesting is typically calculated based on time served during the applicable period.

Disability or Death—All NEOs, except Mr. Williams, are entitled to pension benefits upon death or disability according to the terms of the Company’s pension plan. Mr. Leib’s employment agreement provides that in the event of disability or death, in addition to payments under the Company’s disability benefits plan or life insurance program, as applicable and each as available to all salaried employees, Mr. Leib is entitled to benefits paid under a supplemental disability insurance policy or supplemental life insurance policy, as applicable, maintained by the Company for his benefit. Pursuant to the terms of the Company’s AIP, each NEO is also entitled to his or her pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid and as available to all salaried employees. Additionally, all unvested equity awards (other than unearned and unvested PSUs which unearned and unvested portions will vest pro rata) held by each NEO will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.

Equity Acceleration—Pursuant to the terms of his employment agreement, for equity awards issued to Mr. Leib, and pursuant to the Executive Severance Plan (or the applicable award agreement), for equity awards issued to NEOs other than Mr. Leib, (i) upon Qualifying Termination other than during a CIC Termination Period (A) any unvested time-based equity award will immediately vest pro-rata, (B) any unearned and unvested performance-based equity award will continue to be earned and vest pro-rata based on actual performance and be paid in full after the end of the applicable cumulative performance period and (C) any earned and unvested performance-based equity award will continue to vest and be paid in full after the end of the applicable cumulative performance period, (ii) upon a Change in Control, unvested time-based equity will immediately vest in full, unearned and unvested performance-based equity will be deemed earned at target performance level but will continue to be subject to time-based vesting in accordance with the original cumulative performance period and earned but unvested performance-based equity will continue to be subject to time-based vesting in accordance with the original cumulative performance period and (iii) upon a Qualifying Termination during the CIC Termination Period, all unvested equity awards will vest in full.

In addition, upon a Qualifying Termination of Mr. Leib, any options that are or became exercisable upon such Qualifying Termination remain outstanding and exercisable for the full term of the option.

For all NEOs, any long-term incentive cash awards issued in lieu of, or in addition to, equity-based awards are subject to the same treatment as set forth above and all unvested equity awards are forfeited in the event of resignation other than for Good Reason, if applicable, or termination for Cause. Treatment of equity upon death or disability is discussed above in Disability or Death.

Value of accelerated equity is the fair market value on the date of termination. For purposes of the tables, fair market value is the closing price on December 31, 2024 (the last trading day of the fiscal year) of $62.73.

Health Care Benefits—Mr. Leib’s employment agreement and the Executive Severance Plan generally provide that upon a Qualifying Termination, the Company will continue providing medical, dental, and vision coverage to the NEO that the NEO was eligible to receive immediately prior to such termination until the end date of an enumerated period following the NEO’s date of termination. For Mr. Leib, this period is 24 months; for all other NEOs, this period is 12 months absent a Change in Control and 18 months after a Change in Control, in each case after such resignation or termination. In the event of resignation other than for Good Reason, if applicable, or termination with Cause, the NEO is entitled to the same benefits as all other employees would be entitled to after termination. Benefits payable upon disability or death are described above in Disability or Death.

DFIN 2025 Proxy Statement	49

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below show estimates of the benefits potentially payable to each NEO, assuming that a termination or a Change in Control took place on December 31, 2024.

Mr. Leib, the Company’s President and Chief Executive Officer, would be entitled to the following:

	Resignation for Good Reason or Termination Without Cause ($)		Resignation for Other Than Good Reason or Termination With Cause ($)	Resignation for Good Reason or Termination Without Cause After Change in Control ($)		Change in Control ($)		Disability ($)		Death ($)
Cash:
Severance	3,910,000	(1)	0	4,887,500	(2)	0		—	(3)	—
Pro Rata Bonus	1,105,000	(4)	0	1,105,000	(4)	0		—	(5)	—	(5)
Equity/Cash Incentive Awards: (6)
RSUs	1,941,682	(7)	0	4,419,391	(8)	—	(9)	4,419,391	(10)	4,419,391	(10)
PSUs	4,756,126	(11)	0	8,976,098	(12)	—	(13)	4,756,126	(14)	4,756,126	(14)
Benefits and Perquisites: (15)
Post-Termination Health Care	64,839		0	64,839		0		—		—
Supplemental Disability Insurance	—		—	—		—		1,000,005	(16)	—
Total:	11,777,646		0	19,452,829		0		10,175,522		9,175,517

1.
Mr. Leib is entitled to 2x base salary and 2x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period.
2.
Mr. Leib is entitled to 2x base salary and 2x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period, and a lump sum payment equal to .5x the sum of his base salary and target bonus, paid on the 60th day following termination.
3.
Mr. Leib is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.
4.
Mr. Leib is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid. This bonus is reflected at target for purposes of this table.
5.
Pursuant to the terms of the AIP, Mr. Leib is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.
6.
Assumes a price per share of $62.73 on December 31, 2024 (the last trading day of the fiscal year).
7.
Under the terms of his employment agreement, all unvested time-based equity awards will vest pro-rata immediately upon a Qualifying Termination absent a Change in Control.
8.
Under the terms of his employment agreement, all unvested time-based equity awards will vest in full immediately upon a Qualifying Termination during a CIC Termination Period.
9.
All unvested time-based equity awards remain outstanding upon a Change in Control.
10.
All unvested time-based equity awards will immediately vest in full upon disability or death pursuant to the terms of the applicable award agreements.
11.
All unearned and unvested performance-based equity awards will continue to be earned and vest pro-rata based on actual performance and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred.
12.
Under the terms of his employment agreement, all unearned and unvested performance-based equity awards are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during a CIC Termination Period and all earned and unvested performance-based equity awards vest in full as of the date of the Qualifying Termination during a CIC Termination Period. Amount shown does not include the PSU award granted in March 2022 that vested on December 31, 2024.
13.
Upon a Change in Control, all unearned and unvested performance-based equity awards will be deemed to be earned at target performance level but continue to vest and be paid after the end of the cumulative performance period and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period.
14.
Per the terms of the award agreements, all unearned and unvested performance-based equity awards will immediately vest pro-rata based upon target performance upon disability or death and all earned and unvested performance-based equity awards will immediately vest in full upon disability or death.
15.
Except as disclosed, Mr. Leib receives the same benefits that are generally available to all salaried employees upon disability or death.
16.
Represents benefits payable under a supplemental disability insurance policy maintained by the Company for the benefit of Mr. Leib in excess of the amount generally available to all salaried employees.

50	DFIN 2025 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Mr. Gardella, the Company’s Chief Financial Officer, would be entitled to the following:

	Termination Without Cause ($)		Resignation or Termination With Cause ($)	Resignation for Good Reason or Termination Without Cause After Change in Control ($)		Change in Control ($)		Disability ($)		Death ($)
Cash:
Severance	970,000	(1)	0	1,455,000	(2)	0		—	(3)	—
Pro Rata Bonus	485,000	(4)	0	485,000	(4)	0		—	(5)	—	(5)
Equity/Cash Incentive Awards: (6)
RSUs	740,277	(7)	0	1,739,503	(8)	—	(9)	1,739,503	(10)	1,739,503	(10)
PSUs	1,973,862	(11)	0	3,693,354	(12)	—	(13)	1,973,862	(14)	1,973,862	(14)
Benefits and Perquisites: (15)
Post-Termination Health Care	29,380		0	44,069		0		—		—
Total:	4,198,519		0	7,416,927		0		3,713,365		3,713,365

1.
Mr. Gardella is entitled to 1x base salary and 1x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
2.
Mr. Gardella is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
3.
Mr. Gardella is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.
4.
Mr. Gardella is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.
5.
Pursuant to the terms of the AIP, Mr. Gardella is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.
6.
Assumes a price per share of $62.73 on December 31, 2024 (the last trading day of the fiscal year).
7.
Under the terms of the Executive Severance Plan, all unvested time-based equity awards will vest pro-rata immediately upon a Qualifying Termination absent a Change in Control.
8.
All unvested time-based equity awards will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.
9.
All unvested time-based equity awards remain outstanding upon a Change in Control.
10.
All unvested time-based equity awards will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.
11.
Under the terms of the Executive Severance Plan, all unearned and unvested performance-based equity awards will continue to be earned and vest pro-rata based on actual performance and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred.
12.
All unearned and unvested performance-based equity awards are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period and all earned and unvested performance-based equity awards vest in full as of the date of the Qualifying Termination during a CIC Termination Period under the terms of the Executive Severance Plan. Amount shown does not include the PSU award granted in March 2022 that vested on December 31, 2024.
13.
Upon a Change in Control, all unearned and unvested performance-based equity awards will be deemed to be earned at target performance level but continue to vest and be paid after the end of the cumulative performance period and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period.
14.
Per the terms of the award agreements, all unearned and unvested performance-based equity awards will immediately vest pro-rata based upon target performance upon disability or death and all earned and unvested performance-based equity awards will immediately vest in full upon disability or death.
15.
Except as disclosed, Mr. Gardella receives the same benefits that are generally available to all salaried employees upon disability or death.

DFIN 2025 Proxy Statement	51

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Mr. Clay, the Company’s President of Global Capital Markets, would be entitled to the following:

	Termination Without Cause ($)		Resignation or Termination With Cause ($)	Resignation for Good Reason or Termination Without Cause After Change in Control ($)		Change in Control ($)		Disability ($)		Death ($)
Cash:
Severance	970,000	(1)	0	1,455,000	(2)	0		—	(3)	—
Pro Rata Bonus	485,000	(4)	0	485,000	(4)	0		—	(5)	—	(5)
Equity/Cash Incentive Awards: (6)
RSUs	740,277	(7)	0	1,739,503	(8)	—	(9)	1,739,503	(10)	1,739,503	(10)
PSUs	1,973,862	(11)	0	3,693,354	(12)	—	(13)	1,973,862	(14)	1,973,862	(14)
Benefits and Perquisites: (15)
Post-Termination Health Care	29,132		0	43,698		0		—		—
Total:	4,198,271		0	7,416,556		0		3,713,365		3,713,365

1.
Mr. Clay is entitled to 1x base salary and 1x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
2.
Mr. Clay is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
3.
Mr. Clay is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.
4.
Mr. Clay is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.
5.
Pursuant to the terms of the AIP, Mr. Clay is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.
6.
Assumes a price per share of $62.73 on December 31, 2024 (the last trading day of the fiscal year).
7.
Under the terms of the Executive Severance Plan, all unvested time-based equity awards will vest pro-rata immediately upon a Qualifying Termination absent a Change in Control.
8.
All unvested time-based equity awards will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.
9.
All unvested time-based equity awards remain outstanding upon a Change in Control.
10.
All unvested time-based equity awards will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.
11.
Under the terms of the Executive Severance Plan, all unearned and unvested performance-based equity awards will continue to be earned and vest pro-rata based on actual performance and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred.
12.
All unearned and unvested performance-based equity awards are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period and all earned and unvested performance-based equity awards vest in full as of the date of the Qualifying Termination during a CIC Termination Period under the terms of the Executive Severance Plan. Amount shown does not include the PSU award granted in March 2022 that vested on December 31, 2024.
13.
Upon a Change in Control, all unearned and unvested performance-based equity awards will be deemed to be earned at target performance level but continue to vest and be paid after the end of the cumulative performance period and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period.
14.
Per the terms of the award agreements, all unearned and unvested performance-based equity awards will immediately vest pro-rata based upon target performance upon disability or death and all earned and unvested performance-based equity awards will immediately vest in full upon disability or death.
15.
Except as disclosed, Mr. Clay receives the same benefits that are generally available to all salaried employees upon disability or death.

52	DFIN 2025 Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Mr. Johnson, the Company’s President of Global Investment Companies, would be entitled to the following:

	Termination Without Cause ($)		Resignation or Termination With Cause ($)	Resignation for Good Reason or Termination Without Cause After Change in Control ($)		Change in Control ($)		Disability ($)		Death ($)
Cash:
Severance	920,000	(1)	0	1,380,000	(2)	0		—	(3)	—
Pro Rata Bonus	460,000	(4)	0	460,000	(4)	0		—	(5)	—	(5)
Equity/Cash Incentive Awards: (6)
RSUs	521,914	(7)	0	1,255,980	(8)	—	(9)	1,255,980	(10)	1,255,980	(10)
PSUs	1,401,137	(11)	0	2,673,364	(12)	—	(13)	1,401,137	(14)	1,401,137	(14)
Benefits and Perquisites: (15)
Post-Termination Health Care	30,057		0	45,085		0		—		—
Total:	3,333,107		0	5,814,429		0		2,657,117		2,657,117

1.
Mr. Johnson is entitled to 1x base salary and 1x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
2.
Mr. Johnson is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
3.
Mr. Johnson is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.
4.
Mr. Johnson is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.
5.
Pursuant to the terms of the AIP, Mr. Johnson is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.
6.
Assumes a price per share of $62.73 on December 31, 2024 (the last trading day of the fiscal year).
7.
Under the terms of the Executive Severance Plan, all unvested time-based equity awards will vest pro-rata immediately upon a Qualifying Termination absent a Change in Control.
8.
All unvested time-based equity awards will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.
9.
All unvested time-based equity awards remain outstanding upon a Change in Control.
10.
All unvested time-based equity awards will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.
11.
Under the terms of the Executive Severance Plan, all unearned and unvested performance-based equity awards will continue to be earned and vest pro-rata based on actual performance and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred.
12.
All unearned and unvested performance-based equity awards are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period and all earned and unvested performance-based equity awards vest in full as of the date of the Qualifying Termination during a CIC Termination Period under the terms of the Executive Severance Plan. Amount shown does not include the PSU award granted in March 2022 that vested on December 31, 2024.
13.
Upon a Change in Control, all unearned and unvested performance-based equity awards will be deemed to be earned at target performance level but continue to vest and be paid after the end of the cumulative performance period and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period.
14.
Per the terms of the award agreements, all unearned and unvested performance-based equity awards will immediately vest pro-rata based upon target performance upon disability or death and all earned and unvested performance-based equity awards will immediately vest in full upon disability or death.
15.
Except as disclosed, Mr. Johnson receives the same benefits that are generally available to all salaried employees upon disability or death.

DFIN 2025 Proxy Statement	53

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Mr. Williams, the Company’s Chief People and Administrative Officer, would be entitled to the following:

	Termination Without Cause ($)		Resignation or Termination With Cause ($)	Resignation for Good Reason or Termination Without Cause After Change in Control ($)		Change in Control ($)		Disability ($)		Death ($)
Cash:
Severance	765,000	(1)	0	1,147,500	(2)	0		—	(3)	—
Pro Rata Bonus	315,000	(4)	0	315,000	(4)	0		—	(5)	—	(5)
Equity/Cash Incentive Awards: (6)
RSUs	372,993	(7)	0	908,895	(8)	—	(9)	908,895	(10)	908,895	(10)
PSUs	990,883	(11)	0	1,922,988	(12)	—	(13)	990,883	(14)	990,883	(14)
Benefits and Perquisites: (15)
Post-Termination Health Care	9,384		0	14,076		0		—		—
Total:	2,453,260		0	4,308,459		0		1,899,778		1,899,778

1.
Mr. Williams is entitled to 1x base salary and 1x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
2.
Mr. Williams is entitled to 1.5x base salary and 1.5x target annual bonus as if all targets and objectives had been met, paid over the applicable severance period under the terms of the Executive Severance Plan.
3.
Mr. Williams is entitled to the same 60% of base salary until age 65 with a maximum $10,000 per month that is generally available to all salaried employees upon disability.
4.
Mr. Williams is entitled to a lump sum payment equal to his pro-rated annual bonus for the year in which the termination occurs based on actual achievement, payable at the same time as and to the extent that all other annual bonuses are paid under the terms of the Executive Severance Plan. This bonus is reflected at target for purposes of this table.
5.
Pursuant to the terms of the AIP, Mr. Williams is entitled to his pro-rated annual bonus for the year in which the disability or death occurs, payable at the same time as and to the extent that all other annual bonuses are paid which are the same terms generally available to all salaried employees who participate in the plan.
6.
Assumes a price per share of $62.73 on December 31, 2024 (the last trading day of the fiscal year).
7.
Under the terms of the Executive Severance Plan, all unvested time-based equity awards will vest pro-rata immediately upon a Qualifying Termination absent a Change in Control.
8.
All unvested time-based equity awards will vest immediately upon a Qualifying Termination during the CIC Termination Period under the terms of the Executive Severance Plan.
9.
All unvested time-based equity awards remain outstanding upon a Change in Control.
10.
All unvested time-based equity awards will immediately vest upon disability or death pursuant to the terms of the applicable award agreements.
11.
Under the terms of the Executive Severance Plan, all unearned and unvested performance-based equity awards will continue to be earned and vest pro-rata based on actual performance and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period as though no Qualifying Termination had occurred.
12.
All unearned and unvested performance-based equity awards are deemed earned at target upon the Change in Control and vest in full as of the date of the Qualifying Termination during the CIC Termination Period and all earned and unvested performance-based equity awards vest in full as of the date of the Qualifying Termination during a CIC Termination Period under the terms of the Executive Severance Plan. Amount shown does not include the PSU award granted in March 2022 that vested on December 31, 2024.
13.
Upon a Change in Control, all unearned and unvested performance-based equity awards will be deemed to be earned at target performance level but continue to vest and be paid after the end of the cumulative performance period and all earned and unvested performance-based equity awards will continue to vest and be paid in full after the end of the cumulative performance period.
14.
Per the terms of the award agreements, all unearned and unvested performance-based equity awards will immediately vest pro-rata based upon target performance upon disability or death and all earned and unvested performance-based equity awards will immediately vest in full upon disability or death.
15.
Except as disclosed, Mr. Williams receives the same benefits that are generally available to all salaried employees upon disability or death.

54	DFIN 2025 Proxy Statement

2024 Pay Ratio Disclosure

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, the Company is required to provide the ratio of the annual total compensation of Mr. Leib, the Company’s Chief Executive Officer, to the annual total compensation of the employee identified at median of our Company (other than our CEO), or the Pay Ratio Disclosure.

For 2024, our last completed fiscal year:

•
the annual total compensation of our median employee was $94,820;
•
the annual total compensation of our Chief Executive Officer was $9,051,322; and
•
Based on this information, for 2024, the estimated ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee was 95:1.

To identify our median employee, we used the following methodology: We collected the cash compensation (base salary or base pay and bonus paid in 2024) data of all of our employees globally, whether employed on a full-time, part-time, temporary or seasonal basis, as of October 1, 2024. We applied an exchange rate as of October 1, 2024, to convert all international currencies into U.S. dollars. We used cash compensation as our consistently applied compensation measure to identify our median employee.

Using this methodology, we determined that the median employee was a non-exempt, full-time employee located in the U.S. with annual total compensation of $94,820 for 2024, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K (the same method used to determine our CEO’s 2024 annual total compensation in the Summary Compensation Table, with references made to “salary” deemed to refer to “wages plus overtime”, as the median employee is a non-salaried employee), which includes base pay, overtime pay, bonus and the Company’s matching contribution to that employee’s 401(k) plan, as well as the change in pension value during 2024 under the Company’s qualified Pension Plan.

The Pay Ratio Disclosure presented above is a reasonable estimate. Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the Pay Ratio Disclosure may not be comparable to the pay ratio reported by other companies.

DFIN 2025 Proxy Statement	55

Pay Versus Performance

Pay Versus Performance: Compensation Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) and certain financial performance metrics of the Company. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions. For further information about how we align executive compensation with the Company’s performance, refer to Compensation Discussion and Analysis section of this proxy statement. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEO, including with respect to, PSUs, RSUs and stock options. Refer to the Executive Compensation Tables section in this proxy statement for more information.

The following table sets forth the compensation for our principle executive officer (PEO) and the average compensation for our other NEO, each as reported in the Summary Compensation Table and with certain adjustments to reflect “compensation actually paid” (as defined by SEC rules). The table also provides information with respect to the Company’s cumulative total shareholder return (TSR), peer group cumulative TSR, net income, and the Company’s selected performance measures, non-GAAP adjusted EBITDA.

					Value of Initial Fixed $100 Investment Based On:			Company -
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs(3)(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (Loss) ($M)	selected Measure: Non-GAAP Adjusted EBITDA ($M)

2024	$9,051,322	$9,534,236	$3,311,889	$3,373,535	$599.14	$198.41	$92.40	$217.3
2023	$6,755,277	$16,325,969	$2,501,332	$5,102,434	$595.70	$154.62	$82.20	$207.4
2022	$7,539,057	$3,414,864	$2,316,786	$1,420,354	$369.15	$133.50	$102.50	$218.3
2021	$7,636,211	$29,596,624	$2,352,859	$7,262,828	$450.24	$151.11	$145.90	$294.8
2020	$4,696,183	$8,974,586	$1,402,265	$2,242,220	$162.08	$111.42	$(25.90)	$173.4

(1)
The PEO Summary Compensation Table to compensation actually paid is reconciled in the following table in accordance with the SEC rules:

	2020	2021	2022	2023	2024

Summary Compensation Table Value	$4,696,183	$7,636,211	$7,539,057	$6,755,277	$9,051,322

Subtract Pension Value	$(60,237)	$0	$0	$0	$0

Subtract grant date fair value of equity awards as reported in the Summary Compensation Table	$(2,167,772)	$(4,952,391)	$(4,103,488)	$(4,711,808)	$(6,647,951)

Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	$0	$0	$0	$0	$0

Add fair value of equity compensation granted and vested in current year—value on vesting date	$0	$0	$0	$0	$0

Add fair value of equity compensation granted in current year—value at end of year-end	$4,290,627	$9,526,994	$5,448,529	$7,497,311	$5,787,470

Add change as of the vesting date in fair value of awards from prior years that vested in the covered fiscal year	$467,993	$6,049,587	$(4,223,365)	$3,729,707	$1,366,781

Add change in fair value of outstanding unvested awards from prior years that were outstanding as of the end of the covered fiscal year	$1,747,792	$11,336,222	$(1,245,869)	$3,055,482	$(23,386)

Subtract prior year-end fair value of awards forfeited during the covered year	$0	$0	$0	$0	$0

Add dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	$0	$0	$0	$0	$0

Compensation Actually Paid	$8,974,586	$29,596,624	$3,414,864	$16,325,969	$9,534,236

56	DFIN 2025 Proxy Statement

PAY VERSUS PERFORMANCE

(2)
Daniel N. Leib was CEO for each of the years 2020, 2021, 2022, 2023 and 2024.
(3)
The average non-PEO named executive officers Summary Compensation Table to compensation actually paid is reconciled in the following table in accordance with the SEC rules:

	2020	2021	2022	2023	2024

Summary Compensation Table Value	$1,402,265	$2,352,859	$2,316,786	$2,501,332	$3,311,889

Subtract Pension Value	$(58,523)	$0	$0	$0	$0

Subtract grant date fair value of equity awards as reported in the Summary Compensation Table	$(404,998)	$(1,202,335)	$(1,073,984)	$(1,566,707)	$(2,229,864)

Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	$0	$0	$0	$0	$0

Add fair value of equity compensation granted and vested in current year—value on vesting date	$0	$82,495	$0	$0	$0

Add fair value of equity compensation granted in current year—value at end of year-end	$793,763	$2,264,488	$1,425,953	$2,492,898	$1,941,243

Add change as of the vesting date in fair value of awards from prior years that vested in the covered fiscal year	$117,890	$1,177,695	$(954,095)	$885,913	$358,446

Add change in fair value of outstanding unvested awards from prior years that were outstanding as of the end of the covered fiscal year	$391,823	$2,587,627	$(294,306)	$788,999	$(8,179)

Subtract prior year-end fair value of awards forfeited during the covered year	$0	$0	$0	$0	$0

Add dividends or other earnings paid on stock or options awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	$0	$0	$0	$0	$0

Compensation Actually Paid	$2,242,220	$7,262,828	$1,420,354	$5,102,434	$3,373,535

(4)
The following non-PEO named executives officers are included in the calculations above:

2024: David A. Gardella, Craig D. Clay, Eric J. Johnson, Robert K. Williams

2023: David A. Gardella, Craig D. Clay, Eric J. Johnson, Robert K. Williams

2022: David A. Gardella, Craig D. Clay, Eric J. Johnson, Jennifer B. Reiners

2021: David A. Gardella, Craig D. Clay, Eric J. Johnson, Jennifer B. Reiners

2020: Thomas Juhase, David A. Gardella, Jennifer B. Reiners, Kami Turner

(5)
TSR is cumulative for the measurement periods beginning on December 31, 2019, and ending on December 31 of each of 2020, 2021, 2022, 2023, and 2024, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(6)
Represents cumulative TSR for the S&P Composite 1500 Diversified Financial Index (“Peer Group TSR”)

Pay Versus Performance: Most Important Measures

The following table sets forth an unranked list performance measures that we view as the “most important” financial performance measures that we use for linking compensation actually paid (as defined by SEC rules) to our NEO performance for the most recently completed fiscal year.

Most Important Performance Measures
Non-GAAP Adjusted EBITDA
Software Solutions Net Sales/Software Solutions Net Sales Growth
Non-GAAP Adjusted EBITDA Margin
Recurring / Reoccurring Revenue
Free Cash Flow Conversion
Total Shareholder Return

DFIN 2025 Proxy Statement	57

PAY VERSUS PERFORMANCE

Pay Versus Performance: Relationship Between Pay and Performance

In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the pay versus performance table provided above. The following graphics show PEO and average non-PEO NEO compensation actually paid (as defined by SEC rules) as compared to the Company’s cumulative TSR, peer group cumulative TSR, Net Income, and Non-GAAP Adjusted EBITDA, in each case for periods beginning on January 1, 2020, and ending on December 31 of each of 2020, 2021, 2022, 2023 and 2024, respectively.

Compensation Actually Paid vs. DFIN and Peer Group TSR
Compensation Actually Paid (000s)
TSR Return on Investment of $100
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$700
$600
$500
$400
$300
$200
$100
$0
2020
2021
2022
2023
2024
$8,975
$162.08
$111.42
$2,242
$29,597
$450.24
$151.11
$7,263
$369.15
$133.50
$3,415
$1,420
$595.70
$16,326
$154.62
$5,102
$599.14
$198.41
$9,534
$3,374
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Company TSR
Annual Report Peer Group TSR

Compensation Actually Paid vs. DFIN Net Income (Loss)
Compensation Actually Paid (000s)
Net Income (millions)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$160
$140
$120
$100
$80
$60
$40
$20
$0
-$20
-$40
2020
2021
2022
2023
2024
$146
$103
$82
$92
-$26
$29,597
$8,975
$3,415
$16,326
$9,534
$7,263
$2,242
$1,420
$5,102
$3,374
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
Net Income (Loss) (GAAP)

58	DFIN 2025 Proxy Statement

PAY VERSUS PERFORMANCE

Compensation Actually Paid vs. DFIN Non-GAAP Adjusted EBITDA
Compensation Actually Paid (000s)
Adjusted EBITDA
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$350
$300
$250
$200
$150
$100
$50
$0
2020
2021
2022
2023
2024
$173
$295
$218
$207
$217
$8,975
$29,597
$3,415
$16,326
$9,534
$2,242
$7,263
$1,420
$5,102
$3,374
Comp. Actually Paid to CEO
Avg. Comp. Actually Paid to Other NEOs
EBITDA (millions)

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, we do not currently grant new awards of stock options, stock appreciation rights or similar option-like instruments. Accordingly, we do not have a specific policy or practice on the timing of such awards in relation to our disclosure of material nonpublic information. In the event we determine to grant such awards, we will evaluate the appropriate steps to take in relation to the foregoing.

Insider Trading Policies and Procedures

We have in place an Insider Trading and Window Period Policy together with procedures governing the purchase, sale, and other dispositions of the company’s securities by our directors, officers and employees, and by the Company itself. We believe that these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. Our insider trading policies and procedures were filed as Exhibit 19.1 to the Company’s 2024 Annual Report.

DFIN 2025 Proxy Statement	59

Director Compensation

The Company’s Non-Employee Director Compensation Plan provides that annual compensation for non-employee directors consists of a cash retainer and an equity retainer. The Compensation Committee periodically reviews directors’ compensation and recommends changes as appropriate. Annual director compensation is paid as of the date of the annual meeting of stockholders, however, if any director joins the Board on a date other than the date of the annual meeting of stockholders, a pro-rata portion of each of the applicable cash retainer and equity retainer from the date joined to the next annual meeting date will be granted.

Cash Retainer

The base cash retainer paid in 2024 was equal to $80,000, and a director may also receive, as applicable, the following additional cash retainer amounts:

Chair of the Board	$50,000
Chair of the Audit Committee	$25,000
Chair of the Compensation Committee	$25,000
Chair of the Corporate Responsibility & Governance Committee	$20,000

In addition, any director serving on more than one committee shall also be entitled to an additional Cash Retainer of $5,000 for each additional committee service.

Equity Retainer

In 2024, the equity retainer was paid in the form of a grant of RSUs with a fair market value of $175,000. The Chairman of the Board will receive an additional equity retainer with a fair market value of $50,000. Fair market value is defined as the volume weighted average price of Company common stock for the 20 trading day period ending on the day prior to the Grant Date, as reported by the New York Stock Exchange. Each RSU will vest and be payable in full in the form of common stock on the first anniversary of the grant date, provided that the RSUs will vest and be payable in full on the earlier of the date a director ceases to be a director and a Change in Control (as defined in the applicable performance incentive plan) if prior to the first anniversary of the grant date. Directors may elect to defer payment of the RSU award until the date the Director ceases to be a Director of the Company. Dividend equivalents on the RSUs will be deferred and credited with interest quarterly (at the same rate as five-year U.S. government bonds) and paid out in cash at the same time the corresponding portion of the RSU award becomes payable.

60	DFIN 2025 Proxy Statement

DIRECTOR COMPENSATION

Non-Employee Director Compensation

Directors who are our employees receive no additional fee for their service as a director. Non-employee directors receive compensation as described above.

2024 Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)		Total ($)
Luis A. Aguilar	100,000	175,100	0		275,100
Richard L. Crandall	130,000	225,120	10,965	(3)	366,085
Charles D. Drucker	80,000	175,100	0		255,100
Juliet S. Ellis	85,000	175,100	0		260,100
Gary G. Greenfield	110,000	175,100	0		285,100
Jeffrey Jacobowitz	85,000	175,100	0		260,100
Lois M. Martin	105,000	175,100	0		280,100
Chandar Pattabhiram	80,000	175,100	0		255,100

1.
The amounts shown in this column constitute the base cash retainer plus any additional cash retainer for serving as chairperson of the board or committees as set forth above under Cash Retainer.
2.
The amounts shown in this column constitute the restricted stock units granted under the Company’s Amended and Restated 2016 PIP as payment of the non-employee director equity retainer calculated as set forth above under Equity Retainer. Grant date fair value with respect to the RSUs is determined in accordance with ASC Topic 718. See Note 12 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating grant date fair value pursuant to ASC Topic 718. As of December 31, 2024, each director had outstanding RSUs, including previously deferred RSUs payable upon leaving the Board, in the following amounts: Mr. Aguilar, 13,004; Mr. Crandall, 42,457; Mr. Drucker, 13,004; Ms. Ellis, 13,004; Mr. Greenfield, 13,004; Ms. Martin, 8,968; and Mr. Pattabhiram, 2,790. Mr. Jacobowitz had no outstanding RSUs. Pursuant to the Director Compensation Plan, each non-employee Director may elect to defer distribution of the restricted stock units until the Director leaves the Board of Directors. Messrs. Drucker and Greenfield and Ms. Ellis all elected to defer 100% of the 2024 restricted stock unit award.
3.
Includes interest accrued on dividend equivalents on RSUs credited to Mr. Crandall’s account.

Director Stock Ownership Requirements

Each non-employee director must own and retain the lesser of the number of shares of common stock with a dollar value of six times such director’s annual base cash retainer or 19,000 shares of common stock or certain equivalents. Non-employee directors are required to achieve that ownership level within five years of being named or elected as a director and progress must be made on an annual basis until the guideline is met. Each director and nominee for director is currently in compliance with his or her common stock ownership requirements.

DFIN 2025 Proxy Statement	61

Certain Transactions

The Company has a written policy relating to the approval or ratification of all transactions involving an amount in excess of $120,000 in which the Company is a participant and in which a related person has or will have a direct or indirect material interest, including without limitation, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships, subject to certain enumerated exclusions. Under the policy, such related person transactions must be approved or ratified by (i) the Corporate Responsibility & Governance Committee or (ii) if the Corporate Responsibility & Governance Committee determines that the approval or ratification of such transaction should be considered by all of the disinterested members of the Board, such disinterested members of the Board, by a majority vote. Related persons include any of our directors, certain executive officers, certain of our stockholders and their immediate family members.

In considering whether to approve or ratify any related person transaction, the Corporate Responsibility & Governance Committee or such disinterested directors, as applicable, may consider all factors that they deem relevant to the transaction, including, but not limited to, the size of the transaction and the amount payable to or receivable from a related person; the nature of the interest of the related person in the transaction; whether the transaction may involve a conflict of interest; and whether the transaction involves the provision of goods or services to or from the Company that are available from unaffiliated third parties and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties.

To identify related person transactions, at least once a year, all directors and executive officers of the Company are required to complete questionnaires seeking, among other things, disclosure with respect to such transactions of which such director or executive officer may be aware. In addition, each executive officer of the Company is required to advise the chairman of the Corporate Responsibility & Governance Committee of any related person transaction of which the executive becomes aware. During fiscal year 2024, there were ordinary course transactions between the Company and certain related entities, for instance the purchase of services by companies of which a director is an executive officer or owner. None of these transactions constituted a related-party transaction that required approval by the Corporate Responsibility & Governance Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of the common stock of the Company, to file with the SEC reports of ownership of company securities and changes in reported ownership. Officers, directors and greater than ten percent stockholders are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such forms furnished to the Company, or written representations from the reporting persons that no Form 5 was required, the Company believes that during 2024 all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were met in a timely matter.

62	DFIN 2025 Proxy Statement

Report of the Audit Committee

Management has the primary responsibility for preparing the Company’s financial statements in accordance with generally accepted accounting principles and for establishing and maintaining adequate internal financial controls. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles and the effectiveness of the Company’s internal controls over financial reporting.

The Audit Committee has reviewed and discussed with management and the Company’s independent registered public accounting firm the Company’s audited financial statements as of and for the year ended December 31, 2024, as well as management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal controls over financial reporting. The Audit Committee has discussed with the Company’s independent registered public accounting firm all matters required to be discussed by PCAOB AS 1301 (Communications with Audit Committees), including its judgments as to the quality of the Company’s financial reporting.

The Audit Committee has received from the independent registered public accounting firm written disclosures and a letter as required by applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered public accounting firm its independence from management and the Company. In considering the independence of the Company’s independent registered public accounting firm, the Audit Committee took into consideration the amount and nature of the fees paid to the firm for non-audit services, as described below.

In reliance on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the year-end audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.

The Audit Committee

Lois M. Martin, Chair

Richard L. Crandall

Gary G. Greenfield

DFIN 2025 Proxy Statement	63

The Company’s Independent Registered Public Accounting Firm

Fees

Audit Fees—Deloitte & Touche LLP (Deloitte) was the Company’s independent registered public accounting firm for the years ended December 31, 2024 and 2023. Total fees paid to Deloitte for audit services rendered during 2024 were $2,482,000 and 2023 were $2,300,000.

Audit-Related Fees—No fees were paid to Deloitte for audit-related services rendered during 2024. Total fees paid to Deloitte for audit-related services rendered during 2023 were $606,000. Audit-related fees in 2023 reflect fees charged for assurance and related services that are reasonably related to the performance of the audit of our financial statements and included IT attestation services.

Tax Fees—No fees were paid to Deloitte for tax services rendered during 2024 or 2023.

All Other Fees—No other fees were paid to Deloitte for any other services rendered during 2024 or 2023.

Audit Committee Pre-Approval Policy—The Audit Committee has policies and procedures that require the approval by the Audit Committee of all services performed by, and as necessary, fees paid to the Company’s independent registered public accounting firm. The Audit Committee approves the proposed services, including the scope of services contemplated and the related fees, associated with the current year audit. In addition, Audit Committee pre-approval is also required for engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. The Audit Committee pre-approves, up to an aggregate dollar amount, certain permitted audit and audit-related services anticipated to be provided by the Company’s independent registered public accounting firm. In the event permitted amounts exceed the thresholds established by the pre-approval policy, the Audit Committee must specifically approve such excess amounts. The Audit Committee chair has the authority to approve any services outside of the specific pre-approved amounts and must report any such approval at the next meeting of the Audit Committee.

Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided, as noted above, were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described above.

64	DFIN 2025 Proxy Statement

Submitting Stockholder Proposals and Nominations for 2026 Annual Meeting

Any proposals that stockholders who, in accordance with the Rule 14a-8 under the Exchange Act, wish to present at the 2026 Annual Meeting must be received by December 3, 2025 in order to be considered for inclusion in the Company’s proxy materials. The 2026 Annual Meeting is currently scheduled to be held on May 13, 2026.

A stockholder wishing to nominate a candidate for election to the Board, or make a proposal at the 2026 Annual Meeting that will not be considered for inclusion in the Company’s proxy statement, is required to give appropriate written notice in accordance with the Company’s Bylaws to the Secretary of the Company, which must be received by the Company between 90 to 120 days before May 14, 2026, the first anniversary of the 2025 Annual Meeting (January 14 to February 14, 2026). If the meeting date for the 2026 Annual Meeting is later scheduled to be on a day more than 30 days prior to or more than 30 days later than May 14, 2026, stockholders are allowed to submit a notice of nomination or proposal any time before the later of (1) 90 days before the meeting date or (2) the tenth day following public notice of the meeting date.

A nomination or proposal that does not supply adequate information about the nominee or proposal and the stockholder making the nomination or proposal, or otherwise fail to comply with the Company’s Bylaws or applicable law, will be disregarded. All proposals or nominations should be addressed to: Secretary, Donnelley Financial Solutions, Inc., 391 Steel Way, Lancaster, Pennsylvania 17601.

Discretionary Voting of Proxies on Other Matters

The Company’s management does not currently intend to bring any proposals to the 2025 Annual Meeting other than the election of directors, the advisory vote to approve executive compensation, the proposal to amend the Amended and Restated 2016 Performance Incentive Plan and the ratification of the auditors. If new proposals requiring a vote of the stockholders are brought before the meeting in a proper manner, the persons named in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

By order of the Board of Directors

Leah Trzcinski, Secretary

Chicago, Illinois, April 2, 2025

DFIN 2025 Proxy Statement	65

Questions and Answers About How to Vote Your Proxy

Below are instructions on how to vote, as well as information on your rights as a stockholder as they relate to voting. Some of the instructions vary depending on how your stock is held. It’s important to follow the instructions that apply to your situation.

Q: How do I access the Proxy Materials, including the 2024 Annual Report and this Proxy Statement?

A: We are pleased to take advantage of SEC rules that allow us to furnish our proxy materials, including our 2024 Annual Report and this Proxy Statement (the Proxy Materials), over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the Notice) instead of a paper copy of the Proxy Materials. The Notice contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice also contains instructions on how to request a paper copy of the Proxy Materials. All stockholders who are not sent the Notice will be sent a paper copy of the Proxy Materials by mail or an electronic copy of the Proxy Materials by e-mail. This process allows us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing the Proxy Materials. This Proxy Statement and our 2024 Annual Report are available at www.proxydocs.com/DFIN.

Q. Who can vote?

A. You are entitled to one vote on each proposal for each share of the Company’s common stock that you own as of the close of business on the record date of March 17, 2025.

Q. What is the difference between holding shares as a “shareholder of record” and a “street name” holder?

A. If your shares are registered directly in your name through Computershare, the Company’s transfer agent, you are considered a “shareholder of record.” If your shares are held in a brokerage account or bank, you are considered a “street name” holder.

Q. How do I vote if shares are registered in my name (as a shareholder of record)?

A. By Mail: Sign, date and return the enclosed proxy card in the postage paid envelope provided.

By Telephone or Internet: Call the toll-free number listed on your notice or proxy card, log on to the website listed on your notice or proxy card or scan the QR code on your proxy card and follow the simple instructions provided.

By Attending the 2025 Annual Meeting on the Internet: Withdraw your earlier proxy and vote at the Annual Meeting via the Internet.

The telephone and Internet voting procedures are designed to allow you to vote your shares and to confirm that your instructions have been properly recorded consistent with applicable law. When using internet, mobile device, or telephone voting, the voting systems will verify that you are a shareholder through the use of a unique control number for you found on your notice or proxy card. To vote at the annual meeting during the polling period, shareholders who registered with their unique control number will be provided instructions to cast their ballot online. Your vote is very important. Whether or not you plan to attend the annual meeting virtually, we encourage you to vote as soon as possible.

66	DFIN 2025 Proxy Statement

QUESTIONS AND ANSWERS ABOUT HOW TO VOTE YOUR PROXY

Q. How do I vote if my shares are held in “street name?”

A. You should give instructions to your broker on how to vote your shares.

If you do not provide voting instructions to your broker, your broker has discretion to vote those shares on matters that are routine. However, a broker cannot vote shares on non-routine matters without your instructions. This is referred to as a “broker non-vote.”

All proposals other than the ratification of appointment of the independent registered public accounting firm (Proposal 4) are considered non-routine matters. Accordingly, your broker will not have the discretion to vote shares as to which you have not provided voting instructions with respect to any of these matters. Ratification of the appointment of the independent registered public accounting firm is considered a routine matter, so there will not be any broker non-votes with respect to that proposal.

Q: How do I participate in the Annual Meeting?

A: This year’s Annual Meeting will be accessible through the Internet. We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost. Using an Internet-connected device from any location around the world and increases our ability to engage with all stockholders, regardless of size, resources or physical location. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 17, 2025, the record date, or hold a valid proxy for the meeting. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/ DFIN. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and to vote and submit questions during the meeting. Please be sure to follow instructions found on your notice, proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

On the day of the Annual Meeting, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 1:30pm Central time.

Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders.

Q. Can I revoke my proxy or change my vote after I have voted?

A. If your shares are registered in your name, you may revoke your proxy at any time before it is exercised during the Annual Meeting. There are several ways you can do this:

•
By delivering a written notice of revocation to the Secretary of the Company;
•
By executing and delivering another proxy that bears a later date;
•
By voting by telephone at a later time;
•
By voting over the Internet at a later time; or
•
By voting in person at the meeting on the Internet.

If your shares are held in street name, you must contact your broker to revoke your proxy.

Q. How are votes counted?

A. In tallying the results of the voting, the Company will count all properly executed and unrevoked proxies that have been received in time for the 2025 Annual Meeting. To hold a meeting of stockholders, a quorum of the shares (which is a majority of the shares outstanding and entitled to vote) is required to be represented either in person or by proxy at the meeting. Abstentions and broker non-votes are counted in determining whether a quorum is present for the meeting.

DFIN 2025 Proxy Statement	67

QUESTIONS AND ANSWERS ABOUT HOW TO VOTE YOUR PROXY

Q. What are my options when voting for directors (Proposal 1)?

A. When voting to elect directors, you have three options:

•
Vote FOR a nominee;
•
Vote AGAINST a nominee; or
•
ABSTAIN from voting on a nominee.

In the election of directors, each nominee will be elected by a vote of the majority of votes cast. A majority of votes cast means that the number of shares voted “FOR” a nominee’s election must exceed the number of shares voted “AGAINST” such nominee.

Each nominee receiving a majority of votes cast “FOR” his or her election will be elected. If you elect to “ABSTAIN” with respect to a nominee for director, the abstention will not impact the election of such nominee.

Election of directors is considered a non-routine matter. Accordingly, broker non-votes will not count as a vote “FOR” or “AGAINST” a nominee’s election and will not impact the election of such nominee. In tabulating the voting results for the election of directors, only “FOR” and “AGAINST” votes are counted.

Q. What are my options when voting on any other proposals (Proposals 2, 3 and 4)?

A. When voting on Proposals 2, 3 and 4, you have three options:

•
Vote FOR a given proposal;
•
Vote AGAINST a given proposal; or
•
ABSTAIN from voting on a given proposal.

Each of Proposals 2, 3 and 4 requires the affirmative vote of a majority of the shares present at the meeting and entitled to vote on the proposal. If you indicate on your proxy card that you wish to “ABSTAIN” from voting on Proposals 2, 3 or 4, your shares will not be voted on that proposal. Abstentions are not counted in determining the number of shares voted “FOR” or “AGAINST” any proposal but will be counted as present and entitled to vote on the proposal. Accordingly, an abstention will have the effect of a vote against the proposal.

Broker non-votes are not counted in determining the number of shares voted for or against any proposal and will not be counted as present and entitled to vote on Proposals 2, 3 and 4.

Q. How will my shares be voted if I sign and return my proxy card with no votes marked?

A. If you sign and return your proxy card with no votes marked, your shares will be voted as follows:

•
FOR the election of all nominees for director identified in this proxy statement (Proposal 1);
•
FOR the proposal on advisory vote on executive compensation (Proposal 2);
•
FOR the approval of the proposed amendment to the Company’s Amended 2016 Performance Incentive Plan (Proposal 3); and
•
FOR ratification of the Company’s independent registered public accounting firm (Proposal 4).

68	DFIN 2025 Proxy Statement

QUESTIONS AND ANSWERS ABOUT HOW TO VOTE YOUR PROXY

Q. How are proxies solicited and what is the cost?

A. The Board, on the Company’s behalf, is soliciting your proxy to vote at the annual meeting.

Q. How many shares of stock were outstanding on the record date?

A. As of close of business on the record date of March 17, 2025, there were 28,530,105 shares of common stock outstanding. Each outstanding share is entitled to one vote on each proposal.

DFIN 2025 Proxy Statement	69

Appendix A

FOURTH AMENDMENT TO THE

DONNELLEY FINANCIAL SOLUTIONS, INC.

AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

THIS AMENDMENT TO THE DONNELLEY FINANCIAL SOLUTIONS, INC. AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN (this “Amendment”), is made and adopted as of March 24, 2025, by the Board of Directors (the “Board”) of Donnelley Financial Solutions, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Donnelley Financial Solutions, Inc. Amended and Restated 2016 Performance Incentive Plan (the “Plan”).

1.
Subject to obtaining the approval of the Company’s stockholders, Section 3 of the Plan is hereby amended and replaced in its entirety as follows:

“3. Limitation on Shares to be Issued. Subject to adjustment as provided in Section 5 of this Article I, 3,484,202 shares of common stock shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options, SARs which are not granted in tandem with or by reference to a stock option (“free-standing SARs”), restricted stock awards and stock unit awards. Shares subject to a grant or award under the Plan (including shares awarded under the Plan prior to the date of this amendment and restatement) which are not issued or delivered, by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or the settlement of the grant or award in cash shall again be available for future grants and awards under the Plan; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs (“tandem SARs”) shall be treated as one grant. Shares tendered or withheld upon exercise of an option, vesting of restricted stock or stock units, settlement of an SAR or upon any other event to pay exercise price or tax withholding, or shares purchased by the Company using the proceeds of the exercise a stock option, shall not be available for future issuance under the Plan. In addition, upon exercise of an SAR, the total number of shares remaining available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. Shares of common stock to be issued may be treasury shares reacquired by the Company or authorized and unissued shares, or a combination of both.”

2.
The second sentence of Section 6 of Article I of the Plan is hereby amended and replaced in its entirety as follows:

“The Plan shall terminate on May 13, 2035, unless terminated prior thereto by action of the Board.”

3.
The last sentence of Section 1 of Article III of the Plan is hereby amended and replaced in its entirety as follows:

“No incentive stock options may be granted under the Plan after March 24, 2035.”

4.
This Amendment will become effective and incorporated into the Plan on the date of approval by the Company’s stockholders.
5.
Except as expressly set forth herein, the Plan shall remain in full force and effect.

A-1	DFIN 2025 Proxy Statement

Appendix B

DONNELLEY FINANCIAL SOLUTIONS, INC.

2016 PERFORMANCE INCENTIVE PLAN

(as amended and restated, effective May 18, 2017)

I. General

1. Plan. To provide incentives to officers, other employees and other persons providing services to Donnelley Financial Solutions, Inc. (the “Company”) through rewards based upon the ownership or performance of the common stock, par value $0.01 per share, of the Company (“common stock”) or other performance measures, the Committee hereinafter designated may grant cash or bonus awards, stock options, stock appreciation rights (“SARs”), restricted stock, stock units or combinations thereof, to eligible participants, on the terms and subject to the conditions stated in this Amended and Restated 2016 Performance Incentive Plan (the “Plan”). This Plan (i) replaces the Existing Company Plans for awards granted on or after the Effective Date and (ii) amends and restates the Company’s 2016 Performance Incentive Plan in its entirety effective as of the Effective Date. In addition, to provide incentives to members of the Board of Directors (the “Board”) who are not employees of the Company (“non-employee directors”), such non-employee directors are eligible to receive awards as set forth in Article V of the Plan. For purposes of the Plan, references to employment by or service to the Company also means employment by or service to a direct or indirect majority-owned subsidiary of the Company and employment by or service to any other entity designated by the Board or the Committee in which the Company has a direct or indirect equity interest. Capitalized terms not defined herein shall have the meanings specified in the applicable award agreement.

2. Eligibility. Officers and other employees of, and other persons providing services to the Company (“participants”) shall be eligible, upon selection by the Committee, to receive cash or bonus awards, stock options, SARs, restricted stock and stock units, either singly or in combination, as the Committee, in its discretion, shall determine. In addition, non-employee directors shall receive awards on the terms and subject to the conditions stated in the Plan.

3. Limitation on Shares to be Issued. Subject to adjustment as provided in Section 5 of this Article I, 3,500,000 shares of common stock shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options, SARs which are not granted in tandem with or by reference to a stock option (“free-standing SARs”), restricted stock awards and stock unit awards. Shares subject to a grant or award under the Plan (including shares awarded under the Plan prior to the date of this amendment and restatement) which are not issued or delivered, by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or the settlement of the grant or award in cash shall again be available for future grants and awards under the Plan; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs (“tandem SARs”) shall be treated as one grant. Shares tendered or withheld upon exercise of an option, vesting of restricted stock or stock units, settlement of an SAR or upon any other event to pay exercise price or tax withholding, or shares purchased by the Company using the proceeds of the exercise a stock option, shall not be available for future issuance under the Plan. In addition, upon exercise of an SAR, the total number of shares remaining available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.

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Appendix B

For the purpose of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the rules and regulations thereunder, the maximum number of shares of common stock with respect to which options or SARs or a combination thereof may be granted during any calendar year to any person shall be 1,500,000, subject to adjustment as provided in Section 5 of this Article I; provided, however, that for purposes of this sentence, stock options and tandem SARs shall be treated as one grant. If the Plan becomes effective, no new grants shall be made under any equity plan of the Company that is in effect as of the date immediately prior to the date of stockholder approval of the Plan (the “Existing Company Plans”) and all such Existing Company Plans shall be terminated, provided, however, that such termination shall have no effect on any outstanding awards granted under any Existing Company Plan.

Shares of common stock to be issued may be treasury shares reacquired by the Company or authorized and unissued shares, or a combination of both.

4. Administration of the Plan. The Plan shall be administered by a Committee designated by the Board (the “Committee”), provided that the Board may designate a separate committee, also meeting the requirements set forth in the following sentence, to administer Article V hereof. Each member of the Committee shall be a director that the Board has determined to be (i) an “outside director” within the meaning of Section 162(m) of the Code, (ii) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (iii) “independent” within the meaning of the rules of the principal stock exchange on which the common stock is traded. The Committee shall, subject to the terms of the Plan, select eligible participants for grants and awards; determine the form of each grant and award, either as cash, bonus awards, stock options, SARs, restricted stock awards, stock unit awards or a combination thereof; and determine the number of shares or units subject to the grant or award, the fair market value of the common stock or units when necessary, the timing and conditions of vesting, exercise or settlement, whether dividends or dividend equivalents accrue under any award, and all other terms and conditions of each grant and award, including, without limitation, the form of instrument evidencing the grant or award. Notwithstanding the foregoing and subject to Article V, all stock option awards, SARs, restricted stock awards and stock unit awards shall have a minimum vesting period of at least one year from the date of grant; provided, however, that the Committee may provide for early vesting upon the death, permanent and total disability, retirement or involuntary termination of service of the award recipient. Notwithstanding the foregoing, up to 5% of the shares available for grant under the Plan may be granted with a minimum vesting schedule that is shorter than that mandated in this Section 4 of Article I. The Committee may establish rules and regulations for the administration of the Plan, interpret the Plan, and impose, incidental to a grant or award, conditions with respect to competitive employment or other activities not inconsistent with the Plan. All such rules, regulations, interpretations and conditions shall be conclusive and binding on all parties. Notwithstanding anything in this Plan to the contrary and subject to Section 5 of this Article I, to the extent required by the New York Stock Exchange, or any other stock exchange on which shares of Common Stock are traded, the Committee will not amend, replace, cancel or surrender in exchange for cash or other consideration (in each case that has the effect of reducing the exercise price) any previously granted option or SAR in a transaction that constitutes a repricing, without the approval of the stockholders of the Company.

Each grant and award shall be evidenced by a written instrument and no grant or award shall be valid until an agreement is executed by the Company and such grant or award shall be effective as of the effective date set forth in the agreement. The Committee may delegate some or all of its power and authority hereunder to the chief executive officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (i) the selection for participation in the Plan of (A) a person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period a grant or award hereunder to such participant would be outstanding, (B) an officer or other person subject to Section 16 of the Exchange Act or (C) a person who is not an employee of the Company or (ii) decisions concerning the time, pricing or amount of a grant or award to a participant, officer or other person described in clause (i) above. A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

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Appendix B

Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board will have all of the authority and responsibility granted to the Committee herein.

5. Adjustments. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event affecting the Company or its common stock, or any distribution to holders of the Company’s common stock other than a regular cash dividend, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) available under the Plan, the specific share limitations otherwise set forth in the Plan, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) subject to each outstanding bonus award, the number, class and kind of securities (including, for this purpose, securities of any other entity that is a party to such transaction) subject to each outstanding stock option and the purchase price per security and the terms of each outstanding SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding stock options and SARs without an increase in the aggregate purchase price or base price. For purposes of the Plan, the fair market value of the common stock on a specified date shall be the closing market price of the common stock on such date, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred, or as otherwise determined by the Committee.

6. Effective Date and Term of Plan. The Plan shall be submitted to the stockholders of the Company for approval at the next meeting of stockholders held following the Board’s adoption of the Plan and, if approved, shall become effective on the date of such stockholder approval (the “Effective Date”). The Plan shall terminate on the date on which shares are no longer available for grants or awards under the Plan, unless terminated prior thereto by action of the Board; provided, however that if the Plan itself has not previously terminated, Section 1 of Article V shall terminate on the date that is ten years from the date of stockholder approval of the Plan. No further grants or awards shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants or awards made prior to termination.

7. Amendments. The Plan may be amended or terminated by the Board in any respect except that no amendment may be made without stockholder approval if stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code, or such amendment would increase (subject to Section 5 of this Article I) the number of shares available under the Plan or would amend the prohibition on repricing of awards set forth in Section 4 of this Article I or otherwise permit the repricing of awards granted hereunder. No amendment may impair the rights of a holder of an outstanding grant or award without the consent of such holder.

8. Indemnification. No member of the Committee or any person to whom the Committee delegates its powers, responsibilities or duties in writing, including by resolution (each such person, a “Covered Person”), will have any liability to any person (including any grantee) for any action taken or omitted to be taken or any determination made with respect to the Plan or any award, except as expressly provided by statute. Each Covered Person will be indemnified and held harmless by the Company against and from:

(a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any award agreement, in each case, in good faith and

(b) any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice.

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Appendix B

The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful misconduct. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s articles of incorporation or bylaws, pursuant to any individual indemnification agreements between such Covered Person and the Company, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

II. Bonus Awards

1. Form of Award. Bonus awards, whether performance awards or fixed awards, may be made to eligible participants in the form of (i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, each of which is substantially the equivalent of a share of common stock but for the power to vote and, if the Committee so determines, in its sole discretion, the entitlement to an amount equal to dividends or other distributions otherwise payable on a like number of shares of common stock, (iii) shares of common stock issued to the participant but forfeitable and with restrictions on transfer in any form as hereinafter provided or (iv) any combination of the foregoing.

2. Performance Awards. (a) Awards may be made in terms of a stated potential maximum dollar amount, percentage of compensation or number of units or shares, with such actual amount, percentage or number to be determined by reference to the level of achievement of corporate, sector, business unit, division, individual or other specific performance goals over a performance period of not less than one nor more than ten years, as determined by the Committee.

(b) Performance awards will be determined based on the attainment of written objective performance goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. At the same time as the performance goals are established, the Committee will prescribe a formula to determine the amount of the performance award that may be payable based upon the level of attainment of the performance goals during the performance period.

(c) Following the completion of each performance period, the Committee will have the sole discretion to determine whether the applicable performance goals, including the corporate financial target under the Company’s Annual Incentive Plan, have been met with respect to a given grantee and, if they have, will so certify in writing and ascertain the amount of the applicable performance award. No performance award will be paid for such performance period until such certification is made by the Committee. The amount of the performance award actually paid to a given grantee may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the performance award determined by the Committee for a performance period will be paid to the grantee at such time as determined by the Committee in its sole discretion after the end of such performance period.

(d) In no event shall any participant receive a payment with respect to any performance award if the minimum threshold performance goals requirement applicable to the payment is not achieved during the performance period.

(e) If the Committee desires that compensation payable pursuant to performance awards be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, then with respect to such performance awards, for any calendar year (i) the maximum compensation payable pursuant to any such performance awards granted during such year, to the extent payment thereunder is determined by reference to shares of common stock (or the fair market value thereof), shall not exceed 900,000 shares of common stock (or the fair market value thereof), subject to adjustment as set forth in Section 5 of Article I, and (ii) the maximum compensation payable pursuant to any such performance awards granted during such year, to the extent payment is not determined by reference to shares of common stock, shall not exceed $9,000,000.

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Appendix B

(f) The Committee may provide in any agreement evidencing a performance award under the Plan that the Committee shall retain sole discretion to reduce the amount of or eliminate any payment otherwise payable to a participant with respect to any performance award. If so provided in any agreement evidencing a performance award, the Committee may exercise such discretion by establishing conditions for payments in addition to the performance goals, including the achievement of financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate.

(g) For purposes of the Plan, “performance goals” means the objectives established by the Committee which shall be satisfied or met during the applicable performance period as a condition to a participant’s receipt of all or a part of a performance-based award under the Plan. The performance goals shall be tied to one or more of the following business criteria, determined with respect to the Company or the applicable sector, business unit or division: net sales; cost of sales; gross profit; earnings from operations; earnings before interest, taxes, depreciation and amortization; earnings before income taxes; earnings before interest and taxes; cash flow measures; return on equity; return on assets; return on net assets employed; return on capital; working capital; leverage ratio; stock price measures; enterprise value; safety measures; net income per common share (basic or diluted); EVA™ (Economic Value Added, which represents the cash operating earnings of the Company after deducting a charge for capital employed); cost reduction objectives or, in the case of awards not intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, any other similar criteria established by the Plan Committee for the applicable performance period. The Committee may provide in any agreement evidencing a performance award under the Plan that the Committee shall amend or adjust the performance goals or other terms or conditions of an outstanding award in recognition of unusual or nonrecurring events. If the Committee desires that compensation payable pursuant to any award subject to performance goals be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the performance goals (i) shall be established by the Committee no later than 90 days after the beginning of the applicable performance period (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under Section 162(m) of the Code, including the requirement that such performance goals be stated in terms of an objective formula or standard.

3. Fixed Awards. Awards may be made which are not contingent on the achievement of specific objectives, but are contingent on the participant’s continuing in the Company’s employ for a period specified in the award.

4. Rights with Respect to Restricted Shares. If shares of restricted common stock are subject to an award, the participant shall have the right, unless and until such award is forfeited or unless otherwise determined by the Committee at the time of grant, to vote the shares and to receive dividends thereon from the date of grant and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that (i) distributions with respect to shares of common stock and (ii) regular cash dividends with respect to shares of restricted common stock, in each case, whether subject to time-based or performance-based vesting conditions, shall be deposited with the Company and shall be subject to the same restrictions as the shares of restricted common stock with respect to which any such distribution or dividend was made.

During the restriction period, the shares subject to a restricted stock award shall be held in book entry form, with the restrictions, terms and conditions duly noted, or alternatively a certificate or certificates representing restricted shares shall be registered in the holder’s name or the name of a nominee of the Company and may bear a legend, in addition to any legend which may be required under applicable laws, rules or regulations, indicating that the ownership of the shares of common stock represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the agreement relating to the shares of restricted common stock. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of common stock subject to the award in the event such award is forfeited in whole or in part. Upon termination of any applicable restriction period, including, if applicable, the satisfaction or achievement of applicable objectives, and subject to the Company’s right to require payment of any taxes, the requisite number of shares of common stock shall be delivered to the holder of such award.

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Appendix B

5. Rights with Respect to Stock Units. If stock units are credited to a participant pursuant to an award, then, except as otherwise provided by the Committee in its sole discretion, amounts equal to dividends and other distributions otherwise payable on a like number of shares of common stock after the crediting of the units (unless the record date for such dividends or other distributions precedes the date of grant of such award) shall be credited to a notional account for the participant and shall be subject to the same vesting conditions as the related stock unit award and interest may be credited on the account at a rate determined by the Committee. The Committee may grant awards of stock units in such amounts and subject to such terms and conditions as the Committee may determine. A grantee of a stock unit will have only the rights of a general unsecured creditor of the Company, until delivery of shares, cash or other securities or property is made as specified in the applicable award agreement. On the delivery date specified in the award agreement, the grantee of each stock unit not previously forfeited or terminated will receive one share of common stock, cash or other securities or property equal in value to a share of common stock or a combination thereof, as specified by the Committee.

6. Events Upon Vesting. At the time of vesting of an award made pursuant to this Article II, (i) the award (and any dividend equivalents, other distributions and interest which have been credited), if in units, shall be paid to the participant either in shares of common stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, (ii) the award, if a cash bonus award, shall be paid to the participant either in cash, or in shares of common stock with a then fair market value equal to the amount of such award, or in such combination thereof as the Committee shall determine and (iii) shares of restricted common stock issued pursuant to an award shall be released from the restrictions.

III. Stock Options

1. Options for Eligible Participants. Options to purchase shares of common stock may be granted to such eligible participants as may be selected by the Committee. These options may, but need not, constitute “incentive stock options” under Section 422 of the Code. To the extent that the aggregate fair market value (determined as of the date of grant) of shares of common stock with respect to which options designated as incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan or any other plan of the Company, or any parent or subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall not constitute incentive stock options. No incentive stock options may be granted under the Plan after the earlier of the tenth anniversary of (a) the date the Plan is approved by the Board or (b) the effective date of the Plan.

2. Number of Shares and Purchase Price. The number of shares of common stock subject to an option and the purchase price per share of common stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of common stock shall not be less than 100% of the fair market value of a share of common stock on the date of grant of the option; provided, further, that if an incentive stock option shall be granted to any person who, on the date of grant of such option, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary) (a “Ten Percent Holder”), the purchase price per share of common stock shall be the price (currently 110% of fair market value) required by the Code in order to constitute an incentive stock option.

3. Exercise of Options. The period during which options granted hereunder may be exercised shall be determined by the Committee; provided, however, that no stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercisable more than five years after its date of grant. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of common stock.

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Appendix B

An option may be exercised (i) by giving written notice to the Company (or following other procedures designated by the Company) specifying the number of whole shares of common stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) in previously owned whole shares of common stock (for which the optionee has good title free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock that would otherwise be delivered having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, (E) to the extent expressly authorized by the Committee, via a cashless exercise arrangement with the Company or (F) a combination of (A) and (B), (ii) if applicable, by surrendering to the Company any SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have the sole discretion to disapprove of an election pursuant to clause (D). Any fraction of a share of common stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No shares of common stock shall be delivered until the full purchase price therefor has been paid.

4. No Dividend Equivalent Rights. No dividend equivalents shall be paid or shall accrue with respect to any shares of common stock subject to an option.

IV. Stock Appreciation Rights

1. Grants. Free-standing SARs entitling the grantee to receive cash or shares of common stock having a fair market value equal to the appreciation in market value of a stated number of shares of common stock from the date of grant to the date of exercise of such SARs, or in the case of tandem SARs, from the date of grant of the related stock option to the date of exercise of such tandem SARs, may be granted to such participants as may be selected by the Committee. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. Tandem SARs shall be automatically canceled upon exercise of the related stock option.

2. Number of SARs and Base Price. The number of SARs subject to a grant shall be determined by the Committee. Any tandem SAR related to an incentive stock option shall be granted at the same time that such incentive stock option is granted. The base price of a tandem SAR shall be the purchase price per share of common stock of the related option. The base price of a free-standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the fair market value of a share of common stock on the date of grant of such SAR.

3. Exercise of SARs. The agreement relating to a grant of SARs may specify whether such grant shall be settled in shares of common stock (including restricted shares of common stock) or cash or a combination thereof. Upon exercise of an SAR, the grantee shall be paid the excess of the then fair market value of the number of shares of common stock to which the SAR relates over the base price of the SAR. Such excess shall be paid in cash or in shares of common stock having a fair market value equal to such excess or in such combination thereof as the Committee shall determine. The period during which SARs granted hereunder may be exercised shall be determined by the Committee; provided, however, no SAR shall be exercised later than ten years after the date of its grant; and provided, further, that no tandem SAR shall be exercised if the related option has expired or has been canceled or forfeited or has otherwise terminated. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a tandem SAR, only with respect to whole shares of common stock and, in the case of a free-standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for restricted shares of common stock, the restricted shares shall be issued in accordance with Section 4 of Article II and the holder of such restricted shares shall have such rights of a stockholder of the Company as determined pursuant to such Section. Prior to the exercise of an SAR for shares of common stock, including restricted shares, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of common stock subject to such SAR.

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Appendix B

A tandem SAR may be exercised (i) by giving written notice to the Company (or following other procedures designated by the Company) specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of such SAR and (iii) by executing such documents as the Company may reasonably request. A free-standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

4. No Dividend Equivalent Rights. No dividend equivalents shall be paid or shall accrue with respect to any shares of common stock subject to a SAR.

V. Awards to Non-Employee Directors

1. Annual Grants to Non-Employee Directors. On the date of the Company’s 2017 annual meeting of stockholders, and on the date of each subsequent annual meeting prior to the termination of this Section 1, the Company shall make an award under the Plan to each individual who is, immediately following such annual meeting, a non-employee director. Awards granted pursuant to this Section 1 of Article V shall be in the form of stock options, restricted stock, stock units or SARs. The form of such awards, and the number of shares subject to each such award, shall be determined by a committee meeting the requirements for the Committee described above in Section 4 of Article I in the exercise of its sole discretion. Notwithstanding anything to the contrary set forth elsewhere in the Plan, an award granted to a non-employee director pursuant to this Section 1 of Article V shall have a minimum vesting period of one year from the date of grant and is subject to the limits on compensation in Section 3 of this Article V.

2. Elective Options for Non-Employee Directors. Each non-employee director may from time to time elect, in accordance with procedures to be specified by the Committee, to receive in lieu of all or part of any annual base cash retainer fee for services as a director of the Company, any fees for attendance at meetings of the Board or any committee of the Board and any fees for serving as a member or chairman of any committee of the Board that would otherwise be payable to such non-employee director (“Fees”), an option to purchase shares of common stock, which option shall have a value (as determined in accordance with the Black-Scholes stock option valuation method) as of the date of grant of such option equal to the amount of such Fees and which shall be subject to all of the terms and conditions set forth in Article III of the Plan. Notwithstanding anything to the contrary set forth elsewhere in the Plan, an option granted to a non-employee director pursuant to this Section 2 of Article V shall become exercisable in full on the first anniversary of the date of grant.

3. Limits on Compensation to Non-Employee Directors. No non-employee director of the Company may be granted or paid (in any calendar year) compensation with a value in excess of $500,000, with the value of any equity-based awards based on the accounting grant date value of such award.

VI. Other

1. Non-Transferability of Options and Stock Appreciation Rights. No option or SAR shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the agreement relating to such option or SAR. Each option or SAR may be exercised during the participant’s lifetime only by the participant or the participant’s guardian, legal representative or similar person or the permitted transferee of the participant. Except as permitted by the second preceding sentence, no option or SAR may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option or SAR, such award and all rights thereunder shall immediately become null and void.

B-8	DFIN 2025 Proxy Statement

Appendix B

2. Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of common stock or the payment of any cash pursuant to a grant or award hereunder, payment by the holder thereof of any federal, state, local or other taxes which may be required to be withheld or paid in connection therewith. An agreement may provide that (i) the Company shall withhold whole shares of common stock which would otherwise be delivered to a holder, having an aggregate fair market value determined as of the date the obligation to withhold or pay taxes arises in connection therewith (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of common stock (which the holder has held for at least six months prior to the delivery of such shares or which the holder purchased on the open market and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate fair market value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of common stock which would otherwise be delivered having an aggregate fair market value determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such liability, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election involving clause (D). An agreement relating to a grant or award hereunder may not provide for shares of common stock to be withheld having an aggregate fair market value in excess of the minimum amount of taxes required to be withheld. Any fraction of a share of common stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

3. Acceleration Upon Change in Control. If while (i) any performance award or fixed award granted under Article II is outstanding, (ii) any stock option granted under Article III of the Plan or SAR granted under Article IV of the Plan is outstanding or (iii) any award made to non-employee directors pursuant to Article V (“non-employee director awards”) is outstanding:

(a) any “person,” as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof (but not including (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) (hereinafter a “Person”) is or becomes the beneficial owner, as defined in Rule 13d-3 of the Exchange Act, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates, excluding an acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(b) during any period of two (2) consecutive years beginning on the date that stockholders approve the Plan, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into any agreement with the Company to effect a transaction described in Clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) a merger or consolidation of the Company with any other corporation (hereinafter, a “Corporate Transaction”) is consummated, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

DFIN 2025 Proxy Statement	B-9

Appendix B

(d) the stockholders of the Company approve a plan of complete liquidation of the Company or for the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets, (any of such events being hereinafter referred to as a “Change in Control”), then unless the Committee determines otherwise or as otherwise provided in the applicable award agreement, if a grantee’s employment is terminated by the Company or any successor entity thereto without Cause, or the grantee resigns his or her employment for Good Reason, in either case, on or within three (3) months prior to or two (2) years after a Change in Control, (i) each award granted to such grantee prior to such Change in Control will become fully vested (including the lapsing of all restrictions and conditions) and, as applicable, exercisable, and (ii) any shares deliverable pursuant to restricted stock units will be delivered promptly (but no later than 15 days) following such grantee’s termination of employment. As of the Change in Control date, any outstanding performance awards shall be deemed earned at the target performance level with respect to all open performance periods and will cease to be subject to any further performance conditions but will continue to be subject to time-based vesting following the Change in Control in accordance with the original performance period, provided, however, that if a grantee’s employment is terminated by the Company without Cause or a grantee resigns his or her employment for Good Reason prior to the occurrence of a Change in Control, such grantee’s performance awards shall remain outstanding for three (3) months prior to the conversion described herein and if a Change in Control occurs during such three (3) month period, such performance awards shall be deemed earned as of the Change in Control date as described above. In connection with such Change in Control, the Board (as constituted prior to the Change in Control) may, in its discretion:

(i) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of common stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Committee in accordance with Section 5 of Article I; and/or

(ii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (a) a cash payment in an amount equal to (1) in the case of an option or an SAR, the number of shares of common stock then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the fair market value of a share of common stock as of the date of the Change in Control, over the exercise price or base price per share of common stock subject to such option or SAR, (2) in the case of a restricted stock award, stock unit award or bonus award denominated in shares of common stock, the number of shares of common stock then subject to the portion of such award surrendered, multiplied by the fair market value of a share of common stock as of the date of the Change in Control, and (3) in the case of a bonus award denominated in cash, the value of the bonus award then subject to the portion of such award surrendered; (b) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (a) above; or (c) a combination of the payment of cash pursuant to clause (a) above and the issuance of shares pursuant to clause (b) above.

4. Section 409A. All awards made under the Plan that are intended to be “deferred compensation” subject to Section 409A will be interpreted, administered and construed to comply with Section 409A, and all awards made under the Plan that are intended to be exempt from Section 409A will be interpreted, administered and construed to comply with and preserve such exemption. The Board and the Committee will have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any award or award agreement with respect to an award, the Plan will govern. Without limiting the generality of this Section, with respect to any award made under the Plan that is intended to be “deferred compensation” subject to Section 409A:

(a) any payment due upon a grantee’s termination of employment will be paid only upon such grantee’s separation from service from the Company within the meaning of Section 409A;

(b) Any payment due upon a Change in Control of the Company will be paid only if such Change in Control constitutes a “change in ownership” or “change in effective control” within the meaning of Section 409A, and in the event that such Change in Control does not constitute a “change in the ownership” or “change in the effective control” within the meaning of Section 409A, such award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;

B-10	DFIN 2025 Proxy Statement

Appendix B

(c) any payment to be made with respect to such award in connection with the grantee’s separation from service from the Company within the meaning of Section 409A (and any other payment that would be subject to the limitations in Section 409A(a)(2)(B) of the Code) will be delayed until six months after the grantee’s separation from service (or earlier death) in accordance with the requirements of Section 409A;

(d) if any payment to be made with respect to such award would occur at a time when the tax deduction with respect to such payment would be limited or eliminated by Section 162(m) of the Code, such payment may be deferred by the Company under the circumstances described in Section 409A until the earliest date that the Company reasonably anticipates that the deduction or payment will not be limited or eliminated;

(e) to the extent necessary to comply with Section 409A, any other securities, other awards or other property that the Company may deliver in lieu of shares in respect of an award will not have the effect of deferring delivery or payment beyond the date on which such delivery or payment would occur with respect to the shares that would otherwise have been deliverable (unless the Committee elects a later date for this purpose in accordance with the requirements of Section 409A);

(f) with respect to any required consent under an applicable award agreement, if such consent has not been effected or obtained as of the latest date provided by such award agreement for payment in respect of such award and further delay of payment is not permitted in accordance with the requirements of Section 409A, such award or portion thereof, as applicable, will be forfeited and terminate notwithstanding any prior earning or vesting;

(g) if the award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the grantee’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment;

(h) if the award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the grantee’s right to the dividend equivalents will be treated separately from the right to other amounts under the award; and

(i) for purposes of determining whether the grantee has experienced a separation from service from the Company within the meaning of Section 409A, “subsidiary” will mean a corporation or other entity in a chain of corporations or other entities in which each corporation or other entity, starting with the Company, has a controlling interest in another corporation or other entity in the chain, ending with such corporation or other entity. For purposes of the preceding sentence, the term “controlling interest” has the same meaning as provided in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations, provided that the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Section 1.414(c)-2(b)(2)(i) of the Treasury Regulations.

5. Restrictions on Shares. Each grant and award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of common stock subject thereto upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of common stock delivered pursuant to any grant or award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

6. No Right of Participation or Employment. No person (other than non-employee directors to the extent provided in Article V) shall have any right to participate in the Plan. Neither the Plan nor any grant or award made hereunder shall confer upon any person any right to employment or continued employment by the Company, any subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

7. Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of common stock or other equity security of the Company which is subject to a grant or award hereunder unless and until such person becomes a stockholder of record with respect to such shares of common stock or equity security.

DFIN 2025 Proxy Statement	B-11

Appendix B

8. Awards Subject to Clawback. The awards and any cash payment or securities delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

9. Nonassignability; No Hedging. Unless otherwise provided in an award agreement, no award (or any rights and obligations thereunder) granted to any person under the Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of or hedged in violation of the Company policy on hedging, in any manner (including through the use of any cash-settled instrument), whether voluntarily or involuntarily and whether by operation of law or otherwise, other than by will or by the laws of descent and distribution, and all such awards (and any rights thereunder) will be exercisable during the life of the grantee only by the grantee or the grantee’s legal representative. Notwithstanding the foregoing, the Committee may permit, under such terms and conditions that it deems appropriate in its sole discretion, a grantee to transfer any award to any person or entity that the Committee so determines. Any sale, exchange, transfer, assignment, pledge, hypothecation, or other disposition in violation of the provisions of this Section or Company policy will be null and void and any award which is hedged in any manner will immediately be forfeited. All of the terms and conditions of the Plan and the award agreements will be binding upon any permitted successors and assigns.

10. Right of Offset. The Company will have the right to offset against its obligation to deliver shares (or other property or cash) under the Plan or any award agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the grantee then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an award provides for the deferral of compensation within the meaning of Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver shares (or other property or cash) under the Plan or any award agreement if such offset could subject the grantee to the additional tax imposed under Section 409A of the Code in respect of an outstanding award.

11. Governing Law. The Plan, each grant and award hereunder and the related agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

12. Foreign Participants. Notwithstanding any provision of the Plan to the contrary the Committee may, with a view to both promoting achievement of the purposes of the Plan and complying with (i) provisions of laws in countries outside the United States in which the Company or its subsidiaries operate or have employees and (ii) the rules of any foreign stock exchange upon which the common stock may be listed, determine which persons outside the United States shall be eligible to participate in the Plan on such terms and conditions different from those specified in the Plan as may in the judgment of the Committee be necessary or advisable and, to that end, the Committee may establish sub-plans, modified option exercise procedures and other terms and procedures.

13. Insider Limits. Notwithstanding any other provision of the Plan, (i) the maximum number of shares of common stock which may be reserved for issuance to insiders (as defined in the Ontario Securities Act) under the Plan, together with any other previously established or proposed incentive plan, shall not exceed 10% of the outstanding shares of common stock, (ii) the maximum number of shares of common stock which may be issued to insiders under the Plan, together with any other previously established or proposed incentive plan, within any one year period shall not exceed 10% of the outstanding shares of common stock, and (iii) the maximum number of shares of common stock which may be issued to any one insider and his or her associates under the Plan, together with any other previously established or proposed incentive plan, within a one-year period, shall not exceed 5% of the outstanding shares of common stock.

14. Waiver of Jury Trial. Each grantee waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with the Plan.

B-12	DFIN 2025 Proxy Statement

Appendix B

15. Waiver of Claims. Each grantee of an award recognizes and agrees that before being selected by the Committee to receive an award the grantee has no right to any benefits under the Plan. Accordingly, in consideration of the grantee’s receipt of any award hereunder, the grantee expressly waives any right to contest the amount of any award, the terms of any award agreement, any determination, action or omission hereunder or under any award agreement by the Committee, the Company or the Board, or any amendment to the Plan or any award agreement (other than an amendment to the Plan or an award agreement to which his or her consent is expressly required by the express terms of an award agreement). Nothing contained in the Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any grantee. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

16. Severability; Entire Agreement. If any of the provisions of the Plan or any award agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any award agreements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

17. No Liability With Respect to Tax Qualification or Adverse Tax Treatment. Notwithstanding anything to the contrary contained herein, in no event will the Company be liable to a grantee on account of an award’s failure to (a) qualify for favorable United States or foreign tax treatment or (b) avoid adverse tax treatment under United States or foreign law, including, without limitation, Section 409A.

18. No Third-Party Beneficiaries. Except as expressly provided in an award Agreement, neither the Plan nor any award agreement will confer on any person other than the Company and the grantee of any award any rights or remedies thereunder. The exculpation and indemnification provisions of Section 1.8 will inure to the benefit of a Covered Person’s estate and beneficiaries and legatees.

19. Successors and Assigns of the Company. The terms of the Plan will be binding upon and inure to the benefit of the Company and any successor entity, including as contemplated by Section 6.3.

20. Approval of Plan. The Plan and all grants and awards made hereunder shall be null and void if the adoption of the Plan is not approved by the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the next meeting of stockholders following the Board’s adoption of the Plan.

DFIN 2025 Proxy Statement	B-13

Appendix B

FIRST AMENDMENT TO THE

DONNELLEY FINANCIAL SOLUTIONS, INC.

AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

(approved by stockholders May 30, 2019)

THIS AMENDMENT TO THE DONNELLEY FINANCIAL SOLUTIONS, INC. AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN (this “Amendment”), is made and adopted as of April 17, 2019, by the Board of Directors (the “Board”) of Donnelley Financial Solutions, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Donnelley Financial Solutions, Inc. Amended and Restated 2016 Performance Incentive Plan (the “Plan”).

4.
Subject to obtaining the approval of the Company’s stockholders, Section 3 of the Plan is hereby amended and replaced in its entirety as follows:

“3. Limitation on Shares to be Issued. Subject to adjustment as provided in Section 5 of this Article I, 3,432,915 shares of common stock shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options, SARs which are not granted in tandem with or by reference to a stock option (“free-standing SARs”), restricted stock awards and stock unit awards. Shares subject to a grant or award under the Plan (including shares awarded under the Plan prior to the date of this amendment and restatement) which are not issued or delivered, by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or the settlement of the grant or award in cash shall again be available for future grants and awards under the Plan; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs (“tandem SARs”) shall be treated as one grant. Shares tendered or withheld upon exercise of an option, vesting of restricted stock or stock units, settlement of an SAR or upon any other event to pay exercise price or tax withholding, or shares purchased by the Company using the proceeds of the exercise a stock option, shall not be available for future issuance under the Plan. In addition, upon exercise of an SAR, the total number of shares remaining available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.”

5.
This Amendment will become effective and incorporated into the Plan on the date of approval by the Company’s stockholders.
6.
Except as expressly set forth herein, the Plan shall remain in full force and effect.

B-14	DFIN 2025 Proxy Statement

Appendix B

SECOND AMENDMENT TO THE

DONNELLEY FINANCIAL SOLUTIONS, INC.

AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

THIS SECOND AMENDMENT TO THE DONNELLEY FINANCIAL SOLUTIONS, INC. AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN (this “Amendment”), is made and adopted as of June 27, 2019, by the Board of Directors (the “Board”) of Donnelley Financial Solutions, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Donnelley Financial Solutions, Inc. Amended and Restated 2016 Performance Incentive Plan (the “Plan”).

1.
Section 2 of Article VI of the Plan is hereby amended by deleting the following penultimate sentence thereof:

~~“An agreement relating to a grant or award hereunder may not provide for shares of common stock to be withheld having an aggregate fair market value in excess of the minimum amount of taxes required to be withheld.”~~

2.
This Amendment will become effective and incorporated into the Plan as of the date hereof.
3.
Except as expressly set forth herein, the Plan shall remain in full force and effect.

DFIN 2025 Proxy Statement	B-15

Appendix B

THIRD AMENDMENT TO THE

DONNELLEY FINANCIAL SOLUTIONS, INC.

AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN

THIS AMENDMENT TO THE DONNELLEY FINANCIAL SOLUTIONS, INC. AMENDED AND RESTATED 2016 PERFORMANCE INCENTIVE PLAN (this “Amendment”), is made and adopted as of March 22, 2021, by the Board of Directors (the “Board”) of Donnelley Financial Solutions, Inc. (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Donnelley Financial Solutions, Inc. Amended and Restated 2016 Performance Incentive Plan (the “Plan”).

6.
Subject to obtaining the approval of the Company’s stockholders, Section 3 of the Plan is hereby amended and replaced in its entirety as follows:

“3. Limitation on Shares to be Issued. Subject to adjustment as provided in Section 5 of this Article I, 4,252,866 shares of common stock shall be available under the Plan, reduced by the aggregate number of shares of common stock which become subject to outstanding bonus awards, stock options, SARs which are not granted in tandem with or by reference to a stock option (“free-standing SARs”), restricted stock awards and stock unit awards. Shares subject to a grant or award under the Plan (including shares awarded under the Plan prior to the date of this amendment and restatement) which are not issued or delivered, by reason of the expiration, termination, cancellation or forfeiture of all or a portion of the grant or award or the settlement of the grant or award in cash shall again be available for future grants and awards under the Plan; provided, however, that for purposes of this sentence, stock options and SARs granted in tandem with or by reference to a stock option granted prior to the grant of such SARs (“tandem SARs”) shall be treated as one grant. Shares tendered or withheld upon exercise of an option, vesting of restricted stock or stock units, settlement of an SAR or upon any other event to pay exercise price or tax withholding, or shares purchased by the Company using the proceeds of the exercise a stock option, shall not be available for future issuance under the Plan. In addition, upon exercise of an SAR, the total number of shares remaining available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised.”

7.
This Amendment will become effective and incorporated into the Plan on the date of approval by the Company’s stockholders.
8.
Except as expressly set forth herein, the Plan shall remain in full force and effect.

B-16	DFIN 2025 Proxy Statement

Appendix C

Reconciliation of GAAP Net Earnings to

Non-GAAP Adjusted EBITDA

(in millions)

	For the Twelve Months Ended
	December 31, 2024	December 31, 2023
GAAP net earnings	$92.4	$82.2
Adjustments
Restructuring, impairment and other charges, net	6.6	9.8
Share-based compensation expense	25.2	22.5
Gain on sale of long-lived assets	(9.8)	(0.8)
Non-income tax, net	(1.1)	(0.9)
Gain on investments in equity securities	(0.4)	(7.0)
(Gain) loss on sale of a business	(0.4)	6.1
Accelerated rent expense	—	3.7
Disposition-related expenses	—	0.3
Depreciation and amortization	60.2	56.7
Interest expense, net	12.9	15.8
Investment and other income, net	(1.0)	(0.8)
Income tax expense	32.7	19.8
Total Non-GAAP adjustments	124.9	125.2
Non-GAAP Adjusted EBITDA	$217.3	$207.4

Reconciliation of Net Cash Provided by Operating Activities to
Free Cash Flow

(in millions)

	For the Twelve Months Ended
	December 31, 2024	December 31, 2023
Net cash provided by operating activities	$171.1	$124.0
Less: capital expenditures	65.9	61.8
Free cash flow	$105.2	$62.2

DFIN 2025 Proxy Statement	C-1

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Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved The undersigned hereby appoints David A. Gardella and Leah Trzcinski (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Donnelley Financial Solutions, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Donnelley Financial Solutions, Inc. Annual Meeting of Stockholders For Stockholders of Record as of March 17, 2025 Wednesday, May 14, 2025 1:30 PM, Central Time Annual meeting to be held live via the Internet - please visit www.proxydocs.com/DFIN for more details and to register to attend. C/O TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/DFIN Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-509-1046 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/DFIN. YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 1:30 PM, Central Time, May 14, 2025. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

3

Donnelley Financial Solutions, Inc. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect the nominees identified in this proxy statement for a one-year term as directors. FOR AGAINST ABSTAIN 1.01 Luis A. Aguilar FOR 1.02 Richard L. Crandall FOR 1.03 Juliet S. Ellis FOR 1.04 Gary G. Greenfield FOR 1.05 Daniel N. Leib FOR 1.06 Lois M. Martin FOR 1.07 Chandar Pattabhiram #P8# #P8# #P8#FOR 1.08 Ayman Sayed FOR FOR AGAINST ABSTAIN 2. To approve, on an advisory basis, the Company’s executive compensation. FOR 3. To vote to amend the Company’s Amended and Restated 2016 Performance Incentive Plan. FOR 4. To vote to ratify the appointment by the Audit Committee of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. #P12# #P12# #P12# FOR 5. To conduct any other business if properly raised. You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/DFIN. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4